UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07989

Metropolitan West Funds

(Exact name of registrant as specified in charter)

11766 Wilshire Boulevard, Suite 1580 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip code)

Metropolitan West Funds

11766 Wilshire Boulevard, Suite 1580

Los Angeles, CA 90025

(Name and address of agent for service)

registrant’s telephone number, including area code: (310) 966-8900

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

METROPOLITAN WEST FUNDS

ULTRA SHORT BOND FUND

LOW DURATION BOND FUND

INTERMEDIATE BOND FUND

TOTAL RETURN BOND FUND

HIGH YIELD BOND FUND

STRATEGIC INCOME FUND

ALPHATRAK 500 FUND

ANNUAL REPORT

March 31, 2008

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment with the Metropolitan West Funds. We are pleased to provide the following March 31, 2008 Annual Report for the Metropolitan West Funds, which include:

Metropolitan West Ultra Short Bond Fund

Metropolitan West Low Duration Bond Fund

Metropolitan West Intermediate Bond Fund

Metropolitan West Total Return Bond Fund

Metropolitan West High Yield Bond Fund

Metropolitan West Strategic Income Fund

Metropolitan West AlphaTrak 500 Fund

M-Class (MWUSX), I-Class (MWUIX)

M-Class (MWLDX), I-Class (MWLIX)

M-Class (MWIMX), I-Class (MWIIX)

M-Class (MWTRX), I-Class (MWTIX)

M-Class (MWHYX), I-Class (MWHIX)

M-Class (MWSTX), I-Class (MWSIX)

(MWATX)

As of March 31, 2008, the total assets managed in the seven Fund strategies exceeded $8.5 billion, demonstrating year-over-year growth from $5 billion in assets at March 31, 2007. This growth came as a result of increased sponsorship of the funds by both institutional and individual investors, to whom we are grateful and committed to delivering upon the expectations vested in us.

Economic Review and Market Environment

Not surprisingly, the pace of economic growth slowed sharply in the last two quarters, as troubles afflicting the primary drivers of economic expansion over the past several years - finance, housing and construction - manifest themselves in the broader economy. Whether it was the lagged effect of Federal Reserve tightening between 2004 and 2006 or simply a collapse under the weight of unsustainable levels of home price appreciation (with attendant measures of speculation and initial appearances of fraud in certain sectors), it was clear as we worked through the first quarter of 2008 that a period of adjustment was afoot in the residential housing market as accumulated excesses were worked off from the latest financial bubble.

For the past several months, across readings of economic activity, the evidence of slowdown has been clear: unemployment jumped over 5% from 4.4% a year earlier, both Institute for Supply Management Manufacturing and Non-Manufacturing Indexes persistently flirted with recessionary levels, and consumer confidence plummeted. To confound matters (and Fed policy considerations), inflation remained stubbornly elevated, with oil pushing well over $100 per barrel, gold jumping to $1,000 per ounce, and grain price hikes becoming epidemic.

Despite the inflationary pressure, the Fed accelerated its pace of easing in the first quarter of 2008, punctuated by a reduction of 125 basis points over a period of eight days in late January, as word came of a massive trading catastrophe unfolding in Europe, after what had already been seven months of growing skittishness in the global capital markets. Certainly the Fed had considerable cover for its action in the weakening economic data, but it is unlikely to have acted with the same alacrity based on the economy alone, especially given the faltering U.S. Dollar and steep commodities pricing.

So what about those capital markets? With risk aversion in full swing and investors pulling back - voluntarily or otherwise - the domestic markets set about a massive and painful deleveraging process. In the midst of this environment, leveraged investors -financial intermediaries and certain hedge funds, in particular - find themselves in the crosshairs, most notably those with direct and derivative exposure in the residential mortgage markets, especially those collateralized by loans to sub-prime borrowers. As a result, the need to shrink balance sheets full of assets acquired with leverage has led to imbalances in the markets, as even very solid investments have re-priced downward due to a shortage of available buyers. In such times, prices must adjust so that the assets may move from weak hands into strong hands, and in the current environments, we are seeing such an episode. While it is likely that we saw the peak of fear in March as venerable Bear Stearns stood at the doorstep of collapse (only to be rescued in a New York Fed-engineered “buyout” by JP Morgan), it will no doubt be a bump road ahead, as ongoing adjustments are effected. In addition to its reduction of the Fed Funds rate (and matchmaking of last resort noted above), this Fed has been especially active in unprecedented fashion by attempting to target liquidity to banks and broker-dealers, all in the name of preserving system integrity and to facilitate the deleveraging process.

Illustrating the conditions, broad-based US Treasury issues earned 8.6% in the past six months and Treasury Inflation-Protected Securities (TIPS) gained 10.4%. Though still a solid return, Agency mortgages lagged Treasury issues, gaining 5.7%, the underperformance associated with spread widening across the spread sectors. Investment grade corporate bonds edged up by 1.8%, though their high yield counterparts lost 4.3%. However, the most shocking performance came in the asset-backed sector, where investments in home equity collateral (the address for subprime) fell by more than 20% in the six months ended March 31,

2008. This occurred despite largely AAA ratings at issuance and levels of collateral protection that suggest even Depression-like conditions in the mortgage markets would see these structures largely repaid. No doubt, as we will discuss below in attributing some of the challenged performance across the Funds, this had a significant impact on recent returns, but represents a potentially valuable opportunity in assessing go-forward conditions and expectations that pricing will revert to a fundamental basis rather than continue on a technical basis, i.e., supply-demand driven.

The Economy and Market Ahead

As the aforementioned deleveraging process unfolds, lower consumer spending, tightening credit for both consumers and corporations, falling home values, rising unemployment, and higher energy prices augur for a slowing economy for the next two to three quarters. The intermediate-term outlook suggests two to three years of below-trend growth as excess inventory is worked off in the housing market, restoring equilibrium. Unemployment will likely continue to increase and despite upward pressure from a weak dollar, high commodity prices, and Fed easing, inflation should remain contained due to slackening demand. The current capital market experience is not altogether different than the 1990, 1994, 1998, and 2002 episodes, but perhaps broader and deeper. Despite the challenges, the deleveraging process will set the stage for an improved outlook and ultimate recovery. This purging process often leads to assets (both good and bad) trading below their long-term fundamental value. As a value investor, Metropolitan West will look to take advantage of the conditions to capture premium risk-adjusted returns across the Funds.

Overall, portfolio durations remain near-neutral to benchmark levels, while structures are still designed to profit from a steep yield curve. We remain wary of corporate bonds, as we expect profit margins to be subject to the pressure of a tepid economy. Therefore, portfolio holdings will be focused on shorter maturities of higher quality issuers, with strong covenants and solid asset protection, in addition to cheaply priced debt of major financial franchises. Among mortgage-and asset-backed markets, opportunities are becoming legion across Agency and non-Agency (including subprime and Alt-A) issues as indiscriminate investors shed holdings notwithstanding the integrity of the underlying collateral.

Data sources for the discussion above include Bloomberg, Lehman Brothers, and Merrill Lynch.

Fund Results

General Performance Commentary

Without a doubt, the past six to twelve months have seen the most challenging market conditions in years. At the beginning of 2007, the portfolio management team at Metropolitan West Asset Management was noting a relatively low volatility environment as lacking much in the way of return opportunity appropriately compensating for prospective risk. With large imbalances in the housing sector, macro risks in the US economy were increasing. In addition, security valuations appeared rich across most sectors. As such, MWAM attempted to position the Funds defensively (albeit with an eye toward identifying areas of attractive relative value). Fast forwarding to the middle of 2007, when subterranean cracks broke through the surface in the form of mortgage hedge fund failures at Bear Stearns, capital markets - save government debt, per usual - became incredibly constricted as liquidity evaporated. The upshot was significant deterioration across the risk markets - no real surprise there. However, what was surprising was the degree of weakness in higher quality, better protected assets that have typically weathered the storms of market corrections with only modest increases in yields or declines in price.

As depicted below and in the pages ahead, the investment performance across the Metropolitan West Funds has reflected the market challenges and has disappointed in the short-term. Nonetheless, MWAM remains confident in the construction of the portfolios and optimistic about the prospects of recovering the performance deficit of the past several months, as liquidity conditions improve and the demand for attractive assets increases. About markets, it is often said that participants lose their heads in frothy markets, and that they lose their nerve when the market tumbles. Regarding lost nerve, March 2008 was such a month. By maintaining our vigilance through this period, and similar times in the past, MWAM will look to take advantage of the considerable risk-adjusted value that presents itself as less committed and less knowledgeable investors head for the exits.

The performance data quoted represents past performance and does not guarantee future results. The returns shown do not take into account taxes on fund distributions or redemption of fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Unlike a mutual fund, the performance of an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The net expense ratio reflects a contractual agreement by the Adviser to reduce its fees and/or absorb expenses to limit the Fund’s total annual operating expenses for the current fiscal year. The Adviser voluntarily extended the agreement for the current fiscal year and expects to renew contractual expense limitation each year in May. Without fee waivers, returns would have been lower. For additional expense ratio information, please refer to the Financial Highlights section of the report.

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through March 31, 2008
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	(5.43)%	(4.48)%	1.46%	—	—	2.75%
Merrill Lynch 1-Year US Treasury Index	3.69%	6.82%	4.85%	—	—	3.38%
MWUIX (Inception: July 31, 2004)	(5.35)%	(4.32)%	1.62%	—	—	1.74%
Merrill Lynch 1-Year US Treasury Index	3.69%	6.82%	4.85%	—	—	4.14%

For MWUSX the total expense ratio is 0.57% and the net expense ratio is 0.50%. For MWUIX the total expense ratio is 0.40% and the net expense ratio is 0.34%.

Management Discussion of Ultra Short Bond Fund Performance

Notwithstanding an orientation toward defensive (as measured by average security quality rating) positioning in the Ultra Short Bond Fund, performance lagged the benchmark over the past six months due to sector allocation to (and significant mark-to-market repricing across) non-Treasury holdings in the portfolio. The repricing to the downside, which Fund managers do not expect to be permanent, was the result of broad-based investor deleveraging and the associated withdrawal of market liquidity, much of it owing to concerns over the ultimate value of the underlying collateral against which residential loans were made. A relatively neutral positioning of portfolio duration versus that of the benchmark produced little performance distinction from the Index. With portfolio structure emphasizing expectations for a steeper Treasury yield curve, that particular strategy was additive as the Fed eased, steepening the curve.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX)

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	(3.31)%	(2.11)%	2.60%	3.31%	4.28%	4.68%
Merrill Lynch 1-3 Year US Treasury Index	5.41%	8.99%	5.40%	3.61%	4.90%	5.14%
MWLIX (Inception: March 31, 2000)	(3.21)%	(1.82)%	2.84%	3.53%	—	3.97%
Merrill Lynch 1-3 Year US Treasury Index	5.41%	8.99%	5.40%	3.61%	—	4.91%

For MWLDX the total expense ratio is 0.60% and the net expense ratio is 0.58%. For MWLIX the total expense ratio is 0.41% and the net expense ratio is 0.39%.

Management Discussion of Low Duration Bond Fund Performance

As with the broad positioning of MWAM portfolios, the Low Duration Bond Fund has maintained an orientation toward high quality (as measured by average security quality rating) over the past several quarters. Despite this defensiveness, Fund performance lagged the benchmark over the past six months due to sector allocation to (and significant mark-to-market repricing across) non- Treasury holdings in the portfolio. The repricing to the downside, which Fund managers do not expect to be permanent, was the result of broad-based investor deleveraging and the associated withdrawal of market liquidity, much of it owing to concerns over the ultimate value of the underlying collateral against which residential loans were made. A relatively neutral positioning of portfolio duration versus that of the benchmark produced little performance distinction from the Index. With portfolio structure emphasizing expectations for a steeper Treasury yield curve, that particular strategy was additive as the Fed eased, steepening the curve.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through March 31, 2008
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	3.46%	5.48%	4.66%	—	—	4.39%
Lehman Bros. Intermediate Gov’t. Credit Index	5.99%	8.88%	5.66%	—	—	4.01%
MWIIX (Inception: June 28, 2002)	3.56%	5.70%	4.91%	5.46%	—	6.50%
Lehman Bros. Intermediate Gov’t. Credit Index	5.99%	8.88%	5.66%	4.36%	—	5.16%

For MWIMX the total expense ratio is 0.82% and the net expense ratio is 0.65%. For MWIIX the total expense ratio is 0.61% and the net expense ratio is 0.44%.

Management Discussion of Intermediate Bond Fund Performance

Despite an orientation toward defensive (as measured by average security quality rating) positioning in the Intermediate Bond Fund, performance lagged the benchmark over the past six months due to sector allocation to and significant mark-to-market repricing across non-Index mortgage- and asset-backed Fund holdings. The repricing to the downside, which Fund managers do not expect to be permanent, was the result of broad-based investor deleveraging and the associated withdrawal of market liquidity, much of it owing to concerns over the ultimate value of the underlying collateral against which residential loans were made. A relatively neutral positioning of portfolio duration versus that of the benchmark produced little performance distinction from the Index. With portfolio structure emphasizing expectations for a steeper Treasury yield curve, that particular strategy was additive as the Fed eased, steepening the curve. Though a cautious outlook toward corporates guided an underweight position to the sector, the result being a net positive to performance, it was more than negated by the aforementioned allocations in mortgage- and asset-backed securities, which underperformed the benchmark by a wide margin in the recent environment.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX)

	Performance Through March 31, 2008
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	3.00%	5.44%	5.73%	6.87%	6.39%	7.04%
Lehman Brothers Aggregate Index	5.23%	7.67%	5.47%	4.58%	6.03%	6.56%
MWTIX (Inception: March 31, 2000)	3.11%	5.65%	5.95%	7.11%	—	6.69%
Lehman Brothers Aggregate Index	5.23%	7.67%	5.47%	4.58%	—	6.51%

For MWTRX the total expense ratio is 0.66% and the net expense ratio is 0.65%. For MWTIX the total expense ratio is 0.45% and the net expense ratio is 0.44%.

Management Discussion of Total Return Bond Fund Performance

Notwithstanding an orientation toward defensive (as measured by average security quality rating) positioning in the Total Return Bond Fund, performance lagged the benchmark over the past six months due to significant mark-to-market repricing across non-Index mortgage- and asset-backed Fund holdings. The repricing to the downside, which Fund managers do not expect to be permanent, was the result of broad-based investor deleveraging and the associated withdrawal of market liquidity, much of it owing to concerns over the ultimate value of the underlying collateral against which residential loans were made. A relatively neutral positioning of portfolio duration versus that of the benchmark produced little performance distinction from the Index. With portfolio structure emphasizing expectations for a steeper Treasury yield curve, that particular strategy was additive as the Fed eased, steepening the curve. From a sector standpoint, a modest overweight to Government securities produced incremental return as the Treasury market outperformed the broad index. Also, a cautious outlook toward corporates guided an underweight position, the result being a net positive to performance.

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through March 31, 2008
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	(4.16)%	(3.13)%	3.73%	7.98%	—	10.65%
Lehman HY 2% Issuer Cap Index	(4.01)%	(3.48)%	4.69%	8.49%	—	10.35%
Lehman High Yield Index	(4.27)%	(3.74)%	4.89%	8.62%	—	10.56%
MWHIX (Inception: March 31, 2003)	(4.04)%	(2.88)%	3.96%	8.25%	—	8.25%
Lehman HY 2% Issuer Cap Index	(4.01)%	(3.48)%	4.69%	8.49%	—	8.49%
Lehman High Yield Index	(4.27)%	(3.74)%	4.89%	8.62%	—	8.62%

For MWHYX the total expense ratio is 1.05% and the net expense ratio is 0.80%. For MWHIX the total expense ratio is 0.81% and the net expense ratio is 0.55%.

Management Discussion of High Yield Bond Fund Performance

With an emphasis toward higher quality and the better security afforded by bank loans, the positioning of the High Yield Bond Fund was established to outperform handily in a challenging market environment across sub-investment grade corporate issues. Due to the conditions of deleveraging, bank loans, too, became widespread sale candidates over the past several months as investors looked to shed holdings, thus putting pressure on pricing similar to the broader high yield market at a time when such holdings would have been expected to outperform. In addition, the Fund also began in late 2007 to put on securitized positions from the severely dislocated residential mortgage-backed securities. As pricing remained weak through the first quarter of 2008, the allocation added little to Fund return.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through March 31, 2008
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	(12.96)%	(13.44)%	(1.70)%	—	—	2.91%
Merrill Lynch 3-Month US Treasury	2.97%	6.73%	6.51%	—	—	5.36%
Index + 2%
MWSIX (Inception: March 31, 2004)	(12.85)%	(13.22)%	(1.45)%	—	—	(0.10)%
Merrill Lynch 3-Month US Treasury	2.97%	6.73%	6.51%	—	—	5.80%
Index + 2%

For MWSTX the total expense ratio is 1.70%. For MWSIX the total expense ratio is 1.63%.

Management Discussion of Strategic Income Fund Performance

The deleveraging of the capital markets found substantial disappointment in the returns of the Strategic Income Fund over the past six months. With investments across securitized markets such as bank loans, aircraft enhanced equipment trust certificates, and higher quality areas of the mortgage-backed markets, Fund holdings faced mark-to-market repricing that dragged down returns. Though the diversification of the portfolio produced benefits through strategies designed to gain modestly from yield curve steepening, it certainly was not significant enough to overcome the price adjustment inspired by the intensified risk aversion characterizing the market in late March. With the managers holding the view that considerable value lays trapped within the Fund awaiting improved market sentiment, or simply, security maturities, the yield (and, thus, prospective return) on the Fund has increased sharply and MWAM’s expectations remain that the recent performance deficit is subject to reversal in the months and quarters ahead.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through March 31, 2008
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	(19.79)%	(14.03)%	2.91%	10.04%	—	2.79%
Standard & Poor’s 500 Equity Index	(12.46)%	(5.08)%	5.85%	11.31%	—	3.21%

For MWATX the total expense ratio is 0.73%.

Management Discussion of AlphaTrak 500 Fund Performance

Notwithstanding an orientation toward defensive (as measured by average security quality rating) positioning in the AlphaTrak 500 Fund, performance lagged the benchmark over the past six months due to sector allocation to and (significant mark-to-market repricing across) non-Treasury holdings in the portfolio. The repricing to the downside, which Fund managers do not expect to be permanent, was the result of broad-based investor deleveraging and the associated withdrawal of market liquidity, much of it owing to concerns over the ultimate value of the underlying collateral against which residential loans were made. A relatively neutral positioning of portfolio duration versus that of the benchmark produced little performance distinction from the Index. With portfolio structure emphasizing expectations for a steeper Treasury yield curve, that particular strategy was modestly additive as the Fed eased, steepening the curve.

A Consistent Long-Term Value Orientation

In closing, MWAM remains committed to a philosophy rooted in a value orientation with a long-term perspective. As such, the investment team continues to target consistent outperformance of the Funds’ benchmarks over a market cycle by diversifying the sources of value-added in the portfolios. Those value-added strategies include: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment milestones.

Sincerely,

Scott Dubchansky

President and Trustee

One-year returns are due in part to market conditions that might not be repeated in the future. U.S. Treasury bonds, unlike mutual funds, are insured direct obligations of the U.S. Government that offer a fixed rate of return when held to maturity. A quality rating, such as “BB,” refers to the credit risk of individual securities, and not to the Fund. Investment by a Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond Funds have similar interest rates, issues and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher-rated bonds. The Strategic Income Fund engages in sophisticated investment strategies. The AlphaTrak 500 Fund trades futures and derivative contracts. These Funds may not be suitable for all investors.

The views and forecasts expressed here are as of March 31, 2008, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

Funds are distributed by PFPC Distributors, Inc. 760 Moore Rd., King of Prussia, PA 19406. To be preceded or accompanied by a prospectus.

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class M were (4.48)% and 2.75%, respectively. The inception date for the Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Ultra Short Bond Fund Class I was July 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class I were (4.32)% and 1.74%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $10,654.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the Merrill Lynch 1-3 Year U.S. Treasury Index. The one year and average annual ten year total returns for the Metropolitan West Low Duration Bond Fund Class M were (2.11)% and 4.28%, respectively. The inception date for Class M was March 31, 1997. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Low Duration Bond Fund Class I was March 31, 2000. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Class I were (1.82)% and 3.97%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $13,658.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Lehman Brothers Intermediate U.S. Gov’t Credit Index. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class M were 5.48% and 4.39%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Intermediate Bond Fund Class I was June 28, 2002. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class I were 5.70% and 6.50%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $14,367.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Lehman Brothers Aggregate Index. The one year and average annual ten year total returns for the Metropolitan West Total Return Bond Fund Class M were 5.44% and 6.39%, respectively. The inception date for Class M was March 31, 1997. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Total Return Bond Fund Class I was March 31, 2000. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class I were 5.65% and 6.69%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $16,793.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Lehman Brothers High Yield Index and the Lehman Brothers High Yield - 2% Issuer Cap Index. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class M were (3.13)% and 10.65%, respectively. The inception date for Class M was September 30, 2002. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West High Yield Bond Fund Class I was March 31, 2003. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class I were (2.88)% and 8.25%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $14,864.

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the Merrill Lynch 3-month U.S. Treasury Index plus 200 basis points. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class M were (13.44)% and 2.91%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Strategic Income Fund Class I was March 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class I were (13.22)% and (0.10)%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $9,959.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual since inception total returns for the Metropolitan West AlphaTrak 500 Fund were (14.03)% and 2.79%, respectively. The graph assumes that distributions were reinvested.

The performance data quoted in the various graphs on this and the preceding pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended March 31, 2008 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/07	Ending Account Value 03/31/08	Expense Ratio[1]	Expenses Paid During Period[2]
Ultra Short Bond Fund
Actual Fund Return
Class M	$1,000.00	$945.70	0.50%	$2.43
Class I	$1,000.00	$946.50	0.34%	$1.66
Hypothetical 5% Return
Class M	$1,000.00	$1,022.50	0.50%	$2.53
Class I	$1,000.00	$1,023.30	0.34%	$1.72

Low Duration Bond Fund
Actual Fund Return
Class M	$1,000.00	$966.90	0.58%	$2.85
Class I	$1,000.00	$967.90	0.39%	$1.92
Hypothetical 5% Return
Class M	$1,000.00	$1,022.10	0.58%	$2.93
Class I	$1,000.00	$1,023.05	0.39%	$1.97

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

	Beginning Account Value 10/01/07	Ending Account Value 03/31/08	Expense Ratio[1,2]	Expenses Paid During Period[3]
Intermediate Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,034.60	0.65%	$3.31
Class I	$1,000.00	$1,035.60	0.44%	$2.25
Hypothetical 5% Return
Class M	$1,000.00	$1,021.75	0.65%	$3.29
Class I	$1,000.00	$1,022.79	0.44%	$2.23

Total Return Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,030.00	0.65%	$3.31
Class I	$1,000.00	$1,031.10	0.44%	$2.24
Hypothetical 5% Return
Class M	$1,000.00	$1,021.74	0.65%	$3.30
Class I	$1,000.00	$1,022.79	0.44%	$2.23

High Yield Bond Fund
Actual Fund Return
Class M	$1,000.00	$958.40	0.80%	$3.91
Class I	$1,000.00	$959.60	0.55%	$2.70
Hypothetical 5% Return
Class M	$1,000.00	$1,021.00	0.80%	$4.04
Class I	$1,000.00	$1,022.24	0.55%	$2.79

Strategic Income Fund
Actual Fund Return
Class M	$1,000.00	$870.40	1.48%	$6.94
Class I	$1,000.00	$871.50	1.35%	$6.32
Hypothetical 5% Return
Class M	$1,000.00	$1,017.58	1.48%	$7.48
Class I	$1,000.00	$1,018.24	1.35%	$6.82

AlphaTrak 500 Fund
Actual Fund Return	$1,000.00	$802.10	0.11%	$0.49
Hypothetical 5% Return	$1,000.00	$1,024.46	0.11%	$0.55

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

The “Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratios in the Financial Highlights, which is for the fiscal year. The significant differences for the Strategic Income Fund is attributable to performance based fee adjustments and interest expense and the significant differences for the AlphaTrak 500 Fund is attributable to the performance based fee adjustments.

[3]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2008 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Funds’ net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

Ultra Short Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Non-Agency Mortgage-Backed	26.14%	U.S. Treasury	0.12%	0 to 1 years	28.89%
Asset-Backed Securities	23.95%	Agency	33.55%	1 year to 3 years	43.50%
U.S. Agency Mortgage-Backed	21.08%	AAA	57.68%	3 years to 5 years	24.33%
U.S. Agency Discount Notes	12.38%	AA	0.71%	5 years to 10 years	4.84%
Commercial Mortgage-Backed	8.06%	A	4.32%	10 years to 20 years	0.41%
Corporate Bonds	5.25%	BBB	1.84%	20 years +	(1.97)%

Money Market RIC	4.58%	BB or below	1.78%	Total	100.00%

Bank Loans	0.31%	Total	100.00%

U.S. Treasury Securities	0.12%
Other	(1.87)%

Total	100.00%

Low Duration Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Asset-Backed Securities	22.26%	U.S. Treasury	0.30%	0 to 1 years	23.20%
Corporate Bonds	19.64%	Agency	34.06%	1 year to 3 years	40.87%
U.S. Agency Mortgage-Backed	18.51%	AAA	41.18%	3 years to 5 years	25.89%
Non Agency Mortgage-Backed	17.86%	AA	5.81%	5 years to 10 years	13.21%
U.S. Agency Discount Notes	9.19%	A	5.60%	10 years to 20 years	1.38%
U.S. Agency Securities	6.27%	BBB	8.74%	20 years +	(4.55)%

Commercial Mortgage-Backed	3.43%	BB or below	4.31%	Total	100.00%

Municipal Bonds	1.67%	Total	100.00%

Bank Loans	1.43%
U.S. Treasury Securities	0.30%
Preferred Stock	0.15%
Money Market RIC	0.10%
Other	(0.81)%

Total	100.00%

Intermediate Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
U.S. Agency Mortgage-Backed	32.24%	U.S. Treasury	18.49%	0 to 1 years	13.93%
U.S. Treasury Securities	18.49%	Agency	41.64%	1 year to 3 years	11.02%
Corporate Bonds	14.44%	AAA	22.03%	3 years to 5 years	34.75%
Non-Agency Mortgage-Backed	9.38%	AA	4.85%	5 years to 10 years	40.82%
U.S. Agency Discount Notes	9.22%	A	4.31%	10 years to 20 years	3.02%
Asset-Backed Securities	8.17%	BBB	6.06%	20 years +	(3.54)%

Commercial Mortgage-Backed	7.51%	BB or below	2.62%	Total	100.00%

Municipal Bonds	1.95%	Total	100.00%

Bank Loans	1.12%
Money Market RIC	0.63%
Other	(3.15)%

Total	100.00%

Total Return Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
U.S. Agency Mortgage-Backed	36.04%	U.S. Treasury	11.59%	0 to 1 years	21.91%
U.S. Agency Discount Notes	19.33%	Agency	55.82%	1 year to 3 years	6.45%
Corporate Bonds	13.94%	AAA	15.61%	3 years to 5 years	28.57%
U.S. Treasury Securities	11.59%	AA	6.32%	5 years to 10 years	38.90%
Commercial Mortgage-Backed	7.72%	A	2.67%	10 years to 20 years	6.67%
Non-Agency Mortgaged-Backed	5.60%	BBB	4.43%	20 years +	(2.50)%

Asset-Backed Securities	5.53%	BB or below	3.56%	Total	100.00%

Municipal Bonds	1.89%	Total	100.00%

Bank Loans	1.89%
Money Market RIC	0.45%
U.S. Agency Securities	0.21%
Preferred Stock	0.07%
Other	(4.26)%

Total	100.00%

High Yield Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Corporate Bonds	64.64%	Agency	3.93%	0 to 1 years	15.27%
Bank Loans	25.84%	AAA	4.22%	1 year to 3 years	10.40%
U.S. Agency Discount Notes	3.74%	AA	2.18%	3 years to 5 years	19.93%
Non-Agency Mortgage-Backed	2.07%	A	0.57%	5 years to 10 years	54.64%
Asset-Backed Securities	1.59%	BBB	8.19%	10 years to 20 years	2.75%
Preferred Stock	1.41%	BB	43.09%	20 years +	(2.99)%

Other	0.40%	B	34.40%	Total	100.00%

Money Market RIC	0.19%	CCC	3.34%
U.S. Agency Mortgage-Backed	0.12%	CC or below	0.08%

Total	100.00%	Total	100.00%

Strategic Income Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Asset-Backed Securities	39.61%	U.S. Treasury	3.07%	0 to 1 years	15.27%
Corporate Bonds	19.60%	Agency	25.13%	1 year to 3 years	10.40%
Non-Agency Mortgage-Backed	17.79%	AAA	45.14%	3 years to 5 years	19.94%
U.S. Agency Discount Notes	16.02%	AA	0.77%	5 years to 10 years	54.63%
Bank Loans	9.88%	A	6.85%	10 years to 20 years	2.75%
U.S. Agency Mortgage-Backed	8.81%	BBB	14.80%	20 years +	(2.99)%

Commercial Mortgage-Backed	7.29%	BB or below	4.24%	Total	100.00%

U.S. Treasury Securities	3.07%	Total	100.00%

Preferred Stock	1.75%
Money Market RIC	0.36%
Other	(24.18)%

Total	100.00%

AlphaTrak 500 Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Asset-Backed Securities	28.47%	U.S. Treasury	0.64%	0 to 1 years	87.95%
Corporate Bonds	23.91%	Agency	22.07%	1 year to 3 years	11.46%
Non-Agency Mortgage-Backed	17.21%	AAA	48.61%	3 years to 5 years	0.59%
U.S. Agency Discount Notes	15.34%	AA	3.40%	5 years to 10 years	0.00%
Commercial Mortgage-Backed	7.44%	A	5.42%	10 years to 20 years	0.00%
U.S. Agency Mortgage-Backed	6.71%	BBB	12.15%	20 years +	0.00%

Bank Loans	4.11%	BB or below	7.71%	Total	100.00%

U.S. Treasury Securities	0.64%	Total	100.00%

Preferred Stock	0.27%
Money Market RIC	0.07%
Other	(4.17)%

Total	100.00%

All figures presented as percentages of total net assets. Credit rating distributions for each Fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality rated securities.

The Summary of Portfolio Holdings does not reflect investments in derivatives. Interested investors should consult the Schedule of Portfolio Investments for each Fund for details on derivative investments.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended December 31, 2007. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
BONDS – 84.79%
ASSET-BACKED SECURITIES — 23.95%**
Aames Mortgage Trust 2002-1 A3 (STEP)
6.90%	06/25/32		$38,314	$38,019
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		5,922	5,952
ABFS Mortgage Loan Trust 2002-3 A (STEP)
4.26%	09/15/33		19,292	19,262
ABFS Mortgage Loan Trust 2002-4 A (STEP)
4.43%	12/15/33		21,387	20,719
Asset Backed Securities Corp. Home Equity 2005-HE6 A2D
2.88%	07/25/35	[2]	4,750,000	4,519,063
Bayview Financial Acquisition Trust 2004-B A1
3.18%	05/28/39	[2,3]	3,500,000	3,254,998
Bayview Financial Acquisition Trust 2005-A A1
3.18%	02/28/40	2,3,†	4,000,000	3,599,969
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
3.18%	12/28/40	[2,3]	3,900,000	3,431,998
Bear Stearns Asset Backed Securities Trust 2000-2 M1 (STEP)
8.04%	08/25/30		132,530	132,431
BNC Mortgage Loan Trust 2007-2 A2
2.70%	05/25/37	[2]	1,968,328	1,832,715
Citicorp Residential Mortgage Securities, Inc. 2006-1 A1 (STEP)
5.96%	07/25/36		1,801,218	1,816,698
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
2.78%	03/25/37	[2]	2,500,000	1,985,460
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 A2C
3.90%	07/25/37	[2]	1,765,000	1,030,319
Contimortgage Home Equity Trust 1999-3 A6 (STEP)
8.18%	12/25/29		6,528	6,508
Countrywide Asset-Backed Certificates 2003-BC1 M1
3.98%	12/25/32	[2]	526,715	450,172
Countrywide Asset-Backed Certificates 2005-BC4 2A2
2.87%	08/25/35	[2]	1,055,809	1,051,354
Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1
2.66%	04/25/37	[2]	2,629,251	2,454,242
CS First Boston Mortgage Securities Corp. 2001-MH29 A (STEP)
5.60%	09/25/31		182,565	184,925
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		298,700	309,529
First Alliance Mortgage Loan Trust 1994-3 A1
7.83%	10/25/25		7,510	7,478
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFA M3A
4.92%	03/25/24	[2]	3,435,007	2,946,637
First Franklin Mortgage Loan Asset Backed Certificates 2005-FF2 A2C
2.91%	03/25/35	[2]	1,043,748	1,028,887
GE Capital Mortgage Services, Inc. 1998-HE1 A7
6.47%	06/25/28		1,820	1,815
Green Tree Financial Corp. 1994-1 A5
7.65%	04/15/19		12,598	13,023
Green Tree Financial Corp. 1996-8 A6
7.60%	10/15/27	[2]	33,564	35,564
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		228,237	158,061
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		68,334	53,460
GSAMP Trust 2004-FM1 M2
4.70%	11/25/33	[2]	1,050,962	862,621
GSAMP Trust 2006-HE7 A2A
2.64%	10/25/46	[2]	1,777,015	1,733,978
GSAMP Trust 2006-S6 A2 (STEP)
5.55%	10/25/36		2,300,000	1,106,551
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27	[2]	320,633	326,048
Inman Square Funding Ltd. 2005-2A I
5.10%	10/06/40	[2,3]	2,155,964	1,336,697
Irwin Home Equity Corp. 2003-A M2
5.25%	10/25/27	[2]	1,759,799	1,714,290
Ivy Lane CDO Ltd. 2006-1A A1
3.43%	02/05/46	[2,3]	1,778,895	1,049,548
Keystone Owner Trust 1998-P1 M2
7.93%	05/25/25	[3]	25,960	25,901
MASTR Asset Backed Securities Trust 2006-HE4 A1
2.65%	11/25/36	[2]	1,463,470	1,358,921
MASTR Asset Backed Securities Trust 2007-HE1 A1
2.68%	05/25/37	[2]	2,414,737	2,255,970
Mid-State Trust 6 A4
7.79%	07/01/35		56,819	57,290
Morgan Stanley ABS Capital I 2004-NC2 M2
3.80%	12/25/33	2,†	2,946,936	2,386,998
Morgan Stanley ABS Capital I 2007-HE5 A2A
2.71%	03/25/37	[2]	1,311,645	1,247,391
Morgan Stanley ABS Capital I 2007-NC2 A2A
2.71%	02/25/37	[2]	1,426,990	1,367,605

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Morgan Stanley IXIS Real Estate Capital Trust 2006-2 A1
2.65%	11/25/36	[2]	$1,365,041	$1,293,239
Nationstar Home Equity Loan Trust 2007-A AV1
2.66%	03/25/37	[2]	2,243,519	2,176,213
Nationstar NIM Trust 2007-B A
8.75%	05/25/37	[3]	295,203	147,601
New Century Home Equity Loan Trust 2006-2 A2A
2.67%	08/25/36	[2]	464,115	458,822
Nomura Asset Acceptance Corp. 2006-S2 AIO (IO)
10.00%	04/25/36	[2,3,4]	3,066,667	86,480
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		7,317	7,416
Oakwood Mortgage Investors, Inc. 1998-B A3
6.20%	01/15/15		11,148	11,464
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		558,113	575,845
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	[4]	74,375	7,162
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		249,496	248,721
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.29%	02/25/25		25,736	25,656
Saxon Asset Securities Trust 2002-1 M2
4.40%	11/25/31	[2]	228,074	195,095
Structured Asset Securities Corp. 2007-BC2 A2
2.69%	03/25/37	[2]	3,130,647	2,955,528
Structured Asset Securities Corp. 2007-EQ1 A4
2.85%	03/25/37	[2]	3,000,000	2,259,025
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	3,4,†	10,674,665	117,414
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[2]	1,243	833
Vanderbilt Mortgage Finance 1997-B 1A6
7.60%	06/07/25		2,085,000	2,147,139
Wells Fargo Home Equity Trust 2007-1 A1
2.70%	03/25/37	[2]	770,603	751,710

Total Asset-Backed Securities (Cost $67,578,718)				60,684,430

CORPORATES — 5.25%*
Banking — 0.22%
JPMorgan Chase Bank NA
8.75%	11/28/21	[2]	557,000	554,104

Electric — 1.00%
Appalachian Power Co. G
3.60%	05/15/08		1,000,000	999,411
Entergy Gulf States, Inc.
3.48%	12/01/09	[2]	550,000	538,523
3.74%	12/08/08	[2,3]	1,000,000	1,002,753

				2,540,687

Finance — 2.61%
Countrywide Financial Corp. (MTN)
2.82%	03/24/09	[2]	1,370,000	1,258,808
Countrywide Financial Corp. A (MTN)
2.85%	12/19/08	[2]	400,000	373,560
Ford Motor Credit Co. LLC
7.13%	01/13/12	[2]	1,130,000	836,588
GMAC LLC
5.28%	12/01/14	[2]	375,000	239,885
GMAC LLC (MTN)
3.75%	09/23/08	[2]	1,868,000	1,762,551
Lehman Brothers Holdings, Inc. (MTN)
2.73%	11/24/08	[2]	850,000	833,952
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[2]	883,000	952,051
Residential Capital LLC
3.49%	06/09/08	[2]	450,000	357,750

				6,615,145

Transportation — 1.42%
Air 2 US A
8.03%	10/01/19	[3,5]	469,607	427,342
American Airlines, Inc., AMBAC Assurance Corp. 2003-1
3.86%	07/09/10		1,547,481	1,480,016
Continental Airlines, Inc. 1998-3
6.32%	11/01/08		1,700,000	1,683,000

				3,590,358

Total Corporates (Cost $13,713,957)				13,300,294

BANK LOANS — 0.31%*
Transportation — 0.31%
Northwest Air Dip
4.87%	05/21/12	[6]	990,000	797,940

Total Bank Loans (Cost $990,000)
MORTGAGE-BACKED — 55.28%**
Commercial Mortgage-Backed — 8.06%
Banc of America Mortgage Securities, Inc. 2003-E 2A1
4.03%	06/25/33	[2]	2,438,299	2,466,155

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bayview Commercial Asset Trust 2007-3 A1
2.84%	07/25/37	2,3,†	$2,218,887	$2,037,825
Countrywide Home Loan Mortgage Pass-Through Trust 2004-HYB3 1A
5.52%	06/20/34	[2]	2,967,407	2,854,967
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR3 2A2A
2.93%	07/19/44	[2]	907,378	853,476
JPMorgan Mortgage Trust 2005-A2 9A1
6.13%	04/25/35	[2]	1,208,085	1,014,305
Structured Asset Mortgage Investments, Inc. 2005-AR2 2A1
2.83%	05/25/45	[2]	3,500,750	2,703,747
Structured Asset Mortgage Investments, Inc. 2005-AR6 2A1
2.91%	09/25/45	[2]	2,636,322	2,145,974
Structured Asset Mortgage Investments, Inc. 2007-AR3 2A1
2.79%	09/25/47	[2]	3,225,490	2,450,614
Structured Asset Securities Corp. 2003-15A 2A1
5.63%	04/25/33	[2]	4,149,422	3,907,933

				20,434,996

Non-Agency Mortgage-Backed — 26.14%
Adjustable Rate Mortgage Trust 2005-1 1A1
6.44%	05/25/35	[2]	2,258,506	1,897,649
Alliance Bancorp Trust 2007-OA1 A1
2.84%	07/25/37	[2]	4,636,064	3,544,918
American Home Mortgage Assets 2006-2 2A1
2.79%	09/25/46	[2]	3,416,678	2,684,853
American Home Mortgage Investment Trust 2004-3 3A
4.48%	10/25/34	[2]	1,586,557	1,520,227
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		104,474	107,516
Banc of America Mortgage Securities, Inc. 2003-A 2A2
6.89%	02/25/33	[2]	15,186	15,150
Chase Mortgage Finance Corp. 2007-A2 2A3
4.24%	07/25/37	2,†	3,402,676	3,388,050
Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2
6.50%	06/25/31		1,080,960	1,077,844
Citigroup Mortgage Loan Trust, Inc. 2003-UST1 A1
5.50%	12/25/18		968,280	982,161
Citigroup Mortgage Loan Trust, Inc. 2004-2 2A1
6.50%	08/25/18	[3]	315,384	320,057
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.13%	02/25/34	[2]	619,579	564,875
Countrywide Alternative Loan Trust 2004-J6 2A1
6.50%	11/25/31		719,707	730,990
Countrywide Alternative Loan Trust 2005-14 4X (IO)
3.85%	05/25/35	4,7,†	3,420,775	76,994
Countrywide Alternative Loan Trust 2005-16 A5
2.88%	06/25/35	[2]	1,032,835	767,477
Countrywide Alternative Loan Trust 2005-27 2A1
5.59%	08/25/35	[2]	1,989,188	1,392,431
Countrywide Alternative Loan Trust 2005-61 2A1
2.88%	12/25/35	[2]	1,618,008	1,328,339
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.79%	05/20/46	[4]	11,553,006	547,947
CS First Boston Mortgage Securities Corp. 2002-AR31 4A2
5.30%	11/25/32	[2]	200,000	189,581
CS First Boston Mortgage Securities Corp. 2003-AR24 2A4
4.03%	10/25/33	[2]	2,381,937	2,392,715
CS First Boston Mortgage Securities Corp. 2004-1 2A1
6.50%	02/25/34		1,101,795	1,071,359
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR1 A2A
2.97%	09/19/44	[2]	351,132	283,813
Fifth Third Mortgage Loan Trust 2002-FTB1 5A1
6.79%	11/19/32	[2]	73,343	73,242
First Horizon Asset Securities, Inc. 2002-AR2 2A1
7.00%	12/27/32	[2]	65,740	65,722
First Horizon Asset Securities, Inc. 2003-AR2 1A1
7.50%	07/25/33	[2]	103,388	101,715
GMAC Mortgage Corp. Loan Trust 2003-GH1 A5 (STEP)
5.60%	07/25/34		100,220	100,822
Harborview Mortgage Loan Trust 2004-8 2A4A
2.96%	11/19/34	[2]	1,812,739	1,552,988
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.45%	03/19/35	[4,7]	4,141,662	86,716
Harborview Mortgage Loan Trust 2005-12 X2A (IO)
0.58%	10/19/35	[2,4]	28,673,503	277,775
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
2.99%	12/25/34	[2]	1,540,326	1,391,448

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
0.68%	12/25/34	[4,7]	$1,803,577	$25,363
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.46%	10/25/34	[2]	1,017,678	956,129
IndyMac Index Mortgage Loan Trust 2005-AR18 2A1B
3.38%	10/25/36	[2]	1,738,131	1,350,441
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
7.53%	01/25/34	[2]	82,814	79,327
MASTR Adjustable Rate Mortgages Trust 2004-12 5A1
6.69%	10/25/34	[2]	1,418,758	1,218,598
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
7.11%	06/25/34	[2]	88,286	88,367
MASTR Adjustable Rate Mortgages Trust 2006-OA2 4A1A
5.37%	12/25/46	[2]	4,321,261	3,024,881
MASTR Seasoned Securities Trust 2004-1 4A1
7.03%	10/25/32	[2]	362,940	342,058
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		1,092,753	1,078,110
MASTR Seasoned Securities Trust 2005-1 4A1
5.97%	10/25/32	[2]	866,232	826,551
Merrill Lynch Mortgage Investors, Inc. 2003-A1 2A
4.25%	12/25/32	[2]	1,190,487	1,063,967
Residential Accredit Loans, Inc. 2002-QS17 NB1
6.00%	11/25/32		57,409	57,429
Residential Accredit Loans, Inc. 2007-QS8 A10
6.00%	06/25/37		2,784,230	2,728,042
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.13%	03/25/16		547,771	559,444
Residential Asset Mortgage Products, Inc. 2004-SL1 A2
8.50%	11/25/31		301,224	318,301
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		78,550	81,532
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		556,225	573,245
Residential Asset Mortgage Products, Inc. 2005-SL1 A5
6.50%	05/25/32		3,079,148	3,174,731
Residential Asset Securitization Trust 2004-IP2 2A1
5.25%	12/25/34	[2]	870,487	846,816
Residential Asset Securitization Trust 2007-A7 A4
6.00%	07/25/37		3,206,017	3,110,409
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
6.89%	12/27/35	[2]	4,370,669	3,618,449
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[2]	65,330	62,677
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
5.10%	04/25/47	[2]	3,475,966	2,346,116
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
6.57%	01/25/33	[2]	241,680	235,257
Washington Mutual Mortgage Pass-Through Certificates 2002-AR6 A
5.73%	06/25/42	[2]	247,584	215,486
Washington Mutual Mortgage Pass-Through Certificates 2003-AR6 A1
4.33%	06/25/33	[2]	1,023,997	1,022,752
Washington Mutual Mortgage Pass-Through Certificates 2006-AR19 1A
5.07%	01/25/47	[2]	4,552,422	3,047,650
Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B
5.57%	07/25/46	[2]	4,155,726	3,740,154
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
0.00%	02/25/47	[4,7]	71,156,084	867,215
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS1 1A
5.00%	02/25/18		498,052	483,603
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		273,917	284,176
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A
7.00%	03/25/34		292,202	292,519

				66,255,169

U.S. Agency Mortgage-Backed — 21.08%
Fannie Mae 1988-12 A
10.00%	02/25/18	[2]	160,902	178,000
Fannie Mae 1993-210 PL
6.50%	04/25/23		69,073	69,122
Fannie Mae 1993-80 S
7.67%	05/25/23	[2]	13,189	13,804
Fannie Mae 1994-55 S
15.04%	12/25/23	[2]	5,134	5,357

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 1997-23 PB
6.63%	01/25/22		$53,368	$54,468
Fannie Mae 1998-58 PC
6.50%	10/25/28		1,253,772	1,309,952
Fannie Mae 2000-27 AN
6.00%	08/25/30		23,905	24,432
Fannie Mae 2001-42 SB
8.50%	09/25/31	[2]	7,542	8,007
Fannie Mae 2001-60 JZ
6.00%	03/25/31		24,040	24,038
Fannie Mae 2001-68 PV
6.00%	11/25/18		101,962	102,572
Fannie Mae 2003-124 (IO)
5.25%	03/25/31		117,235	12,941
Fannie Mae 2003-124 TS
9.80%	01/25/34	[2]	160,026	172,408
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		384,840	47,615
Fannie Mae 2003-85 IE (IO)
5.50%	06/25/29		137,648	8,987
Fannie Mae 2004-96 MT
7.00%	12/25/34	[2]	338,309	335,174
Fannie Mae 2005-47 SL
7.50%	06/25/35	[2]	498,658	485,659
Fannie Mae Pool 111643
6.44%	09/01/20	[2]	31,731	33,001
Fannie Mae Pool 190656
6.50%	02/01/14		300,531	314,757
Fannie Mae Pool 254190
5.50%	02/01/09		413,224	420,361
Fannie Mae Pool 303683
6.50%	08/01/25		17,408	18,238
Fannie Mae Pool 523829
8.00%	11/01/19		375,684	409,328
Fannie Mae Pool 545350
6.50%	11/01/16		1,242,742	1,304,595
Fannie Mae Pool 555098
5.13%	11/01/32	[2]	228,517	230,575
Fannie Mae Pool 555177
4.83%	01/01/33	[2]	315,568	328,823
Fannie Mae Pool 555207
7.00%	11/01/17		53,925	56,101
Fannie Mae Pool 555312
6.61%	01/01/33	[2]	626,155	635,583
Fannie Mae Pool 555705
6.79%	07/01/33	[2]	666,987	679,620
Fannie Mae Pool 567002
8.00%	05/01/23		187,347	202,957
Fannie Mae Pool 582521
7.00%	05/01/31		46,294	49,710
Fannie Mae Pool 630599
7.00%	05/01/32		364,904	387,891
Fannie Mae Pool 646884
5.50%	05/01/32	[2]	34,233	35,074
Fannie Mae Pool 647903
6.70%	04/01/27	[2]	70,042	70,712
Fannie Mae Pool 648860
6.50%	05/01/17		1,194,706	1,253,678
Fannie Mae Pool 655127
7.00%	07/01/32		54,476	57,223
Fannie Mae Pool 655133
7.00%	08/01/32		71,169	74,751
Fannie Mae Pool 655151
7.00%	08/01/32		85,631	89,834
Fannie Mae Pool 655928
7.00%	08/01/32		44,545	47,789
Fannie Mae Pool 735207
7.00%	04/01/34		942,709	988,390
Fannie Mae Pool 735686
6.50%	12/01/22		1,451,295	1,510,905
Fannie Mae Pool 735995
4.91%	04/01/35	[2]	1,710,356	1,748,774
Fannie Mae Pool 753630
6.80%	11/01/33	[2]	294,414	299,980
Fannie Mae Pool 754001
7.03%	12/01/33	[2]	862,985	872,623
Fannie Mae Pool 762525
6.50%	11/01/33		238,491	246,967
Fannie Mae Pool 764605
6.19%	01/01/34	[2]	994,721	1,012,671
Fannie Mae Pool 770869
5.30%	04/01/34	[2]	1,394,685	1,409,159
Fannie Mae Pool 770900
5.20%	04/01/34	[2]	892,683	897,782
Fannie Mae Pool 771153
5.74%	02/01/34	[2]	1,471,086	1,503,059
Fannie Mae Pool 788986
6.66%	10/01/34	[2]	878,248	884,269
Fannie Mae Pool 805268
6.02%	01/01/35	[2]	722,726	741,168
Fannie Mae Pool 810557
6.40%	02/01/35	[2]	627,675	635,256
Fannie Mae Pool 811267
6.62%	12/01/34	[2]	310,286	312,535
Fannie Mae Pool 815612
4.53%	05/01/35	[2]	3,973,601	4,028,160
Fannie Mae Pool 821549
4.78%	06/01/35	[2]	2,921,009	2,917,396
Fannie Mae Pool 832803
4.52%	09/01/35	[2]	3,570,258	3,606,145

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 840634
6.50%	06/01/35		$1,195,630	$1,250,100
Fannie Mae Pool 908412
6.13%	04/01/37	[2]	2,029,458	2,090,126
Fannie Mae Whole Loan 2003-W14 1A6
5.82%	09/25/43		30,600	30,536
Freddie Mac 1214 KA
3.71%	02/15/22	[2]	11,931	12,012
Freddie Mac 1526 L
6.50%	06/15/23		41,294	43,690
Freddie Mac 1625 FC
4.87%	12/15/08	[2]	13,480	13,551
Freddie Mac 1662 L
3.11%	01/15/09	[2]	741	739
Freddie Mac 1695 EA
7.00%	12/15/23		6,206	6,224
Freddie Mac 1702 TJ
7.00%	04/15/13		232,069	236,764
Freddie Mac 2043 CJ
6.50%	04/15/28		94,659	99,183
Freddie Mac 2161 PG
6.00%	04/15/28		109	109
Freddie Mac 2451 SP
10.74%	05/15/09	[2]	6,859	7,241
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		516,174	58,246
Freddie Mac 2535 LI (IO)
5.50%	08/15/26		11,355	74
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		583,211	49,660
Freddie Mac 2587 IH (IO)
5.00%	08/15/25		1,210,718	17,326
Freddie Mac 2594 VK
5.00%	02/15/23		572,339	579,319
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		80,990	14,183
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		368,519	32,802
Freddie Mac 2809 HX (IO)
6.00%	10/15/24		117,840	760
Freddie Mac 2856 ST
7.00%	09/15/23	[2]	734,290	746,553
Freddie Mac 2905 JG
7.00%	09/15/34		665,909	683,190
Freddie Mac 2906 NX (IO)
2.68%	12/15/34	[2]	7,815,477	289,246
Freddie Mac 2971 AB
5.00%	05/15/20		21,211	20,187
Freddie Mac 3202 HS
3.83%	08/15/36	[2,4]	8,780,933	415,449
Freddie Mac Gold A45796
7.00%	01/01/33		1,462,520	1,554,525
Freddie Mac Gold C90237
6.50%	11/01/18		225,941	236,708
Freddie Mac Gold C90474
7.00%	08/01/21		307,855	326,519
Freddie Mac Gold D93410
6.50%	04/01/19		222,233	233,038
Freddie Mac Gold E90474
6.00%	07/01/17		1,413,715	1,458,259
Freddie Mac Gold G10616
5.50%	07/01/09		67,219	67,479
Freddie Mac Gold G11454
5.50%	07/01/15		622,405	640,256
Freddie Mac Gold G18087
6.50%	09/01/20		884,029	921,945
Freddie Mac Gold O30092
5.50%	10/01/15		191,964	195,557
Freddie Mac Gold P20295
7.00%	10/01/29		95,572	99,838
Freddie Mac Gold P50019
7.00%	07/01/24	†	13,791	14,371
Freddie Mac Gold P50214
6.50%	02/01/34		424,685	429,063
Freddie Mac Gold P50230
6.50%	04/01/34		1,192,940	1,205,240
Freddie Mac Gold P60084
6.00%	03/01/16		972,161	973,989
Freddie Mac Non Gold Pool 775554
6.02%	10/01/18	[2]	7,215	7,273
Freddie Mac Non Gold Pool 782824
6.72%	11/01/34	[2]	1,070,152	1,088,508
Freddie Mac Non Gold Pool 788498
6.65%	02/01/30	[2]	676,037	689,882
Freddie Mac Non Gold Pool 865369
5.80%	06/01/22	[2]	5,762	5,931
Freddie Mac Non Gold Pool 972112
6.45%	01/01/33	[2]	373,306	379,960
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		372,671	40,736
Ginnie Mae 2003-40 IW (IO)
5.50%	07/20/29		20,934	105
Ginnie Mae 2003-58 IG (IO)
5.50%	05/17/29		87,077	1,807
Ginnie Mae 2003-95 SB
10.04%	09/17/31	[2]	162,094	166,051
Ginnie Mae 2004-2 FW
4.52%	01/16/34	[2]	333,170	341,487
Ginnie Mae 2004-41 IE (IO)
5.50%	05/20/30		2,500,000	208,482

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80546
5.00%	10/20/31	[2]	$61,963	$62,114
Ginnie Mae II Pool 80610
6.38%	06/20/32	[2]	922,040	940,666
Ginnie Mae II Pool 80614
5.63%	07/20/32	[2]	104,029	104,544
Ginnie Mae II Pool 80687
6.50%	04/20/33	[2]	538,130	550,450
Ginnie Mae II Pool 81018
5.63%	08/20/34	[2]	340,925	342,743
Ginnie Mae II Pool 8339
5.13%	12/20/23	[2]	105,557	105,380
Ginnie Mae II Pool 8684
5.63%	08/20/25	[2]	149,716	150,882

				53,409,434

Total Mortgage-Backed (Cost $150,937,847)				140,099,599

Total Bonds – 84.79% (Cost $233,220,522)				214,882,263

			Shares/ Principal Amount
SHORT TERM INVESTMENTS — 17.08%
Money Market Fund — 4.58%
Goldman Sachs Group, Inc. (The), 2.77%			11,601,000	11,601,000

U.S. Agency Discount Notes — 12.38%
Fannie Mae
2.81%[8]	04/23/08		$770,000	768,756
2.90%[8]	04/23/08		290,000	289,531
Federal Home Loan Bank
2.00%[8]	04/18/08		17,200,000	17,183,756
2.13%[8]	04/25/08		12,735,000	12,716,916
2.38%[8]	04/25/08		288,000	287,545
Freddie Mac
2.08%[8]	06/23/08	[9]	126,000	125,420

				31,371,924

U.S. Treasury Bills — 0.12%
1.21%[8]	05/22/08		305,000	304,477

Total Short Term Investments (Cost $43,277,269)				43,277,401

Total Investments — 101.87% (Cost $276,497,791)[1]				258,159,664

Liabilities in Excess of Other Assets — (1.87)%				(4,728,614)

Net Assets — 100.00%				$253,431,050

Issues	Notional Amount (000’s)		Premium Received	Value
WRITTEN SWAPTIONS
Option to enter into a 5-year Swaption Straddle for a 5 year Interest Rate Swap at the then-current at-the-money fixed rate for a fixed-for-floating Interest Rate Swap with an effective date of July 10, 2013; Option Expiration Date of July 7, 2008. Counterparty: Merrill Lynch & Co., Inc.	$(3,200,000)		$—	$(12,320)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
76	Euro Dollar Ninety Day, June 2008	$(401,221)
7	Euro Dollar Ninety Day, September 2008	(36,032)
7	Euro Dollar Ninety Day, December 2008	(34,720)
10	Euro Dollar Ninety Day, June 2009	6,911
10	Euro Dollar Ninety Day, September 2009	6,900
10	Euro Dollar Ninety Day, December 2009	7,775
25	U.S. Treasury Two Year Note, June 2008	(35,041)

	Net unrealized depreciation	$(485,428)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/18/17	$3,600	$83,813
The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/24/17	1,350	45,078

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a fixed rate equal to 5.03% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/16/17	$680	$(8,433)
The Fund pays a fixed rate equal to 5.05% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	10/16/17	670	(5,585)
The Fund pays a fixed rate equal to 5.00% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/18/17	680	(6,750)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.	01/31/22	2,000	8,686
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan Chase & Co.	03/26/22	1,790	(35,200)
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.16% quarterly. Counterparty: Lehman Brothers Holdings, Inc.	05/25/22	1,000	4,763
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.88% quarterly. Counterparty: Lehman Brothers Holdings, Inc.	06/04/22	1,000	(11,299)

			$75,073

SWAPS: CREDIT DEFAULT (PURCHASED)
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.	12/20/12	900	26,587
The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.	12/20/12	880	35,037
The Fund pays a fixed rate equal to 1.16% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lehman Brothers Holdings 6.625%, due 01/18/12. Counterparty: Barclays Capital, Inc.	12/20/14	850	72,126

			$133,750

SWAPS: CREDIT DEFAULT (WRITTEN)
The Fund receives a fixed rate equal to 1.60% and the Fund will pay to the counterparty at par including interest accrued in the event of default of Wachovia Corp. 3.625%, due 02/17/09. Counterparty: CS First Boston	03/20/09	1,000	6
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: CS First Boston	01/25/38	345	(290,838)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	345	(290,839)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	345	(290,838)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	160	(134,882)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	265	(210,219)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	265	(210,219)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	265	(210,219)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.	01/25/38	4,550	(2,192,827)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	1,930	(931,367)

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	$265	$(210,219)

			$(4,972,461)

Notes:

[1]	Cost for Federal income tax purposes is $276,508,075 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$7,064,684
Gross unrealized depreciation	(25,413,095)

Net unrealized (depreciation)	$(18,348,411)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2008.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2008 was $16,838,583 representing 6.64% of total net assets.

[4]	Illiquid security.
[5]	Expected maturity date.
[6]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
08/21/06	Northwest Air Dip, 4.87%, 05/21/12	$990,000	$797,940	0.31%

		$990,000	$797,940	0.31%

[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2008.
[8]	Represents annualized yield at date of purchase.
[9]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $11,621,621 which is 4.59% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(IO): Interest only

(DIP): Defaulted interest payment

(MTN): Medium term note

(STEP): Step coupon bond

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
BONDS – 91.07%
ASSET-BACKED SECURITIES — 22.26%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		$120,252	$120,858
Accredited Mortgage Loan Trust 2007-1 A1
2.65%	02/25/37	[2]	5,963,569	5,679,518
Amresco Residential Securities Mortgage Loan Trust 1998-2 B1F
7.72%	06/25/28	[2,3]	37,603	9,887
Bayview Financial Acquisition Trust 2005-A A1
3.18%	02/28/40	2,4,†	12,500,000	11,249,902
Bayview Financial Acquisition Trust 2006-B 2A2
2.88%	04/28/36	[2]	8,506,122	8,112,466
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
3.18%	12/28/40	[2,4]	14,000,000	12,319,993
Bear Stearns Asset Backed Securities Trust 2000-2 M2 (STEP)
8.28%	08/25/30		5,995,000	5,804,672
Bear Stearns Asset Backed Securities Trust 2007-2 A1
2.79%	01/25/47	[2]	3,193,023	2,979,668
Bear Stearns Asset Backed Securities Trust 2007-HE1 1A1
2.72%	02/25/37	[2]	3,489,204	3,301,200
Bear Stearns Asset Backed Securities Trust 2007-HE1 21A1
2.66%	01/25/37	[2]	4,725,071	4,436,704
Bear Stearns Asset Backed Securities Trust 2007-HE3 1A1
2.72%	04/25/37	[2]	1,957,059	1,843,021
Bear Stearns Asset Backed Securities Trust 2007-HE5 1A2
2.78%	06/25/47	[2]	5,200,000	4,505,034
Carrington Mortgage Loan Trust 2004-NC2 M1
3.29%	08/25/34	[2]	218,633	193,221
Castle Trust 2003-1AW A1
3.57%	05/15/27	[2,4]	3,771,747	3,771,294
Chase Funding Mortgage Loan Asset-Backed Certificates 2001-4 1A6
6.24%	01/25/13	[2]	6,998,603	7,096,937
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-2 2M1
3.50%	02/25/32	[2]	815,624	788,922
Citicorp Residential Mortgage Securities, Inc. 2006-1 A1 (STEP)
5.96%	07/25/36		12,960,940	13,072,326
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M1
4.25%	07/25/37	[2]	8,432,000	3,583,596
Conseco Finance 2001-D A5 (STEP)
6.19%	11/15/32		745,452	739,893
Countrywide Asset-Backed Certificates 2005-13 AF1
2.73%	04/25/36	[2]	50,282	50,207
Countrywide Asset-Backed Certificates 2007-1 2A1
2.65%	07/25/37	[2]	5,886,623	5,621,657
Countrywide Home Equity Loan Trust 2005-M A2
2.94%	02/15/36	[2]	258,537	257,632
Credit-Based Asset Servicing and Securitization LLC 2006-CB1 AF2 (STEP)
5.24%	01/25/36		7,685,000	7,482,255
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2A (STEP)
5.89%	02/25/37		9,346,014	9,264,236
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2B (STEP)
5.51%	02/25/37		20,580,000	17,857,645
Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1
2.66%	04/25/37	[2]	9,363,418	8,740,171
First Alliance Mortgage Loan Trust 1994-3 A1
7.83%	10/25/25		2,253	2,243
First Franklin Mortgage Loan Asset Backed Certificates 2005-FFA M2 (STEP)
5.48%	03/25/25		9,245,000	5,699,187
First Union Home Equity Loan Trust 1997-3 B
7.39%	03/25/29		73,480	11,023
Genesis Funding Ltd. 2006-1A G1
2.80%	12/19/32	[2,4]	8,650,000	6,920,000
GMAC Commercial Mortgage Securities, Inc. 1999-C1 A2
6.18%	05/15/33	[2]	12,112,032	12,154,047
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
3.04%	06/25/30	[2]	4,492,112	3,964,438
Green Tree Financial Corp. 1994-1 A5
7.65%	04/15/19		743,275	768,367
Green Tree Financial Corp. 1995-10 A6
7.05%	01/15/27		278,199	280,690
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		6,208,028	5,966,357
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		359,013	302,198
Greenpoint Mortgage Funding Trust 2005-HE2 A1
3.02%	04/15/30	[2]	18,066	18,060
GSAA Trust 2006-9 A4A
2.84%	06/25/36	[2]	13,500,000	8,266,176
GSAMP Trust 2006-NC1 A1
2.67%	02/25/36	[2]	39,985	39,864

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GSAMP Trust 2006-S6 A2 (STEP)
5.55%	10/25/36		$2,228,000	$1,071,912
GSR Mortgage Loan Trust 2005-HEL1 M2
3.33%	11/25/30	[2]	7,085,000	307,662
Home Equity Asset Trust 2007-3 2A2
2.78%	08/25/37	[2]	5,635,000	4,965,255
Home Equity Mortgage Trust 2006-1 A1B
2.73%	05/25/36	[2]	2,251,422	1,741,087
Ivy Lane CDO Ltd. 2006-1A A1
3.43%	02/05/46	[2,4]	8,968,595	5,291,469
JPMorgan Mortgage Acquisition Corp. 2007-CH1 AF2 (STEP)
5.45%	11/25/36		12,415,000	12,390,456
JPMorgan Mortgage Acquisition Corp. 2007-CH2 AF2 (STEP)
5.48%	01/25/37		15,300,000	14,701,634
JPMorgan Mortgage Acquisition Corp. 2007-HE1 AV1
2.66%	04/01/37	[2]	14,072,428	12,990,398
Lehman ABS Manufactured Housing Contract 2001-B AIOC (IO)
0.55%	05/15/41	[2,3]	481,143,981	8,420,049
Lehman XS Trust 2006-12N A1A1
2.68%	08/25/46	[2]	1,460,325	1,432,923
Lehman XS Trust 2006-GP1 A4A
2.93%	05/25/46	[2,3]	12,221,317	6,330,552
Long Beach Asset Holdings Corp. 2006-8 N1
6.05%	10/25/46	[4]	3,829,304	206,018
Long Beach Asset Holdings Corp. 2006-9 N1
6.25%	10/25/46	[3,4]	2,612,542	140,817
MASTR Asset Backed Securities Trust 2007-HE1 A1
2.68%	05/25/37	[2]	8,123,866	7,589,729
MASTR Asset Backed Securities Trust 2007-HE1 A2
2.75%	05/25/37	[2]	6,260,000	5,245,431
Merrill Lynch First Franklin Mortgage Loan Trust 2007-1 A2A
2.72%	04/25/37	[2]	5,702,975	5,530,106
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C
2.78%	06/25/37	[2]	19,057,200	15,608,554
Merrill Lynch Mortgage Investors, Inc. 2006-WMC1 A2B
2.74%	01/25/37	[2]	2,726,679	2,693,634
Mid-State Trust 2004-1 B
8.90%	08/15/37		1,099,685	1,096,180
Morgan Stanley ABS Capital I 2004-NC2 M2
3.80%	12/25/33	2,†	648,326	525,139
Morgan Stanley ABS Capital I 2007-HE7 M2
4.60%	07/25/37	[2]	3,525,000	1,762,500
Morgan Stanley Mortgage Loan Trust 2007-10XS A18
6.00%	07/25/47	[2]	23,189,309	22,156,666
Nationstar Home Equity Loan Trust 2007-A AV1
2.66%	03/25/37	[2]	7,661,473	7,431,629
Nationstar Home Equity Loan Trust 2007-C 2AV3
2.78%	06/25/37	[2]	7,057,200	5,011,713
Nomura Asset Acceptance Corp. 2006-S1 A1
2.74%	01/25/36	[2,4]	1,608,442	1,510,337
Oakwood Mortgage Investors, Inc. 2002-B A1
3.05%	05/15/13	[2]	416,917	352,392
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19	[2]	273,143	251,800
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	[3]	10,937,500	1,053,175
Pegasus Aviation Lease Securitization 2000-1 B1
8.08%	03/25/30	[3,4,5]	8,806,150	2,748
Resmae Mortgage Loan Trust 2006-1 A1B
2.87%	02/25/36	[2,4]	3,525,496	3,112,439
Saxon Asset Securities Trust 2007-2 A2A
2.70%	05/25/47	[2]	14,496,813	13,745,337
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
2.73%	05/25/37	2,†	20,721,262	19,421,627
SG Mortgage Securities Trust 2006-FRE1 A1B
2.87%	02/25/36	[2]	2,872,009	2,579,656
Soundview Home Equity Loan Trust 2006-OPT1 2A4
2.87%	03/25/36	[2]	7,300,000	4,694,025
Soundview Home Equity Loan Trust 2006-WF2 M8
4.95%	12/25/36	[2]	1,500,000	231,028
Structured Asset Investment Loan Trust 2005-HE1 B1
5.10%	07/25/35	[2]	2,000,000	380,000
Structured Asset Receivables Trust 2003-1
4.43%	01/21/10	[4]	3,361,210	3,310,793
Structured Asset Receivables Trust 2003-2
4.33%	01/21/09	[4]	760,134	748,732
Terwin Mortgage Trust 2004-7HE A1
3.15%	07/25/34	[2,4]	142,962	125,639
Terwin Mortgage Trust 2005-13SL A1B
4.75%	12/25/36	[2,4]	12,100,000	5,448,554
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[2,4]	1,206,060	1,137,606
Terwin Mortgage Trust 2006-2HGS A2
4.50%	03/25/37	[2,3,4]	8,200,000	2,897,495

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Terwin Mortgage Trust 2006-4SL A2
4.50%	05/25/37	[2,4]	$12,500,000	$7,412,617
Terwin Mortgage Trust 2006-6 1A2
4.75%	07/25/37	[2]	15,000,000	12,751,647
Terwin Mortgage Trust 2006-8 1A2
5.00%	08/25/37	[2,3,4]	3,000,000	637,117
Terwin Mortgage Trust 2007-9SL A1
3.80%	06/25/38	2,4,†	13,556,866	12,133,381
Vertical CDO Ltd. 2007-1A A1J
3.81%	04/10/47	[2,3,4]	5,500,000	54,999
Wells Fargo Home Equity Trust 2007-1 A1
2.70%	03/25/37	[2]	1,082,878	1,056,329
Wells Fargo Home Equity Trust 2007-2 A1
2.69%	04/25/37	[2]	2,003,860	1,921,323

Total Asset-Backed Securities (Cost $505,310,918)				424,887,874

CORPORATES — 19.64%*
Automotive — 0.01%
Metaldyne Corp.
10.00%	11/01/13		175,000	105,875
Tenneco, Inc.
8.13%	11/15/15	[4]	125,000	124,687

				230,562

Banking — 1.65%
BankAmerica Institutional A
8.07%	12/31/26	[4]	5,250,000	5,424,710
Banponce Trust I A
8.33%	02/01/27		7,400,000	7,259,659
Chase Capital II B
3.74%	02/01/27	[2]	6,455,000	5,150,115
JPMorgan Chase & Co. C (MTN)
8.55%	07/23/13	[2]	1,500,000	1,312,050
JPMorgan Chase Bank NA
8.75%	11/28/21	[2]	2,084,000	2,073,163
JPMorgan Chase Capital XIII M
3.65%	09/30/34	[2]	1,541,000	1,150,594
Nationsbank Capital Trust III
4.81%	01/15/27	[2]	7,650,000	5,898,341
NB Capital Trust II
7.83%	12/15/26		3,200,000	3,191,648

				31,460,280

Basic Industry — 0.07%
Freeport-McMoRan Copper & Gold, Inc.
5.88%	04/01/15	[2]	150,000	147,750
Massey Energy Co.
6.88%	12/15/13		375,000	364,688
Mosaic Co. (The)
7.38%	12/01/14	[4]	375,000	403,125
Noranda Aluminium Acquisition Corp. (PIK)
8.74%	05/15/15	[4]	500,000	395,000

				1,310,563

Communications — 1.06%
Cincinnati Bell, Inc.
7.25%	07/15/13		225,000	222,188
Citizens Communications Co.
6.63%	03/15/15		125,000	112,500
Comcast Corp.
4.68%	07/14/09	[2]	1,380,000	1,348,561
CSC Holdings, Inc. B
7.63%	04/01/11		375,000	370,312
Dex Media West LLC/Dex Media Finance Co. B
8.50%	08/15/10		500,000	488,750
9.88%	08/15/13		300,000	261,750
Hawaiian Telcom Communications, Inc. B
9.75%	05/01/13		250,000	187,500
Idearc, Inc.
8.00%	11/15/16		300,000	195,750
Level 3 Financing, Inc.
8.75%	02/15/17		275,000	210,375
Mediacom LLC/Mediacom Capital Corp.
9.50%	01/15/13		250,000	231,250
Qwest Corp.
5.63%	11/15/08		500,000	500,000
Sprint Capital Corp.
6.13%	11/15/08		10,000,000	9,926,470
Sprint Nextel Corp.
6.00%	12/01/16		350,000	272,553
Viacom, Inc.
3.15%	06/16/09	[2]	5,150,000	5,048,494
Windstream Corp.
8.13%	08/01/13		650,000	641,875
8.63%	08/01/16		150,000	148,125

				20,166,453

Consumer Products — 0.22%
SABMiller PLC
3.00%	07/01/09	[2,4]	4,000,000	4,012,800
Visant Holding Corp.
8.75%	12/01/13		200,000	188,000

				4,200,800

Electric — 2.76%
Appalachian Power Co. G
3.60%	05/15/08		2,420,000	2,418,575
Cedar Brakes I LLC
8.50%	02/15/14	[4]	2,458,748	2,702,648
Cedar Brakes II LLC
9.88%	09/01/13	[4]	9,100,505	10,227,975

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Centerpoint Energy, Inc. B
5.88%	06/01/08		$6,850,000	$6,824,313
Entergy Gulf States, Inc.
3.60%	06/01/08		2,500,000	2,501,657
3.74%	12/08/08	[2,4]	7,230,000	7,249,904
Entergy Louisiana LLC
5.83%	11/01/10		1,440,000	1,439,885
8.09%	01/02/17		5,180,013	5,228,363
Midwest Generation LLC
8.30%	07/02/09		2,299,000	2,344,980
Power Contract Financing LLC
6.26%	02/01/10	[4]	4,274,660	4,386,917
Power Receivables Finance LLC
6.29%	01/01/12	[4]	1,676,586	1,755,860
6.29%	01/01/12		1,759,820	1,843,030
Reliant Energy, Inc.
6.75%	12/15/14		500,000	511,250
SWEPCO Capital Trust I
5.25%	10/01/43	[2]	1,500,000	1,515,174
TECO Energy, Inc.
5.24%	05/01/10	[2]	1,715,000	1,732,150

				52,682,681

Energy — 0.38%
AES Corp. (The)
8.75%	05/15/13	[4]	219,000	228,855
Allis-Chalmers Energy, Inc.
9.00%	01/15/14		250,000	228,750
Chesapeake Energy Corp.
7.00%	08/15/14		250,000	251,875
Corral Finans AB (PIK)
5.76%	04/15/10	[4]	256,816	196,464
Griffin Coal Mining Co. Ltd. (The)
9.50%	12/01/16	[4]	250,000	181,250
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[4]	200,000	188,500
Mirant Americas Generation LLC
8.30%	05/01/11		300,000	307,500
NRG Energy, Inc.
7.38%	01/15/17		400,000	390,000
OPTI Canada, Inc.
7.88%	12/15/14		250,000	245,625
Pride International, Inc.
7.38%	07/15/14		125,000	130,625
Sempra Energy Employee Stock Ownership Plan & Trust
5.78%	11/01/14	[4]	5,000,000	4,989,502

				7,338,946

Finance — 7.26%
Bear Stearns Cos., Inc. (The) (MTN)
3.16%	08/21/09	[2]	4,027,000	3,692,823
3.18%	02/23/10	[2]	2,725,000	2,593,677
4.33%	07/16/09	[2]	7,900,000	7,350,998
Citigroup, Inc.
4.13%	02/22/10		10,530,000	10,515,740
5.30%	10/17/12		6,881,000	6,905,056
Countrywide Financial Corp. (MTN)
2.82%	03/24/09	[2]	8,572,000	7,876,279
4.79%	01/05/09	[2]	6,245,000	5,803,543
Countrywide Financial Corp. A (MTN)
2.85%	12/19/08	[2]	268,000	250,286
3.35%	05/05/08	[2]	3,000,000	2,980,602
Countrywide Home Loans, Inc. (MTN)
4.13%	09/15/09		2,000,000	1,824,462
Ford Motor Credit Co. LLC
5.83%	01/15/10	[2]	4,070,000	3,405,503
7.13%	01/13/12	[2]	20,160,000	14,925,315
8.71%	04/15/12	[2]	1,750,000	1,644,794
GMAC LLC
5.28%	12/01/14	[2]	11,798,000	7,547,090
6.63%	05/15/12		2,000,000	1,514,230
GMAC LLC (MTN)
3.75%	09/23/08	[2]	5,000,000	4,717,750
Lehman Brothers Holdings, Inc. (MTN)
0.00%	06/20/16	[2]	4,835,000	5,296,743
2.65%	12/23/08	[2]	1,500,000	1,458,539
8.92%	02/16/17	[2]	4,198,000	3,775,261
11.00%	11/07/16	[2]	6,776,000	6,546,971
MBNA Capital A
8.28%	12/01/26		924,000	961,610
MBNA Capital B
4.04%	02/01/27	[2]	2,721,000	2,277,395
Meridian Funding Co. LLC
4.85%	10/06/08	[2,4]	733,571	732,169
Merrill Lynch & Co., Inc. (MTN)
3.89%	10/23/08	[2]	975,000	971,749
9.57%	06/06/17	[2]	5,184,000	5,475,600
Merrill Lynch & Co., Inc. C (MTN)
3.40%	02/06/09	[2]	5,670,000	5,531,665
Pemex Finance Ltd.
8.88%	11/15/10		5,378,267	5,761,754
9.69%	08/15/09		1,798,500	1,872,059
Residential Capital LLC
3.49%	06/09/08	[2]	2,722,000	2,163,990
Toyota Motor Credit Corp. (MTN)
8.00%	10/24/13	[2]	6,747,000	6,694,373
Westfield Capital Corp. Ltd.
4.38%	11/15/10	[4]	5,690,000	5,518,271

				138,586,297

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care — 0.49%
Cardinal Health, Inc.
2.96%	10/02/09	[2]	$1,827,000	$1,779,341
Community Health Systems, Inc.
8.88%	07/15/15		250,000	252,187
UnitedHealth Group, Inc.
4.88%	02/15/13		7,348,000	7,266,055

				9,297,583

Insurance — 0.10%
Farmers Insurance Exchange
6.00%	08/01/14	[4]	1,900,000	1,996,682

Real Estate Investment Trust (REIT) — 3.11%
Camden Property Trust
4.38%	01/15/10		2,068,000	2,019,733
CPG Partners LP
8.25%	02/01/11		4,640,000	5,096,316
Duke Realty LP
5.63%	08/15/11		8,550,000	8,233,667
First Industrial LP
5.25%	06/15/09		4,080,000	4,069,260
HCP, Inc.
6.45%	06/25/12		4,000,000	3,786,312
HCP, Inc. (MTN)
3.25%	09/15/08	[2]	8,620,000	8,450,962
Kimco Realty Corp. (MTN)
3.95%	08/05/08		1,650,000	1,646,893
Reckson Operating Partnership LP
7.75%	03/15/09		4,250,000	4,214,011
Rouse Co. LP (The)
3.63%	03/15/09		6,655,000	6,299,962
Shurgard Storage Centers LLC
7.75%	02/22/11		1,500,000	1,649,846
Simon Property Group LP
3.75%	01/30/09		2,360,000	2,342,800
7.00%	07/15/09		3,032,000	3,112,433
7.13%	02/09/09		4,280,000	4,364,600
Weingarten Realty Investors A (MTN)
8.25%	01/22/10		3,800,000	4,091,608

				59,378,403

Secured Assets — 0.25%
Ingress I Ltd. B-A
7.38%	03/30/40	[4]	5,490,000	4,803,773

Services — 0.04%
Mobile Mini, Inc.
6.88%	05/01/15		375,000	313,125
United Rentals North America, Inc.
6.50%	02/15/12		425,000	383,563
7.00%	02/15/14		125,000	98,750

				795,438

Transportation — 2.24%
Air 2 US A
8.03%	10/01/19	[4,6]	2,826,563	2,572,172
American Airlines, Inc. 1999-1 A2
7.02%	10/15/09		1,375,000	1,376,719
American Airlines, Inc., AMBAC Assurance Corp. 2003-1
3.86%	07/09/10		6,189,923	5,920,063
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15	[6]	1,816,487	1,689,332
Continental Airlines, Inc. 1999-2
7.06%	09/15/09		8,500,000	8,468,125
Delta Air Lines, Inc. 2000-1 A1
7.38%	05/18/10	[6]	4,409,915	4,343,766
Delta Air Lines, Inc. 2001-1 A1
6.62%	03/18/11	[6]	6,549,511	6,424,980
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11	[6]	7,861,000	7,755,463
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		1,500,000	1,470,000
Saint Acquisition Co., Inc.
12.50%	05/15/17	[4]	125,000	51,563
United Air Lines, Inc. 2001-1
6.20%	09/01/08	[6]	2,320,290	2,314,489
6.60%	09/01/13		279,824	277,026

				42,663,698

Total Corporates (Cost $387,856,798)				374,912,159

BANK LOANS — 1.43%*
Automotive — 0.16%
Delphi Dip 2nd Lien
6.75%	07/01/08	[7]	3,000,000	2,952,858

Communications — 0.36%
Alltell Corp. 1st Lien Senior Security Term Loan B3
0.00%	11/27/14		497,500	450,030
Cebridge 2nd Lien (PIK)
9.24%	05/05/14	[7]	7,625,641	5,764,985
Charter Communications, Inc. Term Loan 3rd Lien
5.17%	09/06/14	[7]	500,000	384,166
Univision Communications, Inc. 1st Lien Strip
5.48%	03/15/14	[7]	375,000	296,719

				6,895,900

Electric — 0.03%
TPF Generation Holdings LLC 2nd Lien
6.95%	12/15/14	[7]	250,000	202,500

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
TXU Energy Term Loan B3
6.59%	10/10/14		$497,500	$452,974

				655,474

Health Care — 0.50%
Carestream Health, Inc. Term Loan
9.40%	10/30/13	[7]	500,000	360,000
Community Health Systems, Inc. 1st Lien
5.34%	07/25/14	[7]	238,357	220,228
HCA Term Loan A
4.70%	11/18/12	[7]	9,809,857	8,937,819

				9,518,047

Insurance — 0.01%
Asurion Corp. Term Loan
6.10%	07/13/14	[7]	250,000	212,917

Services — 0.03%
Cengage Learning Term Loan B
5.21%	07/09/14	[7]	746,250	643,640

Transportation — 0.34%
Delta Air Lines, Inc. Term Loan 1st Lien
6.46%	05/01/12	[7]	1,485,000	1,211,760
Northwest Air Dip
4.87%	05/21/12	[7]	5,940,000	4,787,640
Swift Transportation Co., Inc. Term Loan
3.71%	05/06/14	[7]	220,930	166,645
United Air Lines, Inc.
4.67%	02/01/14	[7]	356,111	279,102

				6,445,147

Total Bank Loans (Cost $31,903,084)				27,323,983

MORTGAGE-BACKED — 39.80%**
Commercial Mortgage-Backed — 3.43%
Banc of America Commercial Mortgage, Inc. 2004-5 A2
4.18%	11/10/41		14,765,410	14,585,861
Bayview Commercial Asset Trust 2006-3A A1
2.85%	10/25/36	[2,4]	6,201,769	5,178,476
CS First Boston Mortgage Securities Corp. 2004-C2 A1
3.82%	05/15/36		8,693,704	8,373,962
CS First Boston Mortgage Securities Corp. 2004-C5 A2
4.18%	11/15/37		5,800,000	5,718,876
CS First Boston Mortgage Securities Corp. 2005-C4 A2
5.02%	08/15/38		16,265,000	16,154,094
Morgan Stanley Dean Witter Capital I 2000-LIFE A2
7.57%	11/15/36	[2]	15,095,953	15,555,383

				65,566,652

Non-Agency Mortgage-Backed — 17.86%
Adjustable Rate Mortgage Trust 2005-1 1A1
6.44%	05/25/35	[2]	19,169,067	16,106,293
American Home Mortgage Assets 2007-2 A1
2.72%	03/25/47	[2]	17,511,503	12,659,713
American Home Mortgage Investment Trust 2004-2 2A
3.84%	02/25/44	[2]	20,949,257	17,996,122
Banc of America Funding Corp. 2007-5 3A1
6.00%	07/25/37		13,665,572	13,574,844
Banc of America Mortgage Securities, Inc. 2005-2 1A6
5.50%	03/25/35		19,970,744	19,499,644
Banco de Credito Y Securitizacion SA 2001-1 AF
8.00%	05/31/10	[3,4]	1,462,953	394,997
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	[3,4]	938,689	253,446
BlackRock Capital Finance LP 1997-R2 AP
10.81%	12/25/35	[2,4]	17,114	17,124
Chase Mortgage Finance Corp. 2005-A1 1A1
5.41%	12/25/35	[2]	10,029,122	10,119,308
Chase Mortgage Finance Corp. 2007-A2 2A3
4.24%	07/25/37	2,†	22,960,239	22,861,544
Chase Mortgage Finance Corp. 2007-S2 1A7
6.00%	03/25/37		28,093,349	28,400,786
Chevy Chase Mortgage Funding Corp. 2005-2A A1
2.78%	05/25/36	[2,4]	4,388,573	3,524,684
Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2
6.50%	06/25/31		60,995	60,819
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.13%	02/25/34	[2]	309,789	282,437
Countrywide Alternative Loan Trust 2005-14 4X (IO)
3.85%	05/25/35	3,8,†	9,874,924	222,263
Countrywide Alternative Loan Trust 2005-27 2A1
5.59%	08/25/35	[2]	2,802,557	1,961,790
Countrywide Alternative Loan Trust 2005-59 1A1
3.45%	11/20/35	[2]	5,478,997	4,344,979
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		17,714,032	17,557,213

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.79%	05/20/46	[3]	$33,776,253	$1,601,974
Countrywide Alternative Loan Trust 2006-OA9 X1P (IO)
2.89%	07/20/46	[3,8]	4,406,543	215,088
DLJ Mortgage Acceptance Corp. 1996-QA S (IO)
2.12%	01/25/26	2,3,4,†	198,008	248
Downey Savings & Loan Association Mortgage Loan Trust 2005-AR2 2A1A
2.77%	03/19/45	[2]	5,301,582	3,956,361
Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A
5.27%	04/19/47	[2]	20,004,930	15,003,698
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.45%	03/19/35	[3,8]	11,478,937	240,340
Harborview Mortgage Loan Trust 2006-1 X1 (IO)
3.88%	03/19/37	[2,3]	5,459,979	226,930
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
4.24%	05/19/47	[2,3]	6,405,532	256,221
Impac CMB Trust 2005-5 A1
2.92%	08/25/35	[2]	7,864,989	5,895,835
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
2.99%	12/25/34	[2]	1,369,921	1,237,513
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
0.68%	12/25/34	[3,8]	5,142,381	72,315
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
3.00%	11/25/34	[2]	3,859,852	3,486,657
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
7.53%	01/25/34	[2]	326,150	312,417
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
7.11%	06/25/34	[2]	466,655	467,082
MASTR Adjustable Rate Mortgages Trust 2006-OA2 4A1A
5.37%	12/25/46	[2]	23,236,970	16,265,872
MASTR Seasoned Securities Trust 2004-1 4A1
7.03%	10/25/32	[2]	1,451,761	1,368,231
MASTR Seasoned Securities Trust 2005-1 4A1
5.97%	10/25/32	[2]	3,731,313	3,560,388
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		1,762,593	1,829,498
Residential Asset Mortgage Products, Inc. 2004-SL4 A3
6.50%	07/25/32		4,488,925	4,207,817
Residential Asset Mortgage Products, Inc. 2005-SL1 A5
6.50%	05/25/32		9,363,088	9,653,740
Residential Asset Securitization Trust 2007-A7 A4
6.00%	07/25/37		17,633,093	17,107,251
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
6.89%	12/27/35	[2]	20,536,057	17,001,672
Thornburg Mortgage Securities Trust 2007-1 A2B
2.70%	03/25/37	[2]	20,960,940	18,992,263
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
5.10%	04/25/47	[2]	18,313,065	12,360,473
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
6.57%	01/25/33	[2]	571,108	555,929
Washington Mutual Mortgage Pass-Through Certificates 2005-AR2 2A21
2.93%	01/25/45	[2]	1,960,553	1,515,273
Washington Mutual Mortgage Pass-Through Certificates 2006-AR19 1A
5.07%	01/25/47	[2]	23,994,401	16,063,217
Washington Mutual Mortgage Pass-Through Certificates 2006-AR5 X
0.00%	06/25/46	[3,8]	346,468,490	2,381,971
Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B
5.57%	07/25/46	[2]	12,352,010	11,116,810
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 3A1
5.00%	03/25/18		4,142,595	4,114,471

				340,905,561

U.S. Agency Mortgage-Backed — 18.51%
Fannie Mae 1993-95 SB
15.05%	06/25/08	[2]	4,461	4,525
Fannie Mae 1997-44 SB (IO)
3.03%	06/25/08	[2]	111,431	251
Fannie Mae 1997-76 FS
3.29%	09/17/27	[2]	81,379	78,977
Fannie Mae 2001-60 JZ
6.00%	03/25/31		52,377	52,372
Fannie Mae 2003-90 UD (IO)
5.50%	10/25/26		5,179,136	205,961
Fannie Mae 2006-77 PD
6.50%	10/25/30		24,616,286	25,559,900
Fannie Mae 2006-B2 AB
5.50%	05/25/14		14,016,681	14,277,566

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 2007-54 FA
3.00%	06/25/37	[2]	$27,297,653	$26,445,319
Fannie Mae 2007-64 FA
3.07%	07/25/37	2,†	27,319,132	25,359,838
Fannie Mae 2007-83 PA
6.00%	03/25/29		11,571,660	11,802,964
Fannie Mae Pool 555177
4.83%	01/01/33	[2]	134,643	140,298
Fannie Mae Pool 567002
8.00%	05/01/23		196,269	212,623
Fannie Mae Pool 691241
5.66%	04/01/37	[2]	9,828,126	9,911,496
Fannie Mae Pool 735686
6.50%	12/01/22		5,248,097	5,463,654
Fannie Mae Pool 745383
5.55%	12/01/35	[2]	4,879,826	4,909,055
Fannie Mae Pool 770333
5.37%	04/01/34	[2]	2,724,652	2,762,297
Fannie Mae Pool 770900
5.20%	04/01/34	[2]	1,330,699	1,338,301
Fannie Mae Pool 805256
5.98%	01/01/35	[2]	3,426,387	3,443,996
Fannie Mae Pool 817611
5.35%	11/01/35	[2]	5,069,726	5,122,403
Fannie Mae Pool 887714
6.07%	08/01/36	[2]	16,023,632	16,408,267
Fannie Mae Pool 888256
5.86%	02/01/37	[2]	14,522,678	14,685,843
Fannie Mae Pool 888412
7.00%	04/01/37		17,101,537	17,755,639
Fannie Mae Pool 889063
6.50%	11/01/37		20,623,388	21,386,293
Fannie Mae Pool 942553
5.95%	08/01/37	[2]	26,791,768	27,347,316
Fannie Mae Prepayment Link Note 2005-2 1
4.00%	02/25/10		5,104,766	5,097,459
Freddie Mac 2174 PN
6.00%	07/15/29		5,424,604	5,631,646
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		1,124,705	95,767
Freddie Mac 3205 PB
6.00%	08/15/29		16,145,000	16,712,837
Freddie Mac Gold A24156
6.50%	10/01/31		2,141,367	2,239,709
Freddie Mac Gold C46104
6.50%	09/01/29		67,220	70,389
Freddie Mac Gold G02461
6.50%	11/01/36		16,669,829	17,309,677
Freddie Mac Gold G11707
6.00%	03/01/20		4,280,722	4,415,601
Freddie Mac Gold G13032
6.00%	09/01/22		25,641,688	26,426,964
Freddie Mac Gold P50019
7.00%	07/01/24	†	113,744	118,523
Freddie Mac Non Gold Pool 1B1928
6.22%	08/01/34	[2]	4,198,159	4,278,068
Freddie Mac Non Gold Pool 1L0113
7.24%	05/01/35	[2]	3,289,338	3,373,646
Freddie Mac Non Gold Pool 1Q0196
5.91%	02/01/37	[2]	22,408,185	22,834,460
Freddie Mac Non Gold Pool 781469
5.13%	04/01/34	[2]	2,719,596	2,763,211
Freddie Mac Non Gold Pool 786781
7.35%	08/01/29	[2]	248,357	255,823
Freddie Mac Non Gold Pool 847288
5.08%	05/01/34	[2]	4,694,843	4,797,619
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		1,545,219	168,903
Ginnie Mae 2003-40 IW (IO)
5.50%	07/20/29		538,684	2,706
Ginnie Mae I Pool 422972
6.50%	07/15/29		74,906	78,344
Ginnie Mae II Pool 1849
8.50%	08/20/24		2,128	2,347
Ginnie Mae II Pool 2020
8.50%	06/20/25		7,164	7,904
Ginnie Mae II Pool 2286
8.50%	09/20/26		5,172	5,685
Ginnie Mae II Pool 2487
8.50%	09/20/27		24,028	26,405
Ginnie Mae II Pool 80589
6.50%	03/20/32	[2]	294,065	301,666
Ginnie Mae II Pool 80968
5.63%	07/20/34	[2]	1,550,399	1,558,547

				353,249,060

Total Mortgage-Backed (Cost $807,374,992)				759,721,273

MUNICIPAL BONDS — 1.67%*
California — 0.11%
Sacramento County Sanitation District, Sewer Improvements Revenue Bonds, Series A, Pre-Refunded 12/01/14 @ 100 (AMBAC)
5.00%	12/01/35		1,955,000	2,181,917

Michigan — 0.36%
State of Michigan, Highway Improvements Revenue Bonds, Series A, Pre-Refunded 11/01/11 @ 100 OID (FSA)
5.00%	11/01/25		6,265,000	6,775,409

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New Jersey — 0.13%
New Jersey Economic Development Authority, School Improvements Revenue Bonds, Series C, Pre-Refunded 06/15/12 @ 100 (MBIA)
5.25%	06/15/17		$2,345,000	$2,572,043

New York — 0.47%
City of New York, Public Improvements G.O. Unlimited, Series B, Pre-Refunded 12/01/11 @ 100 OID
5.38%	12/01/26		2,415,000	2,651,936
New York State Thruway Authority, Highway Improvements Revenue Bonds, Pre-Refunded 04/01/11 @ 100
5.25%	04/01/20		5,795,000	6,260,744

				8,912,680

Ohio — 0.15%
Ohio State Water Development Authority, Refunding Notes Revenue Bonds, Pre-Refunded 06/01/12 @ 100
5.25%	12/01/17		2,545,000	2,784,026

Tennessee — 0.45%
County of Shelby, Refunding Notes G.O. Unlimited, Series A, Pre-Refunded 04/01/11 @ 100 OID
5.00%	04/01/22		8,040,000	8,616,468

Total Municipal Bonds (Cost $31,962,830)				31,842,543

U.S. AGENCY SECURITIES — 6.27%
Fannie Mae
5.50%	03/15/11		16,660,000	17,998,203
6.00%	05/15/11		5,310,000	5,808,212
7.13%	06/15/10		2,164,000	2,385,451
Freddie Mac
5.25%	10/06/11		8,050,000	8,156,711
5.25%	04/03/12		17,385,000	17,853,109
5.35%	11/14/11		22,600,000	22,992,539
5.50%	09/15/11		14,245,000	15,516,281
5.63%	03/15/11		3,390,000	3,663,139
6.00%	06/15/11		14,665,000	16,110,881
6.88%	09/15/10		8,250,000	9,110,549

Total U.S. Agency Securities (Cost $117,663,436)				119,595,075

Total Bonds – 91.07% (Cost $1,882,072,058)				1,738,282,907

PREFERRED STOCK — 0.15%
Finance — 0.15%
Woodbourne Pass-Through Trust
4.16%	12/31/49	[2,4]	40	$2,825,000

Total Preferred Stock (Cost $3,992,500)				2,825,000

			Notional Amount (000’s)
PURCHASED SWAPTIONS — 0.28%
Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.			$128,837,000	3,431,071
Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.32% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.			16,998,000	1,939,977

Total Purchased Swaptions (Cost $1,394,654)				5,371,048

	Maturity Date		Shares/ Principal Amount
SHORT TERM INVESTMENTS — 14.05%
Commercial Paper — 4.46%
Bank of America Corp.
2.76%[9]	04/23/08		$1,445,000	1,442,572
BNP Paribas Finance, Inc.
2.69%[9]	04/15/08		19,215,000	19,194,944
General Electric Capital Corp.
2.57%[9]	04/25/08		5,725,000	5,715,229
2.64%[9]	04/08/08		13,365,000	13,358,165
National Rural Utilities Co.
2.66%[9]	04/11/08		17,035,000	17,022,460
Rabobank USA Financial Corp.
2.71%[9]	04/17/08		9,390,000	9,378,732
UBS Finance Corp.
2.86%[9]	04/07/08		19,035,000	19,025,943

				85,138,045

Money Market Fund — 0.10%
Goldman Sachs Group, Inc. (The), 2.77%			1,925,000	1,925,000

U.S. Agency Discount Notes — 9.19%
Fannie Mae
2.69%[9]	04/23/08		900,000	898,545

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
U.S. Agency Discount Notes (continued)
2.70%[9]	04/23/08		$1,720,000	$1,717,220
2.76%[9]	04/23/08		2,115,000	2,111,582
2.83%[9]	04/23/08		805,000	803,699
2.85%[9]	04/23/08		7,145,000	7,133,452
2.85%[9]	04/23/08		1,230,000	1,228,012
2.92%[9]	04/23/08		13,650,000	13,627,938
2.92%[9]	04/23/08		29,520,000	29,472,289
2.92%[9]	04/23/08	[10]	115,000	114,814
2.94%[9]	04/23/08	[10]	125,000	124,798
Federal Home Loan Bank
1.78%[9]	04/22/08		54,180,000	54,123,743
1.90%[9]	04/21/08		17,695,000	17,676,322
2.08%[9]	04/18/08		9,705,000	9,695,468
2.18%[9]	04/28/08		5,963,000	5,953,295
2.29%[9]	04/28/08		929,000	927,412
2.30%[9]	04/02/08		955,000	954,939
2.38%[9]	04/23/08		2,272,000	2,268,709
2.38%[9]	04/25/08		1,458,000	1,455,694
2.46%[9]	04/25/08		2,294,000	2,290,253
2.65%[9]	04/23/08		1,385,000	1,382,766
2.69%[9]	04/02/08		11,515,000	11,514,143
2.75%[9]	04/23/08		3,005,000	2,999,968
2.75%[9]	04/23/08		6,570,000	6,561,468
2.77%[9]	04/23/08		295,000	294,523
Freddie Mac
2.08%[9]	06/23/08	[10]	31,000	30,857

				175,361,909

U.S. Treasury Bills — 0.30%
0.50%[9]	05/22/08		5,825,000	5,822,427

Total Short Term Investments (Cost $268,237,748)				268,247,381

Total Investments – 105.55% (Cost $2,155,696,960)[1]				2,014,726,336

Liabilities in Excess of Other Assets – (5.55)%				(105,870,727)

Net Assets – 100.00%				$1,908,855,609

Issues	Notional Amount (000’s)		Premiums Received	Value
WRITTEN SWAPTIONS
Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.25% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.	$(64,000,000)		$(1,394,624)	$(4,512,275)
Option to enter into a 5-year Swaption Straddle for a 5 year Interest Rate Swap at the then-current at-the-money fixed rate for a fixed-for-floating Interest Rate Swap with an effective date of July 10, 2013; Option Expiration Date of July 7, 2008. Counterparty: Merrill Lynch & Co., Inc.	(19,960,000)		—	(76,846)

Total Written Swaptions			$(1,394,624)	$(4,589,121)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
77	U.S. Treasury Two Year Note, June 2008	$121,679
165	U.S. Treasury Five Year Note, June 2008	(48,735)

	Net unrealized appreciation	$72,944

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.90% semi-annually. Counterparty: Citigroup, Inc.	11/15/09	$15,000	$489,997
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.88% semi-annually. Counterparty: Citigroup, Inc.	11/15/09	8,530	458,507
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.08% semi-annually. Counterparty: Citigroup, Inc.	11/15/09	15,000	528,861
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.00% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	11/15/09	15,000	507,447
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.09% semi-annually. Counterparty: Barclays Capital, Inc.	11/15/09	20,000	715,360

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.39% semi-annually. Counterparty: JPMorgan Chase & Co.	11/15/09	$14,410	$642,307
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.79% semi-annually. Counterparty: CS First Boston	11/15/09	52,000	2,722,122
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.81% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	11/15/09	8,800	465,245
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.47% semi-annually. Counterparty: CS First Boston	11/15/09	21,100	1,388,739
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.45% semi-annually. Counterparty: Barclays Capital, Inc.	11/16/09	24,400	1,595,640
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.15% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	11/23/09	14,460	574,674
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.04% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	11/30/09	5,800	332,292
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.08% semi-annually. Counterparty: CS First Boston	11/30/09	5,850	339,940
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.14% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.	11/30/09	5,800	343,180
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.08% semi-annually. Counterparty: Barclays Capital, Inc.	12/14/09	35,000	1,358,167
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.96% semi-annually. Counterparty: Citigroup, Inc.	02/22/10	21,000	196,638
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.35% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	04/19/17	5,900	1,131,147
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.52% annually. Counterparty: Merrill Lynch & Co., Inc.	05/09/17	6,000	1,280,531
The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/18/17	24,800	577,379
The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/24/17	9,900	330,576
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 9.28% annually. Counterparty: Lehman Brothers Holdings, Inc.	06/05/17	8,700	2,227,831
The Fund pays a fixed rate equal to 5.03% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/16/17	3,810	(47,248)
The Fund pays a fixed rate equal to 5.05% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	10/16/17	3,800	(31,677)
The Fund pays a fixed rate equal to 5.00% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/18/17	3,810	(37,819)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.	01/31/22	7,000	30,399
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan Chase & Co.	03/26/22	3,320	(65,288)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.16% quarterly. Counterparty: Lehman Brothers Holdings, Inc.	05/25/22	7,000	33,337

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.88% quarterly. Counterparty: Lehman Brothers Holdings, Inc.	06/04/22	$6,130	$(69,260)

			$18,019,024

SWAPS: CREDIT DEFAULT (PURCHASED)
The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Morgan Stanley	09/20/12	4,250	210,234
The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.	09/20/12	4,500	339,039
The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Citigroup, Inc.	12/20/12	1,450	66,566
The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.	12/20/12	12,870	512,422
The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: CS First Boston	12/20/12	3,200	(610)
The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.	12/20/12	1,000	(3,915)
The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.	12/20/12	2,275	(11,448)
The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	12/20/12	3,600	(12,752)
The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc.	12/20/12	2,725	79,047
The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Morgan Stanley	12/20/12	4,150	102,257
The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: UBS AG	12/20/12	2,725	64,764
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.	12/20/12	2,350	104,046
The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	2,350	106,052
The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley	12/20/12	2,750	130,837
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: Barclays Capital, Inc.	12/20/12	15,000	3,066,118
The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series EM 8.175%, due 12/20/12. Counterparty: JPMorgan Chase & Co.	12/20/12	4,250	113,966
The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	2,800	117,939
The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	1,850	71,985
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.	12/20/12	3,500	103,393
The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.	12/20/12	1,250	29,469
The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: CS First Boston	12/20/12	1,375	33,622

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc.	12/20/12	$4,250	$92,743
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.	12/20/12	2,750	60,010
The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG	12/20/12	4,250	328,784
The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG	12/20/12	850	63,368
The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Citigroup, Inc.	12/20/12	2,050	15,501
The Fund pays a fixed rate equal to 2.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	4,700	44,645
The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	3,200	24,196
The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley	12/20/12	850	44,144
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Morgan Stanley	03/20/13	900	(19,815)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Deutsche Bank AG	03/20/13	900	(19,815)
The Fund pays a fixed rate equal to 2.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 03/20/13. Counterparty: Citigroup, Inc.	03/20/13	350	49,721
The Fund pays a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 03/20/13. Counterparty: Deutsche Bank AG	03/20/13	175	21,398
The Fund pays a fixed rate equal to 2.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 03/20/13. Counterparty: UBS AG	03/20/13	175	23,995
The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston	03/20/13	4,950	(247,399)
The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	03/20/13	1,900	(66,322)
The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc.	06/20/13	1,600	(3,460)
The Fund pays a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest Airlines Co. 6.50%, due 03/01/12. Counterparty: UBS AG	03/20/14	4,000	270,946
The Fund pays a fixed rate equal to 0.64% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Gannett Co., Inc. 6.38%, due 04/01/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/14	6,750	575,533
The Fund pays a fixed rate equal to 0.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: UBS AG	09/20/14	3,500	129,910
The Fund pays a fixed rate equal to 0.43% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston	09/20/14	4,500	259,784
The Fund pays a fixed rate equal to 1.16% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lehman Brothers Holdings 6.625%, due 01/18/12. Counterparty: Barclays Capital, Inc.	12/20/14	18,550	1,574,053

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.	12/20/14	$2,000	$118,438
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Citigroup, Inc.	03/20/15	1,800	(63,493)
The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	03/20/15	1,900	(59,053)
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-06-2, due 05/25/46. Counterparty: Citigroup, Inc.	05/25/46	5,000	4,143,800
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-A 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	3,050	2,527,718

			$15,112,361

SWAPS: CREDIT DEFAULT (WRITTEN)
The Fund receives a fixed rate equal to 1.60% and the Fund will pay to the counterparty at par including interest accrued in the event of default of Wachovia Corp. 3.625%, due 02/17/09. Counterparty: CS First Boston	03/20/09	6,750	39
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	2,010	(1,594,231)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston	08/25/37	11,630	(5,077,774)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.	08/25/37	700	(305,627)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.	08/25/37	2,065	(1,637,855)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	2,015	(1,598,197)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	2,010	(1,594,232)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: CS First Boston	08/25/37	5,030	(3,989,544)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.	08/25/37	9,000	(7,138,350)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	3,775	(2,994,632)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	3,020	(2,395,706)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	17,210	(13,652,349)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	2,015	(1,598,459)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	6,500	(5,156,320)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	1,440	(1,142,323)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	1,440	(1,142,323)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	1,440	(1,142,323)

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	$2,000	$(1,586,560)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	11,165	(5,387,931)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	5,000	(4,363,500)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	10,000	(8,727,000)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	12,080	(9,582,822)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	1,440	(1,142,323)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	5,000	(4,215,050)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: CS First Boston	01/25/38	1,875	(1,580,644)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	1,875	(1,580,644)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	3,050	(2,571,180)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	1,875	(1,580,644)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	800	(674,408)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	2,500	(2,107,525)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	2,010	(1,594,493)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	2,020	(1,602,426)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	10,270	(5,954,854)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	5,135	(2,977,427)

			$(109,389,637)

Notes:

[1]	Cost for Federal income tax purposes is $2,155,828,672 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$24,753,275
Gross unrealized depreciation	(165,855,611)

Net unrealized (depreciation)	$(141,102,336)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2008.
[3]	Illiquid security.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2008 was $148,768,751 representing 7.79% of total net assets.

[5]	Security is currently in default with regards to scheduled interest or principal payments.
[6]	Expected maturity date.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2008

[7]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
07/03/07	Asurion Corp. Term Loan, 6.10%, 07/13/14	$247,757	$212,917	0.01%
06/01/07	Carestream Health, Inc. Term Loan, 9.40%, 10/30/13	506,008	360,000	0.02%
06/30/06	Cebridge 2nd Lien (PIK), 9.24%, 05/05/14	7,686,127	5,764,985	0.30%
06/27/07	Cengage Learning Term Loan B, 5.21%, 07/09/14	739,538	643,641	0.04%
06/04/07	Charter Communications, Inc. Term Loan 3rd Lien, 5.17%, 09/06/14	502,752	384,166	0.02%
08/09/07	Community Health Systems, Inc. 1st Lien, 5.34%, 07/25/14	232,629	220,228	0.01%
01/08/07	Delphi Dip 2nd Lien, 6.75%, 07/01/08	3,000,000	2,952,858	0.15%
04/25/07	Delta Air Lines, Inc. Term Loan 1st Lien, 6.46%, 05/01/12	1,485,000	1,211,760	0.06%
10/10/07	HCA Term Loan A, 4.70%, 11/18/12	9,404,909	8,937,820	0.47%
08/21/06	Northwest Air Dip, 4.87%, 05/21/12	5,940,000	4,787,640	0.25%
06/14/07	Swift Transportation Co., Inc. Term Loan, 3.71%, 05/06/14	220,930	166,645	0.01%
11/06/07	TPF Generation Holdings LLC 2nd Lien, 0.00%, 12/15/14	239,938	202,500	0.01%
02/01/07	United Air Lines, Inc., 4.69%, 02/01/14	356,111	279,102	0.01%
06/12/07	Univision Communications, Inc. 1st Lien Strip, 5.48%, 03/15/14	365,613	296,719	0.02%

		$30,927,312	$26,420,981	1.38%

[8]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2008.
[9]	Represents annualized yield at date of purchase.
[10]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $91,892,465 which is 4.81% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AMBAC): American Municipal Bond Insurance

(FSA): Financial Security Assurance

(DIP): Defaulted interest payment

(G.O.): General Obligation

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MBIA): Municipal Bond Insurance Association

(MTN): Medium term note

(OID): Original Issue Discount

(PIK): Payment in kind

(STEP): Step coupon bond

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.30%
ASSET-BACKED SECURITIES — 8.17%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		$10,823	$10,877
Bayview Financial Acquisition Trust 2005-A A1
3.18%	02/28/40	2,3,†	1,500,000	1,349,988
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
3.18%	12/28/40	[2,3]	1,500,000	1,319,999
Bear Stearns Asset Backed Securities Trust 2007-2 A1
2.79%	01/25/47	[2]	310,379	289,640
Birch Real Estate CDO Ltd. 1A A1
5.16%	02/10/38	[3]	650,000	572,660
Conseco Finance 2001-D A5 (STEP)
6.19%	11/15/32		248,484	246,631
Conseco Finance 2002-A A5 (STEP)
7.05%	04/15/32		283,533	284,539
Conseco Finance 2002-C BF2
8.00%	06/15/32	[2,3]	339,448	308,898
Conseco Finance Home Loan Trust 2000-E M1
8.13%	08/15/31	[2]	222,577	217,965
Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1
2.66%	04/25/37	[2]	1,109,215	1,035,384
First Franklin Mortgage Loan Asset Backed Certificates 2006-FF18 M1
2.83%	12/25/37	[2]	2,500,000	692,442
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		93	64
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		988,539	950,057
Keystone Owner Trust 1998-P1 M2
7.93%	05/25/25	[3]	48,458	48,349
MASTR Asset Backed Securities Trust 2007-HE1 A1
2.68%	05/25/37	[2]	1,034,887	966,844
Mid-State Trust 11 A1
4.86%	07/15/38		1,425,398	1,396,390
Mid-State Trust 2004-1 A
6.01%	08/15/37		376,208	382,470
Mid-State Trust 2004-1 B
8.90%	08/15/37		274,921	274,045
Mid-State Trust 2005-1 M2
7.08%	01/15/40		347,944	333,873
Morgan Stanley ABS Capital I 2006-HE6 A2B
2.70%	09/25/36	[2]	270,000	229,955
Oakwood Mortgage Investors, Inc. 1997-A A5
7.13%	05/15/27		6,215	6,207
Oakwood Mortgage Investors, Inc. 2001-D A2
5.26%	01/15/19	[2]	211,082	173,126
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[2]	251,491	216,321
Oakwood Mortgage Investors, Inc. 2002-B A1
3.05%	05/15/13	[2]	46,324	39,155
Residential Funding Mortgage Securities II, Inc. 2003-HS2 AI4 (STEP)
3.87%	07/25/33		40,000	39,464
Resmae Mortgage Loan Trust 2006-1 A1B
2.87%	02/25/36	[2,3]	199,778	176,372
SG Mortgage Securities Trust 2006-FRE1 A1B
2.87%	02/25/36	[2]	164,115	147,409
Structured Asset Receivables Trust 2003-1
4.43%	01/21/10	[3]	254,637	250,818
SVO VOI Mortgage Corp. 2003-AA A
3.95%	02/20/19	[3]	113,638	112,291
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[2,3]	85,300	80,458
Terwin Mortgage Trust 2006-2HGS A2
4.50%	03/25/37	[2,3,4]	800,000	282,682
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[2]	3,657	2,451
UCFC Home Equity Loan 1998-D MF1
6.91%	04/15/30		145,341	140,848

Total Asset-Backed Securities (Cost $13,551,067)				12,578,672

CORPORATES — 14.44%*
Banking — 1.53%
Bank of America Corp.
8.00%	12/29/49	[2]	600,000	601,734
Banponce Trust I A
8.33%	02/01/27		500,000	490,517
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	120,000	104,010
JPMorgan Chase Bank NA
7.59%	03/28/22	[2]	460,000	447,718
8.75%	11/28/21	[2]	257,000	255,664
Nationsbank Capital Trust III
4.81%	01/15/27	[2]	600,000	462,615

				2,362,258

Communications — 0.92%
Qwest Corp.
5.63%	11/15/08		489,000	489,000
7.88%	09/01/11		175,000	175,438

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sprint Capital Corp.
6.13%	11/15/08		$750,000	$744,485

				1,408,923

Electric — 1.45%
Appalachian Power Co. G
3.60%	05/15/08		600,000	599,647
Cedar Brakes II LLC
9.88%	09/01/13	[3]	489,743	550,418
Entergy Louisiana LLC
5.83%	11/01/10		698,000	697,944
Power Receivables Finance LLC
6.29%	01/01/12		362,666	379,813

				2,227,822

Energy — 0.24%
Southern Union Co.
7.20%	11/01/66	[2]	435,000	367,575

Finance — 5.80%
Capital One Financial Corp. (MTN)
5.70%	09/15/11		780,000	736,321
Citigroup, Inc.
4.13%	02/22/10		940,000	938,727
5.30%	10/17/12		300,000	301,049
Countrywide Financial Corp. (MTN)
2.82%	03/24/09	[2]	525,000	482,390
2.87%	06/18/08	[2]	150,000	146,456
4.79%	01/05/09	[2]	200,000	185,862
Countrywide Financial Corp. A (MTN)
3.35%	05/05/08	[2]	250,000	248,383
Countrywide Home Loans, Inc. L (MTN)
4.00%	03/22/11		175,000	156,179
Ford Motor Credit Co. LLC
6.63%	06/16/08		100,000	98,875
7.13%	01/13/12	[2]	300,000	222,103
7.25%	10/25/11		416,000	341,965
7.38%	02/01/11		123,000	102,627
8.63%	11/01/10		319,000	278,096
GMAC LLC
6.63%	05/15/12		600,000	454,269
6.88%	09/15/11		474,000	363,041
Lehman Brothers Holdings, Inc. (MTN)
0.00%	06/20/16	[2]	452,000	495,166
8.92%	02/16/17	[2]	260,000	233,818
11.00%	11/07/16	[2]	502,000	485,032
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[2]	271,000	292,192
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	480,000	480,000
8.95%	05/18/17	[2]	380,000	384,750
9.57%	06/06/17	[2]	272,000	287,300
Pemex Finance Ltd.
8.88%	11/15/10		275,000	294,608
Residential Capital LLC
3.49%	06/09/08	[2]	387,000	307,665
Wachovia Bank NA
6.00%	11/15/17		625,000	611,526

				8,928,400

Health Care — 0.49%
UnitedHealth Group, Inc.
4.88%	02/15/13		760,000	751,524

Insurance — 0.97%
Allied World Assurance Co. Holdings Ltd.
7.50%	08/01/16		244,000	250,712
Fairfax Financial Holdings Ltd.
7.75%	04/26/12		375,000	373,125
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[3]	440,000	383,053
Stingray Pass-Through Trust
5.90%	01/12/15	[3]	225,000	46,125
ZFS Finance USA Trust I
6.15%	12/15/65	[2,3]	500,000	442,106

				1,495,121

Real Estate Investment Trust (REIT) — 1.56%
Colonial Realty LP
4.75%	02/01/10		586,000	577,291
CPG Partners LP
8.25%	02/01/11		630,000	691,957
HCP, Inc.
7.07%	06/08/15		160,000	153,451
HCP, Inc. (MTN)
5.95%	09/15/11		800,000	776,214
Prime Property Fund, Inc.
5.60%	06/15/11	[3]	206,000	206,132

				2,405,045

Transportation — 1.48%
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15	[5]	310,656	288,910
Continental Airlines, Inc. 1999-2 A1
7.26%	03/15/20	[5]	416,833	411,171
Delta Air Lines, Inc. 2000-1 A1
7.38%	05/18/10	[5]	141,316	139,197
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11	[5]	650,000	641,274
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		400,000	392,000
Northwest Airlines, Inc. 2001-1 A1
7.04%	10/01/23		255,420	249,688

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
United Air Lines, Inc. 2001-1
6.20%	09/01/08	[5]	$127,378	$127,059
United Air Lines, Inc. 2001-1 A1
6.07%	03/01/13	[5]	26,769	26,869

				2,276,168

Total Corporates (Cost $23,267,277)				22,222,836

BANK LOANS — 1.12%*
Automotive — 0.32%
Delphi Dip 2nd Lien
6.75%	07/01/08	[6]	500,000	492,143

Banking — 0.36%
HBOS PLC
5.92%	09/29/49	[2,3]	775,000	554,125

Health Care — 0.44%
HCA Term Loan A
4.70%	11/18/12	[6]	734,174	668,910

Total Bank Loans (Cost $1,833,297)				1,715,178

MORTGAGE-BACKED — 49.13%**
Commercial Mortgage-Backed — 7.51%
Banc of America Commercial Mortgage, Inc. 2006-4 AM
5.68%	07/10/46		1,070,000	990,753
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP2 A2
6.48%	02/15/35		1,305,000	1,337,906
Bear Stearns Commercial Mortgage Securities, Inc. 2004-PWR6 A6
4.83%	11/11/41		1,300,000	1,282,047
Commercial Mortgage Pass-Through Certificates 2006-C7 AM
5.99%	06/10/46	[2]	1,070,000	1,007,323
Credit Suisse Mortgage Capital Certificates 2006-C5 A3
5.31%	12/15/39		370,000	360,158
GE Capital Commercial Mortgage Corp. 2005-C1 A5
4.77%	06/10/48	[2]	1,300,000	1,269,240
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4
5.44%	03/10/39		505,000	492,413
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP7 A4
5.88%	04/15/45	[2]	340,000	346,242
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4
5.75%	02/12/49	[2]	930,000	916,873
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3
5.42%	01/15/49		290,000	281,231
Morgan Stanley Capital I 2006-HQ8 A4
5.39%	03/12/44	[2]	1,605,000	1,597,544
Structured Asset Mortgage Investments, Inc. 2005-AR3 1A1
2.87%	08/25/35	[2]	2,155,861	1,670,746

				11,552,476

Non-Agency Mortgage-Backed — 9.38%
Adjustable Rate Mortgage Trust 2005-8 4A11
5.44%	11/25/35	[2]	1,013,382	946,660
Banc of America Mortgage Securities, Inc. 2003-1 2A4
5.00%	02/25/18		220,094	219,656
Chevy Chase Mortgage Funding Corp. 2004-1A A1
2.88%	01/25/35	[2,3]	528,034	468,317
Chevy Chase Mortgage Funding Corp. 2005-2A A1
2.78%	05/25/36	[2,3]	579,279	465,248
Countrywide Alternative Loan Trust 2003-3T1 A2
4.50%	05/25/33		1,350,454	1,348,028
Countrywide Alternative Loan Trust 2005-14 4X (IO)
3.85%	05/25/35	4,7,†	721,211	16,233
Countrywide Alternative Loan Trust 2005-27 2A1
5.59%	08/25/35	[2]	425,235	297,665
Countrywide Alternative Loan Trust 2005-27 3A2
5.34%	08/25/35	[2]	45,660	31,962
Countrywide Alternative Loan Trust 2005-72 A1
2.87%	01/25/36	[2]	1,142,841	891,246
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.79%	05/20/46	[4]	2,683,324	127,267
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.08%	08/25/34	[2]	762,896	690,250
First Horizon Asset Securities, Inc. 2002-7 2A2
5.25%	12/25/17		163,609	162,997
First Horizon Asset Securities, Inc. 2003-10 2A1
4.75%	01/25/19		734,188	731,683
First Union Commercial Mortgage Trust 1999-C1 A2
6.07%	10/15/35		463,655	463,855

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GS Mortgage Securities Corp. II 2006-GG8 A4
5.56%	11/10/39		$935,000	$912,117
GS Mortgage Securities Corp. II 2007-GG10 A4
5.80%	08/10/45	[2]	925,000	925,572
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.45%	03/19/35	[4,7]	815,082	17,066
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
0.68%	12/25/34	[4,7]	366,549	5,155
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.46%	10/25/34	[2]	252,812	237,522
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
3.00%	11/25/34	[2]	98,132	88,644
Lehman XS Trust 2007-12N 1A3A
2.80%	07/25/47	[2]	4,500,000	2,731,731
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		247,920	244,597
Residential Asset Mortgage Products, Inc. 2003-SL1 A41
8.00%	04/25/31		101,114	105,556
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		129,321	134,229
Residential Asset Securitization Trust 2004-IP2 2A1
5.25%	12/25/34	[2]	171,460	166,797
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
5.10%	04/25/47	[2]	991,845	669,450
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
6.57%	01/25/33	[2]	32,571	31,705
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A
7.00%	03/25/34		123,273	123,407
Wells Fargo Mortgage Backed Securities Trust 2006-4 2A2
5.50%	04/25/36		1,192,051	1,181,462

				14,436,077

U.S. Agency Mortgage-Backed — 32.24%
Fannie Mae 1993-225 SG
16.41%	12/25/13	[2]	214,669	257,399
Fannie Mae 1993-80 S
7.67%	05/25/23	[2]	41,216	43,139
Fannie Mae 1994-55 S
15.04%	12/25/23	[2]	20,534	21,428
Fannie Mae 2001-52 YZ
6.50%	10/25/31		794,784	832,918
Fannie Mae 2003-53 IA (IO)
5.50%	10/25/28		171,179	9,905
Fannie Mae 2006-B2 AB
5.50%	05/25/14		996,350	1,014,895
Fannie Mae 2007-64 FA
3.07%	07/25/37	2,†	2,195,287	2,037,844
Fannie Mae Pool 253974
7.00%	08/01/31		52,781	55,415
Fannie Mae Pool 254868
5.00%	09/01/33		2,092,600	2,077,286
Fannie Mae Pool 527247
7.00%	09/01/26		219	233
Fannie Mae Pool 545646
7.00%	09/01/26		141	151
Fannie Mae Pool 549740
6.50%	10/01/27		124,133	129,329
Fannie Mae Pool 701297
6.43%	03/01/33	[2]	245,041	249,244
Fannie Mae Pool 725027
5.00%	11/01/33		2,017,887	2,008,113
Fannie Mae Pool 725425
5.50%	04/01/34		2,060,572	2,090,998
Fannie Mae Pool 735686
6.50%	12/01/22		398,374	414,736
Fannie Mae Pool 735861
6.50%	09/01/33		542,705	566,858
Fannie Mae Pool 764388
4.96%	03/01/34	[2]	501,243	498,233
Fannie Mae Pool 770284
5.00%	04/01/34		2,187,812	2,175,163
Fannie Mae Pool 770869
5.30%	04/01/34	[2]	690,002	697,163
Fannie Mae Pool 776708
5.00%	05/01/34		1,214,336	1,204,740
Fannie Mae Pool 817611
5.35%	11/01/35	[2]	383,425	387,409
Fannie Mae Pool 888430
5.00%	11/01/33		1,611,282	1,603,478
Fannie Mae Pool 889125
5.00%	12/01/21		2,042,266	2,072,022
Fannie Mae Pool 889184
5.50%	09/01/36		1,970,726	1,999,825
Fannie Mae Pool 895606
5.75%	06/01/36	[2]	847,249	866,103
Fannie Mae Pool 939419
5.63%	05/01/37	[2]	1,089,876	1,106,528
Freddie Mac 1602 SN
10.09%	10/15/23	[2]	14,590	18,513

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac 2174 PN
6.00%	07/15/29		$395,797	$410,903
Freddie Mac 2451 SP
10.74%	05/15/09	[2]	49,383	52,136
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		262,445	22,347
Freddie Mac Gold A25162
5.50%	05/01/34		1,774,168	1,800,711
Freddie Mac Gold A33262
5.50%	02/01/35		225,388	228,911
Freddie Mac Gold A72702
5.50%	02/01/38		1,833,141	1,855,124
Freddie Mac Gold G01548
7.50%	07/01/32		1,212,769	1,333,230
Freddie Mac Gold G01644
5.50%	02/01/34		1,792,340	1,816,131
Freddie Mac Gold G01673
5.50%	04/01/34		93,138	94,707
Freddie Mac Gold G02366
6.50%	10/01/36		1,295,606	1,349,383
Freddie Mac Gold G03436
6.00%	11/01/37		2,438,590	2,505,365
Freddie Mac Gold G03640
5.50%	12/01/37		1,814,904	1,834,703
Freddie Mac Gold G04079
5.50%	03/01/38		2,040,000	2,062,255
Freddie Mac Gold G12393
5.50%	10/01/21		2,333,398	2,385,626
Freddie Mac Gold G12909
6.00%	11/01/22		1,610,596	1,661,934
Freddie Mac Gold G13032
6.00%	09/01/22		2,004,389	2,065,773
Freddie Mac Gold J06246
5.50%	10/01/21		1,699,944	1,738,606
Freddie Mac Gold P50019
7.00%	07/01/24	†	23,117	24,088
Freddie Mac Non Gold Pool 1B3413
5.94%	05/01/37	[2]	1,514,501	1,542,386
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		174,519	19,076
Ginnie Mae 2004-34 IA (IO)
5.50%	12/20/31		97,850	1,342
Ginnie Mae 2004-8 SE
9.09%	11/26/23	[2]	249,476	257,243
Ginnie Mae II Pool 80968
5.63%	07/20/34	[2]	121,336	121,973

				49,623,021

Total Mortgage-Backed (Cost $74,866,476)				75,611,574

MUNICIPAL BONDS — 1.95%
California — 0.21%
Sacramento County Sanitation District, Sewer Improvements Revenue Bonds, Series A, Pre-Refunded 12/01/14 @ 100 (AMBAC)
5.00%	12/01/35		290,000	323,660

Georgia — 0.05%
Metropolitan Atlanta Rapid Transit Authority, Transit Improvements Revenue Bonds, Pre-Refunded 01/01/13 @ 100 (MBIA)
5.00%	07/01/28		75,000	81,792

Massachusetts — 0.54%
Commonwealth of Massachusetts, Fuel Sales Tax Revenue Bonds, Series A, Pre-Refunded 06/01/12 @ 100 (FGIC)
5.38%	06/01/19		140,000	152,110
Commonwealth of Massachusetts, Miscellaneous Taxes G.O., Series E, Pre-Refunded 01/01/13 @ 100 (FSA)
5.25%	01/01/18		215,000	235,337
Commonwealth of Massachusetts, Public Improvements G.O., Series B, Pre-Refunded 03/01/12 @ 100 (FSA)
5.50%	03/01/19		260,000	284,414
Commonwealth of Massachusetts, Public Improvements G.O., Series B, Pre-Refunded 08/01/14 @ 100 (AMBAC)
5.00%	08/01/22		140,000	153,821

				825,682

Nevada — 0.12%
Clark County School District, School Improvements G.O., Series C, Pre-Refunded 06/15/12 @ 100 OID (MBIA)
5.00%	06/15/22		170,000	184,787

New Jersey — 0.05%
New Jersey Economic Development Authority, School Improvements Revenue Bonds, Series C, Pre-Refunded 06/15/12 @ 100 (MBIA)
5.25%	06/15/17		75,000	82,261

South Carolina — 0.11%
Greenville County School District, School Improvements Revenue Bonds, Pre-Refunded 12/01/12 @ 101 OID
5.50%	12/01/28		150,000	168,614

Texas — 0.87%
City of Houston, Water & Sewer System Revenue Bonds, Series A, Pre-Refunded 12/01/12 @ 100 OID (FSA)
5.00%	12/01/30		230,000	250,488
County of Galveston, Public Improvements G.O., Series C, Pre-Refunded 02/01/13 @ 100 OID (AMBAC)
5.00%	02/01/28		240,000	261,528

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
Texas (continued)
County of Harris, Flood Control District Contract G.O., Refunded 10/01/13 @ 100
5.25%	10/01/20	$338,000	$373,733
North Texas Tollway Authority, Highway Improvements Revenue Bonds, Series A, Pre-Refunded 01/01/15 @ 100 (FSA)
5.00%	01/01/30	215,000	233,944
University of Texas, Financing Systems Revenue Bonds, Series D, Pre-Refunded 08/15/14 @ 100
5.00%	08/15/24	200,000	219,252

			1,338,945

Total Municipal Bonds (Cost $2,999,530)			3,005,741

U.S. TREASURY SECURITIES — 18.49%
U.S. Treasury Notes — 18.49%
3.63%	12/31/12	1,633,000	1,721,667
4.25%	09/30/12	7,041,000	7,611,433
4.25%	11/15/14	3,085,000	3,374,222
4.75%	05/31/12	8,967,000	9,838,485
5.13%	05/15/16	5,182,000	5,905,055

			28,450,862

Total U.S. Treasury Securities (Cost $26,831,163)			28,450,862

Total Bonds – 93.30% (Cost $143,348,810)			143,584,863

		Notional Amount (000’s)
PURCHASED SWAPTIONS — 0.22%
Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.		$8,052,000	214,433
Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.32% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.		1,062,000	121,206

Total Purchased Swaptions (Cost $87,151)			335,639

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 12.88%
Commercial Paper — 3.03%
BNP Paribas Finance, Inc.
2.59%[8]	04/25/08		$1,445,000	$1,442,510
General Electric Capital Corp.
2.89%[8]	04/08/08		915,000	914,487
National Rural Utilities Co.
2.66%[8]	04/11/08		1,000,000	999,264
Rabobank USA Finance Corp.
2.63%[8]	04/28/08		1,310,000	1,307,426

				4,663,687

Money Market Fund — 0.63%
Goldman Sachs Group, Inc. (The), 2.77%			974,000	974,000

U.S. Agency Discount Notes — 9.22%
Fannie Mae
2.86%[8]	04/23/08		670,000	668,917
2.92%[8]	04/23/08		3,425,000	3,419,464
2.94%[8]	04/23/08	[9]	75,000	74,879
Federal Home Loan Bank
1.78%[8]	04/22/08		1,255,000	1,253,697
1.88%[8]	04/16/08		1,480,000	1,478,841
2.02%[8]	04/23/08		1,030,000	1,028,728
2.12%[8]	04/18/08		2,180,000	2,177,818
2.13%[8]	04/23/08		2,235,000	2,232,098
2.18%[8]	04/28/08		642,000	640,955
2.75%[8]	04/23/08		315,000	314,473
Freddie Mac
2.25%[8]	04/07/08		900,000	899,662

				14,189,532

Total Short Term Investments (Cost $19,826,589)				19,827,219

Total Investments – 106.40% (Cost $163,262,550)[1]				163,747,721

Liabilities in Excess of Other Assets – (6.40)%				(9,848,065)

Net Assets – 100.00%				$153,899,656

Issues	Notional Amount (000’s)		Premiums Received	Value
WRITTEN SWAPTIONS
Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.25% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.	$(4,000,000)		$(87,163)	$(282,017)

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Notional Amount (000’s)	Premiums Received	Value
WRITTEN SWAPTIONS (continued)
Option to enter into a 5-year Swaption Straddle for a 5 year Interest Rate Swap at the then-current at-the-money fixed rate for a fixed-for-floating Interest Rate Swap with an effective date of July 10, 2013; Option Expiration Date of July 7, 2008. Counterparty: Merrill Lynch & Co., Inc.	(1,480,000)	$—	$(5,698)

Total Written Swaptions		$(87,163)	$(287,715)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
14	U.S. Treasury Two Year Note, June 2008	$22,124
46	U.S. Treasury Five Year Note, June 2008	25,900

	Net unrealized appreciation	$48,024

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.88% semi-annually. Counterparty: Citigroup, Inc.	11/15/09	$390	$20,963
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.39% semi-annually. Counterparty: JPMorgan Chase & Co.	11/15/09	940	41,899
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.81% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	11/15/09	400	21,147
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.15% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	11/23/09	1,090	43,319
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.04% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	11/30/09	390	22,344
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.08% semi-annually. Counterparty: CS First Boston	11/30/09	400	23,244
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.14% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.	11/30/09	390	23,076
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.26% semi-annually. Counterparty: Barclays Capital, Inc.	04/30/11	540	48,236
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.37% semi-annually. Counterparty: Barclays Capital, Inc.	04/30/11	555	51,547
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.48% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.	04/30/11	826	79,759
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.40% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	02/26/13	767	3,740
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.54% semi-annually. Counterparty: Barclays Capital, Inc.	02/26/13	763	8,457
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.58% semi-annually. Counterparty: Barclays Capital, Inc.	02/26/13	760	9,795
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.70% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	02/26/13	1,523	28,633
The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/18/17	1,600	37,250
The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/24/17	620	20,703
The Fund pays a fixed rate equal to 5.03% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/16/17	30	(372)

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
The Fund pays a fixed rate equal to 5.05% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	10/16/17	$20	$(167)
The Fund pays a fixed rate equal to 5.00% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/18/17	30	(298)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.	01/31/22	500	2,171
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.16% quarterly. Counterparty: Lehman Brothers Holdings, Inc.	05/25/22	400	1,905
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.88% quarterly. Counterparty: Lehman Brothers Holdings, Inc.	06/04/22	380	(4,293)

			$483,058

SWAPS: CREDIT DEFAULT (PURCHASED)
The Fund pays a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: JPMorgan Chase & Co.	09/20/12	100	16,767
The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Morgan Stanley	09/20/12	250	12,367
The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.	09/20/12	250	18,835
The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Citigroup, Inc.	12/20/12	150	6,886
The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.	12/20/12	825	32,848
The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: CS First Boston	12/20/12	135	(26)
The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.	12/20/12	40	(157)
The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.	12/20/12	90	(453)
The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	12/20/12	135	(478)
The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc.	12/20/12	175	5,076
The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Morgan Stanley	12/20/12	275	6,776
The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: UBS AG	12/20/12	175	4,159
The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.	12/20/12	100	2,358
The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: CS First Boston	12/20/12	75	1,834
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc.	12/20/12	275	6,001
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.	12/20/12	175	3,819

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)
The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG	12/20/12	$325	$25,142
The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG	12/20/12	50	3,728
The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	175	7,371
The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	120	4,669
The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley	12/20/12	150	7,137
The Fund pays a fixed rate equal to 0.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: JPMorgan Chase & Co.	12/20/12	425	84,026
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.	12/20/12	325	9,601
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.	12/20/12	175	7,748
The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	175	7,898
The Fund pays a fixed rate equal to 2.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	300	2,850
The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	190	1,437
The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley	12/20/12	75	3,895
The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Citigroup, Inc.	12/20/12	135	1,021
The Fund pays a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 7.88%, due 08/01/11. Counterparty: UBS AG	12/20/12	250	23,603
The Fund pays a fixed rate equal to 3.52% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Deutsche Bank AG	03/20/13	125	(2,630)
The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston	03/20/13	375	(18,742)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Deutsche Bank AG	03/20/13	75	(1,651)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Morgan Stanley	03/20/13	75	(1,651)
The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	03/20/13	225	(7,854)
The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc.	06/20/13	80	(173)
The Fund pays a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest Airlines Co. 6.50%, due 03/01/12. Counterparty: UBS AG	03/20/14	250	16,934

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)
The Fund pays a fixed rate equal to 0.64% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Gannett Co., Inc. 6.38%, due 04/01/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/14	$500	$42,632
The Fund pays a fixed rate equal to 0.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: UBS AG	09/20/14	250	9,279
The Fund pays a fixed rate equal to 0.43% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston	09/20/14	250	14,432
The Fund pays a fixed rate equal to 1.16% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lehman Brothers Holdings 6.625%, due 01/18/12. Counterparty: Barclays Capital, Inc.	12/20/14	1,210	102,674
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Citigroup, Inc.	03/20/15	150	(5,291)
The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	03/20/15	225	(6,993)
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-06-2, due 05/25/46. Counterparty: Citigroup, Inc.	05/25/46	320	265,203
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-A 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	165	136,745

			$849,652

SWAPS: CREDIT DEFAULT (WRITTEN)
The Fund receives a fixed rate equal to 1.60% and the Fund will pay to the counterparty at par including interest accrued in the event of default of Wachovia Corp. 3.625%, due 02/17/09. Counterparty: CS First Boston	03/20/09	500	3
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	110	(87,246)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston	08/25/37	755	(329,641)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.	08/25/37	130	(56,759)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.	08/25/37	105	(83,281)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	105	(83,281)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	105	(83,281)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	270	(214,150)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.	08/25/37	535	(424,335)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	200	(158,656)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	160	(126,925)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	1,075	(852,776)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	105	(83,294)

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	$375	$(297,480)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	85	(67,429)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	95	(75,362)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	95	(75,362)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	95	(75,362)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	395	(313,346)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 08/25/37. Counterparty: Citigroup, Inc.	01/25/38	160	(126,925)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	140	(111,059)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.	01/25/38	1,000	(481,940)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	180	(157,086)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	645	(562,891)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	110	(87,261)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	95	(75,362)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	320	(269,763)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: CS First Boston	01/25/38	120	(101,161)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	120	(101,161)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	165	(139,097)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	120	(101,161)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	50	(42,150)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	105	(83,294)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	210	(166,589)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	795	(460,965)

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	$400	$(231,932)

			$(6,787,760)

Notes:

[1]	Cost for Federal income tax purposes is $163,541,738 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$4,396,958
Gross unrealized depreciation	(4,190,975)

Net unrealized appreciation	$205,983

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2008.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2008 was $7,722,049 representing 5.02% of total net assets.

[4]	Illiquid security.
[5]	Expected maturity date.
[6]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
01/08/07	Delphi Dip 2nd Lien, 6.75%, 07/01/08	$500,000	$492,143	0.32%
10/22/07	HCA Term Loan A, 4.70%, 11/18/12	713,141	668,910	0.43%

		$1,213,141	$1,161,053	0.75%

[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2008.
[8]	Represents annualized yield at date of purchase.
[9]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $3,428,153 which is 2.23% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AMBAC): Americian Municipal Bond Insurance

(FGIC): Financial Guaranty Insurance Corp.

(FSA): Financial Security Assurance

(G.O.): General Obligation

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MBIA): Municipal Bond Insurance Association

(MTN): Medium term note

(OID): Original Issue Discount

(STEP): Step coupon bond

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
BONDS – 84.41%
ASSET-BACKED SECURITIES — 5.53%**
Amresco Residential Securities Mortgage Loan Trust 1998-2 B1F
7.72%	06/25/28	[2,3]	$50,138	$13,183
Asset Backed Funding Certificates 2006-OPT2 A3D
2.82%	10/25/36	[3]	8,375,000	4,138,330
Asset Backed Securities Corp. Home Equity 2003-HE4 M2
5.82%	08/15/33	[3]	8,092,408	6,546,732
Bayview Financial Acquisition Trust 2005-B 1A3 (STEP)
4.89%	04/28/39		9,784,000	9,498,121
Bear Stearns Asset Backed Securities Trust 2007-2 A1
2.79%	01/25/47	[3]	3,491,763	3,258,446
Birch Real Estate CDO Ltd. 1A A1
5.16%	02/10/38	[4]	2,205,000	1,942,638
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M3B
3.60%	07/25/37	[3]	3,090,000	926,999
Conseco Finance 2001-C A5 (STEP)
6.79%	08/15/33		6,807,763	6,740,149
Countrywide Home Equity Loan Trust 2005-M A2
2.94%	02/15/36	[3]	461,673	460,057
Embarcadero Aircraft Securitization Trust 2000-A A1
3.30%	08/15/25	[3,4]	1,660,501	1,394,820
First Union Home Equity Loan Trust 1997-3 B
7.39%	03/25/29		169,004	25,352
Genesis Funding Ltd. 2006-1A G1
2.80%	12/19/32	[3,4]	12,600,000	10,080,000
GMAC Commercial Mortgage Securities, Inc. 1998-C2 X (IO)
0.54%	05/15/35	[2,3]	194,612,653	1,654,558
GMAC Commercial Mortgage Securities, Inc. 2002-C2 A3
5.71%	10/15/38		28,350,000	28,440,581
GMAC Commercial Mortgage Securities, Inc. 2004-C3 A4
4.55%	12/10/41		435,000	420,699
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		466,268	392,479
Greenpoint Mortgage Funding Trust 2005-HE2 A1
3.02%	04/15/30	[3]	35,871	35,858
Indymac Residential Asset Backed Trust 2007-A 2A4A
2.92%	04/25/37	[3]	6,256,000	3,794,872
Inman Square Funding Ltd. 2005-2A I
5.10%	10/06/40	[3,4]	3,832,825	2,376,350
Keystone Owner Trust 1998-P2 A5 (STEP)
7.90%	01/25/29	[4]	1,196,298	1,192,992
Lehman XS Trust 2006-GP1 A4A
2.93%	05/25/46	[2,3]	33,763,639	17,489,315
Morgan Stanley Mortgage Loan Trust 2007-10XS A18
6.00%	07/25/47	[3]	39,285,259	37,535,847
Nomura Asset Acceptance Corp. 2006-S1 A1
2.74%	01/25/36	[3,4]	1,062,720	997,901
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[3]	364,663	313,665
Oakwood Mortgage Investors, Inc. 2001-D A4
6.93%	09/15/31	[3]	1,838,209	1,611,152
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19	[3]	798,943	736,516
PAMCO CLO 1998-1A B2
4.59%	05/01/10	[3,4]	2,726,950	2,454,269
Popular ABS Mortgage Pass-Through Trust 2005-3 AF6 (STEP)
4.76%	07/25/35		5,810,000	5,269,002
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	2,4,†	3,715,240	1,559,298
Residential Asset Mortgage Products, Inc. 2003-RS11 AI6A (STEP)
5.98%	12/25/33		271,028	257,773
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		788,847	786,399
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.29%	02/25/25		428,937	427,605
Resmae Mortgage Loan Trust 2006-1 A1B
2.87%	02/25/36	[3,4]	7,517,297	6,636,551
Saxon Asset Securities Trust 2007-1 A2C
2.75%	01/25/47	[3]	8,135,000	6,777,472
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
2.73%	05/25/37	3,†	32,242,301	30,220,067
SG Mortgage Securities Trust 2006-FRE1 A1B
2.87%	02/25/36	[3]	5,708,897	5,127,766
Signature 5 CBO
0.00%	10/15/09	†	2,000,000	199,998
Soundview Home Equity Loan Trust 2006-EQ1 A3
2.76%	10/25/36	[3]	19,051,000	14,788,339
Structured Asset Investment Loan Trust 2005-11 M8
5.10%	01/25/36	[3]	4,000,000	739,999
Structured Asset Receivables Trust 2003-1
4.43%	01/21/10	[4]	6,991,826	6,886,951
Structured Asset Receivables Trust 2003-2
4.33%	01/21/09	[4]	2,030,166	1,999,714

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Corp. 2007-EQ1 A4
2.85%	03/25/37	[3]	$26,325,800	$19,823,543
Terwin Mortgage Trust 2005-7SL A1
2.87%	07/25/35	[3,4]	288,746	279,499
Terwin Mortgage Trust 2006-2HGS A2
4.50%	03/25/37	[2,3,4]	15,370,000	5,431,036
Terwin Mortgage Trust 2006-4SL A2
4.50%	05/25/37	[3,4]	23,030,000	13,657,006
Terwin Mortgage Trust 2006-6 1A2
4.75%	07/25/37	[3]	42,500,000	36,129,667
Terwin Mortgage Trust 2006-8 1A2
5.00%	08/25/37	[2,3,4]	27,500,000	5,840,236
Terwin Mortgage Trust 2007-9SL M1
5.10%	06/25/38	[2,3,4]	12,000,000	5,413,200
Vanderbilt Acquisition Loan Trust 2002-1 A4
6.57%	05/07/27	[3]	5,280,000	5,540,942
Vertical CDO Ltd. 2007-1A A1J
3.81%	04/10/47	[2,3,4]	8,200,000	81,998

Total Asset-Backed Securities (Cost $383,180,407)				318,345,942

CORPORATES — 13.94%*
Automotive — 0.07%
General Motors Corp.
7.38%	05/23/48		5,200,000	3,198,000
Metaldyne Corp.
10.00%	11/01/13		425,000	257,125
Tenneco, Inc.
8.13%	11/15/15	[4]	375,000	374,063

				3,829,188

Banking — 2.58%
Bank of America Corp.
5.75%	12/01/17		8,500,000	8,812,443
8.00%	12/29/49	[3]	35,778,000	35,881,398
Bank One Corp. (STEP)
9.88%	03/01/19		865,000	1,009,503
BankAmerica Capital II
8.00%	12/15/26		800,000	825,125
BankAmerica Institutional A
8.07%	12/31/26	[4]	350,000	361,647
Banponce Trust I A
8.33%	02/01/27		12,675,000	12,434,619
BNP Paribas SA (MTN)
9.23%	06/08/17	[3]	14,354,000	16,557,339
Credit Suisse New York
6.00%	02/15/18		28,802,200	28,786,388
HBOS Capital Funding LP
6.07%	06/24/49	[3,4]	7,853,000	6,007,545
JPMorgan Chase & Co.
6.00%	01/15/18		13,200,000	13,780,780
JPMorgan Chase & Co. C (MTN)
8.55%	07/23/13	[3]	2,500,000	2,186,750
JPMorgan Chase Capital XIII M
3.65%	09/30/34	[3]	3,250,000	2,426,626
National Capital Trust II
5.49%	12/29/49	[3,4]	2,425,000	2,057,889
Nationsbank Capital Trust III
4.81%	01/15/27	[3]	8,514,000	6,564,507
Sovereign Capital Trust VI
7.91%	06/13/36		13,375,000	10,901,775

				148,594,334

Basic Industry — 0.04%
Freeport-McMoRan Copper & Gold, Inc.
5.88%	04/01/15	[3]	350,000	344,750
Massey Energy Co.
6.88%	12/15/13		750,000	729,375
Mosaic Co. (The)
7.38%	12/01/14	[4]	750,000	806,250
Noranda Aluminium Acquisition Corp. (PIK)
8.74%	05/15/15	[4]	750,000	592,500

				2,472,875

Communications — 0.35%
Cincinnati Bell, Inc.
7.25%	07/15/13		525,000	518,438
Citizens Communications Co.
6.63%	03/15/15		700,000	630,000
CSC Holdings, Inc. B
7.63%	04/01/11		1,575,000	1,555,312
Dex Media West LLC/Dex Media Finance Co. B
8.50%	08/15/10		2,500,000	2,443,750
9.88%	08/15/13		575,000	501,688
Hawaiian Telcom Communications, Inc. B
9.75%	05/01/13		775,000	581,250
Idearc, Inc.
8.00%	11/15/16		900,000	587,250
Level 3 Financing, Inc.
8.75%	02/15/17		575,000	439,875
9.25%	11/01/14		250,000	205,625
Mediacom LLC/Mediacom Capital Corp.
9.50%	01/15/13		750,000	693,750
Qwest Communications International, Inc.
7.25%	02/15/11		200,000	193,000
Qwest Communications International, Inc. B
7.50%	02/15/14		4,000,000	3,780,000
Qwest Corp.
5.63%	11/15/08		1,750,000	1,750,000
Sprint Capital Corp.
6.13%	11/15/08		3,700,000	3,672,794

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sprint Nextel Corp.
6.00%	12/01/16		$800,000	$622,979
Windstream Corp.
8.13%	08/01/13		1,600,000	1,580,000
8.63%	08/01/16		500,000	493,750

				20,249,461

Consumer Products — 0.01%
Visant Holding Corp.
8.75%	12/01/13		550,000	517,000

Electric — 1.01%
Aquila, Inc.
14.88%	07/01/12		1,000,000	1,237,500
Cedar Brakes I LLC
8.50%	02/15/14	[4]	6,593,772	7,247,854
Cedar Brakes II LLC
9.88%	09/01/13	[4]	9,628,762	10,821,679
Entergy Gulf States, Inc.
5.25%	08/01/15		4,600,000	4,352,768
GWF Energy LLC
6.13%	12/30/11	[4]	2,843,367	2,988,573
Kansas City Power & Light Co.
6.38%	03/01/18		7,025,000	7,111,934
Potomac Electric Power Co.
5.88%	10/15/08		125,000	126,420
Power Contract Financing LLC
6.26%	02/01/10	[4]	5,699,397	5,849,069
Reliant Energy, Inc.
6.75%	12/15/14		3,680,000	3,762,800
SWEPCO Capital Trust I
5.25%	10/01/43	[3]	14,325,000	14,469,912

				57,968,509

Energy — 0.53%
AES Corp. (The)
8.75%	05/15/13	[4]	800,000	836,000
Allis-Chalmers Energy, Inc.
9.00%	01/15/14		500,000	457,500
Chesapeake Energy Corp.
7.00%	08/15/14		500,000	503,750
Corral Finans AB (PIK)
5.76%	04/15/10	[4]	513,635	392,931
Griffin Coal Mining Co. Ltd. (The)
9.50%	12/01/16	[4]	500,000	362,500
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[4]	550,000	518,375
Mirant Americas Generation LLC
8.30%	05/01/11		1,500,000	1,537,500
NRG Energy, Inc.
7.38%	01/15/17		1,000,000	975,000
OPTI Canada, Inc.
7.88%	12/15/14		750,000	736,875
Pride International, Inc.
7.38%	07/15/14		250,000	261,250
Sabine Pass LNG LP
7.25%	11/30/13		5,000,000	4,850,000
Southern Union Co.
7.20%	11/01/66	[3]	10,975,000	9,273,875
Virginia Electric & Power Co.
5.10%	11/30/12		9,295,000	9,667,822

				30,373,378

Finance — 5.06%
ABX Financing Co.
6.35%	10/15/36	[4]	9,800,000	9,486,165
Bear Stearns Cos., Inc. (The)
3.46%	04/29/08	[3]	26,585,000	26,490,833
Citigroup Capital XXI
8.30%	12/21/57	[3]	11,637,000	11,498,008
Citigroup, Inc.
6.88%	03/05/38		31,057,000	31,133,214
Countrywide Financial Corp. (MTN)
2.82%	03/24/09	[3]	15,905,000	14,614,118
4.79%	01/05/09	[3]	9,745,000	9,056,129
Countrywide Financial Corp. A (MTN)
3.35%	05/05/08	[3]	6,731,000	6,687,477
Countrywide Home Loans, Inc. L (MTN)
3.25%	05/21/08		12,673,000	12,428,817
4.00%	03/22/11		6,035,000	5,385,948
Ford Motor Credit Co. LLC
7.13%	01/13/12	[3]	3,809,000	2,819,966
7.38%	10/28/09		4,851,000	4,421,468
7.80%	06/01/12		7,750,000	6,398,121
8.00%	12/15/16		2,750,000	2,155,810
8.71%	04/15/12	[3]	2,925,000	2,749,155
GMAC LLC
5.28%	12/01/14	[3]	36,145,000	23,121,678
6.63%	05/15/12		8,706,000	6,591,443
7.25%	03/02/11		2,700,000	2,127,182
GMAC LLC (MTN)
3.75%	09/23/08	[3]	9,000,000	8,491,950
Lehman Brothers Holdings, Inc. (MTN)
0.00%	06/20/16	[3]	12,341,000	13,519,566
2.65%	12/23/08	[3]	2,850,000	2,771,223
2.73%	11/24/08	[3]	3,765,000	3,693,918
8.92%	02/16/17	[3]	7,030,000	6,322,079
11.00%	11/07/16	[3]	12,686,000	12,257,213
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[3]	6,493,000	7,000,753
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[3]	685,000	685,000
8.95%	05/18/17	[3]	925,000	936,562
9.57%	06/06/17	[3]	8,874,000	9,373,163

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Onbank Capital Trust I
9.25%	02/01/27		$10,200,000	$10,665,459
Pemex Finance Ltd.
8.88%	11/15/10		275,000	294,608
Residential Capital LLC
3.49%	06/09/08	[3]	6,147,000	4,886,865
Toyota Motor Credit Corp. (MTN)
8.00%	10/24/13	[3]	7,992,000	7,929,662
Wachovia Bank NA
6.00%	11/15/17		21,022,000	20,568,787
Wachovia Corp.
7.98%	09/29/49	[3]	5,000,000	4,927,665

				291,490,005

Health Care — 0.02%
Community Health Systems, Inc.
8.88%	07/15/15		1,250,000	1,260,937

Industrials — 0.29%
General Electric Co.
5.25%	12/06/17		16,828,000	16,836,364

Insurance — 0.74%
Fairfax Financial Holdings Ltd.
7.75%	04/26/12		6,590,000	6,557,050
Farmers Exchange Capital
7.05%	07/15/28	[4]	2,926,000	2,693,544
7.20%	07/15/48	[4]	1,392,000	1,268,555
Farmers Insurance Exchange
8.63%	05/01/24	[4]	11,127,000	11,771,598
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[4]	15,939,000	13,876,111
ZFS Finance USA Trust I
6.15%	12/15/65	[3,4]	2,411,000	2,131,835
6.50%	05/09/37	[3,4]	3,675,000	3,321,943
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	1,463,000	1,331,988

				42,952,624

Real Estate Investment Trust (REIT) — 1.59%
BRE Properties, Inc.
7.45%	01/15/11		9,280,000	9,613,356
Colonial Realty LP
4.75%	02/01/10		176,000	173,384
Developers Diversified Realty Corp.
4.63%	08/01/10		620,000	595,487
5.25%	04/15/11		3,430,000	3,287,909
5.38%	10/15/12		315,000	294,460
Equity One, Inc.
3.88%	04/15/09		270,000	264,403
First Industrial LP
5.25%	06/15/09		6,000,000	5,984,206
7.60%	07/15/28		5,000,000	4,070,860
HCP, Inc.
6.45%	06/25/12		11,800,000	11,169,622
Highwoods Properties, Inc.
7.50%	04/15/18		6,730,000	6,274,258
Reckson Operating Partnership LP
7.75%	03/15/09		5,525,000	5,478,214
Shurgard Storage Centers LLC
7.75%	02/22/11		7,200,000	7,919,259
Simon Property Group LP
4.88%	08/15/10		24,080,000	24,046,697
5.75%	05/01/12		2,025,000	2,025,982
UDR, Inc.
5.50%	04/01/14		5,000,000	4,820,815
6.05%	06/01/13		3,100,000	3,117,524
UDR, Inc. (MTN)
5.00%	01/15/12		2,550,000	2,491,327

				91,627,763

Secured Assets — 0.15%
Ingress I Ltd. B-A
7.38%	03/30/40	[4]	9,745,000	8,526,916

Services — 0.03%
Mobile Mini, Inc.
6.88%	05/01/15		750,000	626,250
United Rentals North America, Inc.
6.50%	02/15/12		1,000,000	902,500
7.00%	02/15/14		375,000	296,250

				1,825,000

Transportation — 1.47%
Air 2 US A
8.03%	10/01/19	[4,5]	2,817,171	2,563,626
American Airlines, Inc. 2001-2 A1
6.98%	04/01/11	[5]	67,054	66,300
American Airlines, Inc., AMBAC Assurance Corp. 2003-1
3.86%	07/09/10		3,144,481	3,007,392
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15	[5]	2,311,758	2,149,935
Continental Airlines, Inc. 1999-2 A1
7.26%	03/15/20	[5]	7,088,509	6,992,223
Continental Airlines, Inc. 2000-1 A2
7.92%	05/01/10	[5]	2,000,000	1,980,000
Continental Airlines, Inc. 2007-1 B
6.90%	04/19/22		2,500,000	2,150,000
Delta Air Lines, Inc.
6.82%	08/10/22	[4]	4,056,739	3,894,469
Delta Air Lines, Inc. 2000-1 A1
7.38%	05/18/10	[5]	5,299,360	5,219,870
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11	[5]	26,843,000	26,482,622

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		$23,190,000	$22,726,200
Saint Acquisition Co., Inc.
12.50%	05/15/17	[4]	375,000	154,687
United Air Lines, Inc. 2000-2 A1
7.03%	10/01/10	[5]	2,519,922	2,494,723
United Air Lines, Inc. 2001-1 A1
6.07%	03/01/13	[5]	4,714,236	4,731,914

				84,613,961

Total Corporates (Cost $827,687,458)				803,138,315

BANK LOANS — 1.89%*
Automotive — 0.24%
Delphi Dip 2nd Lien
6.75%	07/01/08	[6]	7,500,000	7,382,145
General Motors Corp. Strip II
7.75%	07/20/11	[6]	7,350,000	6,236,475

				13,618,620

Banking — 0.47%
HBOS PLC
5.92%	09/29/49	[3,4]	37,572,000	26,863,980

Communications — 0.26%
Alltell Corp. 1st Lien Senior Security Term Loan B3
0.00%	11/27/14		1,492,500	1,350,090
Cebridge 2nd Lien (PIK)
9.24%	05/05/14	[6]	16,092,442	12,165,887
Charter Communications, Inc. Term Loan 3rd Lien
5.17%	09/06/14	[6]	1,000,000	768,333
Univision Communications, Inc. 1st Lien Strip
5.48%	03/15/14	[6]	1,125,000	890,156

				15,174,466

Consumer Discretionary — 0.02%
Tribune—Bridge Unsecured Delayed Drawing Term Loan
7.04%	12/31/08	[6]	1,523,810	1,370,612

Electric — 0.23%
Calpine CCFC I Term Loan
0.00%	08/26/09	[6]	10,342,882	10,446,311
TPF Generation Holdings LLC 2nd Lien
6.95%	12/15/14	[6]	1,000,000	810,000
TXU Energy Term Loan B3
6.59%	10/10/14		2,488,747	2,266,004

				13,522,315

Finance — 0.07%
Kelson 1st Lien
5.95%	03/16/13	[6]	4,000,000	3,768,332

Health Care — 0.45%
Carestream Health, Inc. Term Loan
9.40%	10/30/13	[6]	1,000,000	720,000
Community Health Systems, Inc. 1st Lien
5.34%	07/25/14	[6]	1,191,784	1,101,140
HCA Term Loan A
4.70%	11/18/12	[6]	26,251,035	23,917,475

				25,738,615

Insurance — 0.01%
Asurion Corp. Term Loan
6.10%	07/13/14	[6]	750,000	638,750

Services — 0.03%
Cengage Learning Term Loan B
5.21%	07/09/14	[6]	1,990,000	1,716,375

Transportation — 0.11%
Delta Air Lines, Inc. Term Loan 1st Lien
6.46%	05/01/12	[6]	495,000	403,920
Northwest Air Dip
4.87%	05/21/12	[6]	6,930,000	5,585,580
Swift Transportation Co., Inc. Term Loan
3.71%	05/06/14	[6]	441,860	333,289

				6,322,789

Total Bank Loans (Cost $120,277,299)				108,734,854

MORTGAGE-BACKED — 49.36%**
Commercial Mortgage-Backed — 7.72%
Bayview Commercial Asset Trust 2006-3A A1
2.85%	10/25/36	[3,4]	8,768,018	7,321,293
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP2 A2
6.48%	02/15/35		13,515,000	13,855,782
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP4 A3
5.61%	11/15/33		25,000,000	25,047,133
Bear Stearns Commercial Mortgage Securities, Inc. 2003-PWR2 A4
5.19%	05/11/39	[3]	37,951,000	37,046,597
Citigroup Commercial Mortgage Trust 2007-C6 AM
5.89%	12/10/49	[3]	2,040,000	1,867,047
Commercial Mortgage Acceptance Corp. 1998-C2 A3
6.04%	09/15/30		3,261,170	3,256,739
Commercial Mortgage Pass-Through Certificates 2006-C7 AM
5.99%	06/10/46	[3]	27,668,000	26,047,294

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Certificates 2006-C1 A3
5.55%	02/15/39	[3]	$14,017,000	$13,764,188
Credit Suisse Mortgage Capital Certificates 2006-C5 A3
5.31%	12/15/39		21,035,000	20,475,501
CS First Boston Mortgage Securities Corp. 2002-CKS4 A2
5.18%	11/15/36		20,530,000	20,531,560
CS First Boston Mortgage Securities Corp. 2005-C5 AM
5.10%	08/15/38	[3]	9,355,000	8,907,028
FMAC Loan Receivables Trust 1998-CA A2
6.66%	01/15/12	[4,5]	1,680,868	1,595,775
GE Capital Commercial Mortgage Corp. 2005-C1 A5
4.77%	06/10/48	[3]	2,040,000	1,991,730
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		34,500,000	33,492,562
Greenwich Capital Commercial Funding Corp. 2005-GG5 AM
5.28%	04/10/37	[3]	3,715,000	3,573,778
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4
5.44%	03/10/39		16,885,000	16,464,162
GS Mortgage Securities Corp. II 2005-GG4 A4A
4.75%	07/10/39		435,000	422,896
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-CB16 AM
5.59%	05/12/45		16,880,000	15,485,393
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP7 A4
5.88%	04/15/45	[3]	29,145,000	29,680,108
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4
5.75%	02/12/49	[3]	32,310,000	31,853,928
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4
5.88%	07/15/17	[3]	25,000,000	24,700,092
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3
5.42%	01/15/49		10,565,000	10,245,523
LB-UBS Commercial Mortgage Trust 2000-C4 A2
7.37%	08/15/26		13,388,749	13,904,416
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 ASB
5.13%	12/12/49	[3]	25,000,000	24,410,353
Morgan Stanley Capital I 2006-HQ8 A4
5.39%	03/12/44	[3]	11,825,000	11,770,071
Morgan Stanley Dean Witter Capital I 2000-LIFE A2
7.57%	11/15/36	[3]	5,711,130	5,884,943
Prudential Commercial Mortgage Trust 2003-PWR1 A1
3.67%	02/11/36		9,290,071	9,027,337
Wachovia Bank Commercial Mortgage Trust 2003-C8 A4
4.96%	11/15/35	[3]	30,000,000	29,195,103
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM
5.60%	10/15/48	[3]	770,000	674,416
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM
5.59%	04/15/47	[3]	2,220,000	2,006,102

				444,498,850

Non-Agency Mortgage-Backed — 5.60%
Adjustable Rate Mortgage Trust 2005-8 4A11
5.44%	11/25/35	[3]	21,622,989	20,199,314
Banc of America Mortgage Securities, Inc. 2003-1 2A4
5.00%	02/25/18		158,468	158,153
Banc of America Mortgage Securities, Inc. 2006-B 4A1
6.22%	11/20/46	[3]	31,524,219	31,176,205
Banco de Credito Y Securitizacion SA 2001-1 AF
8.00%	05/31/10	[2,4]	1,671,947	451,425
BHN I Mortgage Fund 1997-2 A1
4.05%	05/31/17	[2,3,4,7]	13,760	3,715
BHN I Mortgage Fund 1997-2 A2
7.54%	05/31/17	[2,4,7]	2,500	675
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	[2,4]	625,792	168,964
BlackRock Capital Finance LP 1997-R2 AP
10.81%	12/25/35	[3,4]	4,279	4,281
Chase Mortgage Finance Corp. 2005-A1 1A1
5.41%	12/25/35	[3]	15,086,930	15,222,598
Chase Mortgage Finance Corp. 2007-A2 2A3
4.24%	07/25/37	3,†	32,479,684	32,340,070
Chevy Chase Mortgage Funding Corp. 2004-1A A1
2.88%	01/25/35	[3,4]	2,634,257	2,336,341
Citigroup Mortgage Loan Trust, Inc. 2004-RR2 A2
4.75%	05/25/34	[3,4]	19,094,440	18,487,571
Countrywide Alternative Loan Trust 2005-14 4X (IO)
3.85%	05/25/35	2,8,†	19,205,955	432,284
Countrywide Alternative Loan Trust 2005-27 2A1
5.59%	08/25/35	[3]	11,255,891	7,879,124
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		19,243,639	19,073,278

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.79%	05/20/46	[2]	$61,912,622	$2,936,454
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.08%	08/25/34	[3]	12,229,485	11,064,944
Countrywide Home Loan Mortgage Pass-Through Trust 2005-HYB5 4A1
5.10%	09/20/35	[3]	13,554,784	9,795,699
DLJ Mortgage Acceptance Corp. 1996-QA S (IO)
2.12%	01/25/26	2,3,4,†	171,826	215
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.45%	03/19/35	[2,8]	24,957,827	522,554
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
0.68%	12/25/34	[2,8]	10,241,982	144,028
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
3.00%	08/25/34	[3]	42,361	37,514
JPMorgan Mortgage Trust 2003-A2 2A3
4.67%	11/25/33	[3]	305,000	249,524
JPMorgan Mortgage Trust 2004-A5 4A4
4.83%	12/25/34	[3]	400,000	361,793
JPMorgan Mortgage Trust 2006-A3 3A4
5.74%	05/25/36	[3]	23,500,000	20,404,054
MASTR Seasoned Securities Trust 2004-1 4A1
7.03%	10/25/32	[3]	92,768	87,430
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		7,246,881	7,149,772
Ocwen Residential MBS Corp. 1998-R2 AP
9.32%	11/25/34	3,4,†	35,287	22,934
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		98,884	101,910
Residential Asset Securitization Trust 2007-A7 A4
6.00%	07/25/37		27,185,192	26,374,494
Ryland Mortgage Securities Corp. 1994-5 M3
6.12%	10/25/23	3,†	396,611	267,796
Structured Asset Securities Corp. 1997-2 2A4
7.25%	03/28/30		6,887	7,218
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[3]	4,355	4,178
Structured Mortgage Asset Residential Trust 1991-7 I (IO)
8.50%	12/25/22	[2,3]	4	1
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
5.10%	04/25/47	[3]	31,107,866	20,996,372
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
0.00%	02/25/47	[2,8]	178,684,008	2,177,711
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 3A1
5.00%	03/25/18		184,260	183,009
Wells Fargo Mortgage Backed Securities Trust 2004-G A3
4.77%	06/25/34	[3]	445,000	352,042
Wells Fargo Mortgage Backed Securities Trust 2005-12 1A1
5.50%	11/25/35		34,045,198	33,335,036
Wells Fargo Mortgage Backed Securities Trust 2005-17 1A1
5.50%	01/25/36		25,065,620	24,968,087
Wells Fargo Mortgage Backed Securities Trust 2006-2 3A1
5.75%	03/25/36		13,531,267	13,342,306

				322,821,073

U.S. Agency Mortgage-Backed — 36.04%
Collateralized Mortgage Obligation Trust 57 D
9.90%	02/01/19		7,339	7,337
Fannie Mae 1989-27 Y
6.90%	06/25/19		1,770	1,851
Fannie Mae 1992-123 Z
7.50%	07/25/22		6,218	6,761
Fannie Mae 1992-83 Z
7.00%	06/25/22		26,551	27,065
Fannie Mae 1993-132 D (PO)
0.00%	10/25/22	[8]	364,651	320,544
Fannie Mae 1993-199 SD (IO)
0.88%	10/25/23	[3]	1,271,698	28,136
Fannie Mae 1993-29 PK
7.00%	03/25/23		202,000	215,717
Fannie Mae 1994-55 H
7.00%	03/25/24		130,000	139,651
Fannie Mae 1997-34 SA
22.00%	10/25/23	[3]	36,592	49,914
Fannie Mae 1997-44 SB (IO)
3.03%	06/25/08	[3]	39,001	88
Fannie Mae 2003-106 WG
4.50%	11/25/23		32,004,000	30,800,659
Fannie Mae 2003-52 SV
11.80%	05/25/31	[3]	4,941,201	5,301,781
Fannie Mae 2003-53 IA (IO)
5.50%	10/25/28		5,138,031	297,299
Fannie Mae 2003-91 IQ (IO)
5.50%	06/25/26		4,937,957	165,066

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 2006-80 PG
6.00%	06/25/35		$23,300,000	$24,024,679
Fannie Mae 2007-34 SB (IO)
3.51%	04/25/37	2,3,†	42,735,406	3,050,907
Fannie Mae 2007-54 FA
3.00%	06/25/37	[3]	30,657,580	29,700,337
Fannie Mae 2008-24 NA
6.75%	06/25/37	†	44,924,445	46,026,498
Fannie Mae FNCI (TBA)
5.00%	04/25/23		73,715,000	74,406,078
5.50%	04/25/23		42,455,000	43,337,257
Fannie Mae G92-36 Z
7.00%	07/25/22		1,284	1,373
Fannie Mae Pool 233672
7.50%	09/01/23	[3]	24,540	25,292
Fannie Mae Pool 254232
6.50%	03/01/22		85,154	88,848
Fannie Mae Pool 254868
5.00%	09/01/33		62,966,405	62,505,591
Fannie Mae Pool 308798
5.85%	04/01/25	[3]	9,173	9,273
Fannie Mae Pool 312155
6.30%	03/01/25	[3]	30,750	31,358
Fannie Mae Pool 545191
7.00%	09/01/31		41,369	43,434
Fannie Mae Pool 633698
7.50%	02/01/31		17,758	19,505
Fannie Mae Pool 655928
7.00%	08/01/32		140,667	150,914
Fannie Mae Pool 725027
5.00%	11/01/33		72,215,638	71,865,847
Fannie Mae Pool 725257
5.50%	02/01/34		14,764,439	14,955,032
Fannie Mae Pool 725425
5.50%	04/01/34		59,586,163	60,465,988
Fannie Mae Pool 730957
5.00%	08/01/33		23,817,992	23,702,625
Fannie Mae Pool 735646
4.50%	07/01/20		25,216,001	25,181,027
Fannie Mae Pool 735651
4.50%	06/01/35		76,799,479	74,140,859
Fannie Mae Pool 735883
6.00%	03/01/33		13,450,871	13,963,486
Fannie Mae Pool 765387
6.00%	08/01/34		223,871	231,916
Fannie Mae Pool 770284
5.00%	04/01/34		10,464,121	10,403,626
Fannie Mae Pool 770332
5.00%	04/01/34		39,891,549	39,660,928
Fannie Mae Pool 817611
5.35%	11/01/35	[3]	10,725,397	10,836,839
Fannie Mae Pool 888412
7.00%	04/01/37		24,665,679	25,609,095
Fannie Mae Pool 888430
5.00%	11/01/33		56,320,885	56,048,083
Fannie Mae Pool 889125
5.00%	12/01/21		73,609,090	74,681,597
Fannie Mae Pool 889184
5.50%	09/01/36		71,109,124	72,159,093
Fannie Mae Pool 896464
5.82%	07/01/36	[3]	19,271,323	19,522,597
Fannie Mae Pool 908408
5.60%	04/01/37	[3]	35,944,017	36,677,699
Fannie Mae Pool 928920
6.50%	12/01/37		42,580,077	44,142,781
Fannie Mae Pool 933033
6.50%	10/01/37		48,367,252	49,839,053
Freddie Mac 1004 H
7.95%	10/15/20		1,401	1,399
Freddie Mac 1073 G
7.00%	05/15/21		5,434	5,778
Freddie Mac 1515 SA
8.61%	05/15/08	[3]	2,493	2,490
Freddie Mac 165 K
6.50%	09/15/21		936	935
Freddie Mac 1980 Z
7.00%	07/15/27		630,965	665,943
Freddie Mac 2098 TZ
6.00%	01/15/28		784,144	783,225
Freddie Mac 2209 TC
8.00%	01/15/30		184,551	193,521
Freddie Mac 2627 NI (IO)
5.00%	04/15/29		7,357,360	485,718
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		159,280	27,893
Freddie Mac Gold A24156
6.50%	10/01/31		3,255,365	3,404,866
Freddie Mac Gold A25162
5.50%	05/01/34		27,077,525	27,482,629
Freddie Mac Gold A54856
5.00%	01/01/34		34,510,364	34,351,292
Freddie Mac Gold A65805
6.00%	09/01/37		5,780,922	5,935,607
Freddie Mac Gold C01492
5.00%	02/01/33		14,066,937	14,010,889
Freddie Mac Gold C46104
6.50%	09/01/29		145,504	152,364
Freddie Mac Gold C55789
7.50%	10/01/27		52,606	57,104
Freddie Mac Gold C90573
6.50%	08/01/22		667,179	697,101
Freddie Mac Gold G01515
5.00%	02/01/33		13,134,548	13,082,215

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold G01601
4.00%	09/01/33		$233,395	$220,248
Freddie Mac Gold G01611
4.00%	09/01/33		79,715	75,225
Freddie Mac Gold G01644
5.50%	02/01/34		54,947,754	55,677,099
Freddie Mac Gold G01673
5.50%	04/01/34		3,407,719	3,465,125
Freddie Mac Gold G02366
6.50%	10/01/36		24,875,640	25,908,146
Freddie Mac Gold G02461
6.50%	11/01/36		24,035,710	24,958,287
Freddie Mac Gold G02579
5.00%	12/01/34		25,815,442	25,640,331
Freddie Mac Gold G02884
6.00%	04/01/37		52,732,787	54,147,586
Freddie Mac Gold G02955
5.50%	03/01/37		35,449,986	35,845,824
Freddie Mac Gold G03139
6.50%	07/01/37		15,214,898	15,799,149
Freddie Mac Gold G03357
5.50%	08/01/37		14,758,498	14,933,178
Freddie Mac Gold G03436
6.00%	11/01/37		83,528,993	85,816,251
Freddie Mac Gold G03601
6.00%	07/01/37		56,231,110	57,718,158
Freddie Mac Gold G03676
5.50%	12/01/37		39,440,402	39,913,375
Freddie Mac Gold G03739
6.00%	11/01/37		46,691,115	47,969,648
Freddie Mac Gold G03783
5.50%	01/01/38		17,233,150	17,439,811
Freddie Mac Gold G04048
6.00%	03/01/38		72,255,000	74,072,900
Freddie Mac Gold G04079
5.50%	03/01/38		71,225,896	72,002,921
Freddie Mac Gold G11707
6.00%	03/01/20		8,190,614	8,448,687
Freddie Mac Gold G12393
5.50%	10/01/21		79,398,159	81,175,312
Freddie Mac Gold G12824
6.00%	08/01/22		18,291,247	18,874,281
Freddie Mac Gold G12909
6.00%	11/01/22		48,933,664	50,493,425
Freddie Mac Gold G13032
6.00%	09/01/22		19,724,270	20,328,326
Freddie Mac Gold G13058
4.50%	10/01/20		44,178,109	44,133,899
Freddie Mac Gold P50019
7.00%	07/01/24	†	957,366	997,591
Freddie Mac Non Gold Pool 781415
5.23%	04/01/34	[3]	6,578,245	6,684,988
Freddie Mac Non Gold Pool 781469
5.13%	04/01/34	[3]	4,937,872	5,017,061
Freddie Mac Non Gold Pool 847288
5.08%	05/01/34	[3]	8,489,459	8,675,304
Ginnie Mae 2000-22 SG (IO)
7.98%	05/16/30	[3]	2,778,747	390,974
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		4,114,250	449,717
Ginnie Mae 2003-86 ZK
5.00%	10/20/33		18,947,462	17,411,592
Ginnie Mae 2005-78 ZA
5.00%	10/16/35		17,599,196	15,208,248
Ginnie Mae II Pool 81018
5.63%	08/20/34	[3]	73,055	73,445

				2,076,178,465

Total Mortgage-Backed (Cost $2,842,285,211)				2,843,498,388

MUNICIPAL BONDS — 1.89%*
California — 0.22%
Sacramento County Sanitation District, Sewer Improvements Revenue Bonds, Series A, Pre-Refunded 12/01/14 @ 100 (AMBAC)
5.00%	12/01/35		11,145,000	12,438,600

Georgia — 0.22%
Metropolitan Atlanta Rapid Transit Authority, Transit Improvements Revenue Bonds, Pre-Refunded 01/01/13 @ 100 (MBIA)
5.00%	07/01/28		11,390,000	12,421,478

Massachusetts — 0.50%
Commonwealth of Massachusetts, Fuel Sales Tax Revenue Bonds, Series A, Pre-Refunded 06/01/12 @ 100 (FGIC)
5.38%	06/01/19		4,440,000	4,824,060
Commonwealth of Massachusetts, Miscellaneous Taxes G.O., Series E, Pre-Refunded 01/01/13 @ 100 (FSA)
5.25%	01/01/18		7,260,000	7,946,723
Commonwealth of Massachusetts, Public Improvements G.O., Series B, Pre-Refunded 03/01/12 @ 100 (FSA)
5.50%	03/01/17		5,135,000	5,617,177
5.50%	03/01/18		4,870,000	5,327,293
Commonwealth of Massachusetts, Public Improvements G.O., Series B, Pre-Refunded 08/01/14 @ 100 (AMBAC)
5.00%	08/01/22		4,790,000	5,262,869

				28,978,122

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Nevada — 0.07%
Clark County School District, School Improvements G.O., Series C, Pre-Refunded 06/15/12 @ 100 OID (MBIA)
5.00%	06/15/22		$3,530,000	$3,837,040

New Jersey — 0.09%
New Jersey Economic Development Authority, School Improvements Revenue Bonds, Series C, Pre-Refunded 06/15/12 @ 100 (MBIA)
5.25%	06/15/17		4,900,000	5,374,418

Ohio — 0.07%
Ohio State Water Development Authority, Refunding Notes Revenue Bonds, Pre-Refunded 06/01/12 @ 100
5.25%	12/01/17		3,870,000	4,233,470

South Carolina — 0.08%
Greenville County School District, School Improvements Revenue Bonds, Pre-Refunded 12/01/12 @ 101 OID
5.50%	12/01/28		4,095,000	4,603,149

Texas — 0.64%
City of Houston, Water & Sewer System Revenue Bonds, Series A, Pre-Refunded 12/01/12 @ 100 OID (FSA)
5.00%	12/01/30		6,475,000	7,051,793
County of Galveston, Public Improvements G.O., Series C, Pre-Refunded 02/01/13 @ 100 OID (AMBAC)
5.00%	02/01/28		8,280,000	9,022,716
County of Harris, Flood Control District Contract G.O., Refunded 10/01/13 @ 100
5.25%	10/01/20		11,477,000	12,690,348
North Texas Tollway Authority, Highway Improvements Revenue Bonds, Series A, Pre-Refunded 01/01/15 @ 100 (FSA)
5.00%	01/01/30		7,580,000	8,247,874

				37,012,731

Total Municipal Bonds (Cost $108,833,816)				108,899,008

U.S. AGENCY SECURITIES — 0.21%
Foreign Sovereign — 0.21%
Indonesia Government AID Bond
9.30%	07/01/20		9,156,250	12,202,186

Total U.S. Agency Securities (Cost $11,754,829)				12,202,186

U.S. TREASURY SECURITIES — 11.59%
U.S. Treasury Bonds — 3.69%
6.13%	11/15/27		131,508,000	163,295,982
8.13%	08/15/19		1,885,000	2,626,484
8.75%	08/15/20		5,118,000	7,517,062
2.38%	01/15/27		34,341,000	39,132,581

				212,572,109

U.S. Treasury Notes — 7.90%
3.63%	12/31/12		226,834,000	239,150,383
4.25%	09/30/12		161,491,000	174,574,355
4.25%	11/15/14		19,419,000	21,239,551
5.13%	05/15/16		9,813,000	11,182,227
0.00%	09/26/19	[8]	14,967,000	9,027,346

				455,173,862

Total U.S. Treasury Securities (Cost $652,241,740)				667,745,971

Total Bonds – 84.41% (Cost $4,946,260,760)				4,862,564,664

			Shares
PREFERRED STOCK — 0.07%
Finance — 0.07%
Woodbourne Pass-Through Trust
4.16%	12/31/49	[3,4]	54	3,813,750

Total Preferred Stock (Cost $5,380,500)				3,813,750

			Contracts
PUT OPTIONS PURCHASED — 0.12%
U.S. Government — 0.12%
U.S. Long Bond (CBT), Put Strike $117, expires 05/23/08			2,000	3,156,250
U.S. Long Bond (CBT), Put Strike $118, expires 05/23/08			690	1,369,219
U.S. Long Bond (CBT), Put Strike $120, expires 05/23/08			690	2,102,343

				6,627,812

Total Put Options Purchased (Cost $10,358,897)				6,627,812

			Notional Amount (000’s)
PURCHASED SWAPTIONS — 0.14%
Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.			$195,269,000	5,200,228

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues		Notional Amount (000’s)	Value
PURCHASED SWAPTIONS (continued)
Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.32% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.		$25,762,000	$2,940,210

Total Purchased Swaptions (Cost $2,113,754)			8,140,438

	Maturity Date	Shares/ Principal Amount
SHORT TERM INVESTMENTS — 23.39%
Commercial Paper — 3.61%
BNP Paribas Finance, Inc.
2.81%[9]	04/08/08	$37,355,000	37,334,662
General Electric Capital Corp.
2.56%[9]	04/25/08	3,410,000	3,404,203
2.89%[9]	04/08/08	51,385,000	51,356,225
Merrill Lynch & Co., Inc.
2.86%[9]	04/25/08	10,000,000	9,981,000
National Rural Utilities Co.
2.32%[9]	04/23/08	31,515,000	31,470,319
2.32%[9]	04/28/08	21,500,000	21,462,590
Rabobank USA Finance Corp.
2.63%[9]	04/28/08	52,810,000	52,706,228

			207,715,227

Money Market Fund — 0.45%
Goldman Sachs Group, Inc. (The), 2.77%		25,831,750	25,831,750

U.S. Agency Discount Notes — 19.33%
Fannie Mae
2.69%[9]	04/23/08 [10]	4,800,000	4,792,242
2.76%[9]	04/23/08	1,010,000	1,008,368
2.86%[9]	04/23/08	18,275,000	18,245,463
2.92%[9]	04/23/08	1,780,000	1,777,123
2.92%[9]	04/23/08	119,230,000	119,037,296
2.94%[9]	04/23/08	1,500,000	1,497,576
Federal Home Loan Bank
1.30%[9]	04/23/08	53,975,000	53,904,907
1.30%[9]	04/23/08	2,943,000	2,938,738
1.76%[9]	04/25/08 [10]	1,475,000	1,473,269
1.78%[9]	04/22/08	41,400,000	41,357,013
1.80%[9]	04/25/08	1,325,000	1,323,410
1.88%[9]	04/16/08	237,870,000	237,683,669
1.90%[9]	04/21/08	36,485,000	36,446,488
2.02%[9]	04/23/08	77,710,000	77,614,071
2.08%[9]	04/18/08	53,860,000	53,807,098
2.11%[9]	04/25/08	28,950,000	28,909,277
2.12%[9]	04/18/08	95,530,000	95,434,364
2.13%[9]	04/23/08	5,080,000	5,073,403
2.13%[9]	04/25/08	75,890,000	75,782,236
2.16%[9]	04/25/08	71,715,000	71,611,730
2.35%[9]	04/02/08	46,445,000	46,441,968
2.42%[9]	04/25/08	6,681,000	6,670,240
2.69%[9]	04/02/08	20,060,000	20,058,507
2.74%[9]	04/23/08	16,870,000	16,841,938
2.78%[9]	04/23/08 [10]	250,000	249,596
Freddie Mac
1.96%[9]	04/04/08	92,385,000	92,369,910
2.08%[9]	06/23/08 [10]	1,408,000	1,401,523

			1,113,751,423

Total Short Term Investments (Cost $1,347,278,135)			1,347,298,400

Total Investments — 108.13% (Cost $6,311,392,046)[1]			6,228,445,064

Liabilities in Excess of Other Assets — (8.13)%			(468,076,071)

NET ASSETS — 100.00%			$5,760,368,993

Issues	Contracts	Premiums Received	Value
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call Strike $123, expires 05/23/08	(2,000)	$(2,006,754)	$(1,812,500)
U.S. Long Bond (CBT), Call Strike $125, expires 05/23/08	(1,380)	(1,364,505)	(754,688)
U.S. Long Bond (CBT), Call Strike $126, expires 05/23/08	(690)	(688,503)	(280,312)

Total Call Options Written		$(4,059,762)	$(2,847,500)

WRITTEN PUT OPTIONS
U.S. Long Bond (CBT), Put Opt Strike $115, expires 05/23/08	(2,000)	$(4,243,004)	$(1,875,000)
U.S. Long Bond (CBT), Put Opt Strike $116, expires 05/23/08	(1,380)	(2,939,818)	(1,703,438)

Total Written Put Options		$(7,182,822)	$(3,578,438)

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Notional Amount (000’s)	Premiums Received	Value
WRITTEN SWAPTIONS
Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.25% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.	$(97,000,000)	$(2,113,766)	$(6,838,917)
Option to enter into a 5-year Swaption Straddle for a 5 year Interest Rate Swap at the then-current at-the-money fixed rate for a fixed-for-floating Interest Rate Swap with an effective date of July 10, 2013; Option Expiration Date of July 7, 2008. Counterparty: Merrill Lynch & Co., Inc.	(47,280,000)	—	(182,028)

Total Written Swaptions		$(2,113,766)	$(7,020,945)

Contracts		Unrealized Depreciation
FUTURES CONTRACTS: SHORT POSITIONS
17	Euro Dollar Ninety Day, June 2008	$(80,920)
17	Euro Dollar Ninety Day, September 2008	(84,320)
17	Euro Dollar Ninety Day, December 2008	(81,345)
17	Euro Dollar Ninety Day, March 2009	(82,833)
17	Euro Dollar Ninety Day, June 2009	(79,220)
17	Euro Dollar Ninety Day, September 2009	(74,970)
17	Euro Dollar Ninety Day, December 2009	(67,745)
17	Euro Dollar Ninety Day, March 2010	(63,070)

	Net unrealized depreciation	$(614,423)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
573	U.S. Treasury Two Year Note, June 2008	$905,480
3571	U.S. Treasury Five Year Note, June 2008	1,758,994

	Net unrealized appreciation	$2,664,474

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.88% semi-annually. Counterparty: Citigroup, Inc.	11/15/09	$15,190	$816,497
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.39% semi-annually. Counterparty: JPMorgan Chase & Co.	11/15/09	31,950	1,424,129
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.81% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	11/15/09	15,650	827,396
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.83% semi-annually. Counterparty: CS First Boston	11/15/09	45,000	2,395,440
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.86% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	11/15/09	38,000	2,045,944
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.15% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	11/23/09	33,910	1,347,663
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.10% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	11/30/09	22,000	824,288
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.04% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	11/30/09	10,460	599,271
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.08% semi-annually. Counterparty: CS First Boston	11/30/09	10,500	610,149
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.14% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.	11/30/09	10,470	619,498
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.96% semi-annually. Counterparty: Citigroup, Inc.	02/22/10	39,000	365,185
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.26% semi-annually. Counterparty: Barclays Capital, Inc.	04/30/11	16,000	1,428,083
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.37% semi-annually. Counterparty: Barclays Capital, Inc.	04/30/11	16,145	1,498,499
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.48% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.	04/30/11	23,674	2,285,961

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.86% semi-annually. Counterparty: Barclays Capital, Inc.	02/22/13	$51,500	$1,339,960
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.40% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	02/26/13	28,555	139,251
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.54% semi-annually. Counterparty: Barclays Capital, Inc.	02/26/13	27,245	301,971
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.58% semi-annually. Counterparty: Barclays Capital, Inc.	02/26/13	27,145	349,854
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.70% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	02/26/13	54,529	1,025,172
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.35% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	04/19/17	8,900	1,706,306
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.52% annually. Counterparty: Merrill Lynch & Co., Inc.	05/09/17	9,000	1,920,796
The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/18/17	38,700	900,990
The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/24/17	15,440	515,564
The Fund pays a fixed rate equal to 5.03% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/16/17	9,810	(121,654)
The Fund pays a fixed rate equal to 5.05% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	10/16/17	10,290	(85,779)
The Fund pays a fixed rate equal to 5.00% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/18/17	10,710	(106,310)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.	01/31/22	10,100	43,862
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan Chase & Co.	03/26/22	4,960	(97,539)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.16% quarterly. Counterparty: Lehman Brothers Holdings, Inc.	05/25/22	10,000	47,625
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.88% quarterly. Counterparty: Lehman Brothers Holdings, Inc.	06/04/22	9,810	(110,838)

			$24,857,234

SWAPS: CREDIT DEFAULT (PURCHASED)
The Fund pays a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: JPMorgan Chase & Co.	09/20/12	2,570	430,911
The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Morgan Stanley	09/20/12	8,000	395,734
The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.	09/20/12	8,500	640,407
The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Citigroup, Inc.	12/20/12	4,575	210,029

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)
The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.	12/20/12	$27,500	$1,094,919
The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: CS First Boston	12/20/12	4,495	(857)
The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.	12/20/12	2,415	(9,454)
The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.	12/20/12	3,365	(16,932)
The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	12/20/12	4,550	(16,117)
The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc.	12/20/12	6,250	181,300
The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Morgan Stanley	12/20/12	9,300	229,154
The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: UBS AG	12/20/12	6,250	148,542
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.	12/20/12	5,900	261,221
The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	6,000	270,771
The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series EM 8.175%, due 12/20/12. Counterparty: JPMorgan Chase & Co.	12/20/12	10,250	274,859
The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	6,200	261,150
The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	4,140	161,090
The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley	12/20/12	6,200	294,977
The Fund pays a fixed rate equal to 0.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: JPMorgan Chase & Co.	12/20/12	1,350	266,906
The Fund pays a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: JPMorgan Chase & Co.	12/20/12	1,750	357,156
The Fund pays a fixed rate equal to 1.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: Bank of America Corp.	12/20/12	10,000	1,753,767
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.	12/20/12	8,000	236,326
The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.	12/20/12	3,200	75,442
The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: CS First Boston	12/20/12	3,100	75,802
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc.	12/20/12	9,250	201,853
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.	12/20/12	6,000	130,932

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)
The Fund pays a fixed rate equal to 1.67% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/20/12. Counterparty: Citigroup, Inc.	12/20/12	$1,825	$141,916
The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG	12/20/12	8,975	694,314
The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG	12/20/12	2,700	201,287
The Fund pays a fixed rate equal to 2.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	2,320	22,037
The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	1,425	10,775
The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Citigroup, Inc.	12/20/12	1,175	8,884
The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley	12/20/12	2,725	141,522
The Fund pays a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 7.88%, due 08/01/11. Counterparty: UBS AG	12/20/12	6,750	637,273
The Fund pays a fixed rate equal to 3.52% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Deutsche Bank AG	03/20/13	4,875	(102,580)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Morgan Stanley	03/20/13	2,550	(56,144)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Deutsche Bank AG	03/20/13	2,500	(55,043)
The Fund pays a fixed rate equal to 2.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 03/20/13. Counterparty: Citigroup, Inc.	03/20/13	8,600	1,221,714
The Fund pays a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 03/20/13. Counterparty: Deutsche Bank AG	03/20/13	4,300	525,782
The Fund pays a fixed rate equal to 2.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 03/20/13. Counterparty: UBS AG	03/20/13	4,300	589,588
The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston	03/20/13	14,175	(708,461)
The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	03/20/13	7,885	(275,248)
The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc.	06/20/13	5,220	(11,289)
The Fund pays a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest Airlines Co. 6.50%, due 03/01/12. Counterparty: UBS AG	03/20/14	5,000	338,683
The Fund pays a fixed rate equal to 0.64% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Gannett Co., Inc. 6.38%, due 04/01/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/14	11,000	937,907
The Fund pays a fixed rate equal to 0.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: UBS AG	09/20/14	6,250	231,982
The Fund pays a fixed rate equal to 0.43% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston	09/20/14	7,000	404,108

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)
The Fund pays a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: CS First Boston	12/20/14	$10,000	$184,614
The Fund pays a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: UBS AG	12/20/14	6,500	119,999
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Gannett Co., Inc. 6.38%, due 04/01/12. Counterparty: Bear Stearns Cos., Inc.	12/20/14	8,500	697,934
The Fund pays a fixed rate equal to 1.16% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lehman Brothers Holdings 6.625%, due 01/18/12. Counterparty: Barclays Capital, Inc.	12/20/14	42,725	3,625,413
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.	12/20/14	10,000	592,191
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Citigroup, Inc.	03/20/15	5,050	(178,134)
The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	03/20/15	7,885	(245,068)
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-06-2, due 05/25/46. Counterparty: Citigroup, Inc.	05/25/46	11,110	9,207,524
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-A 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	5,940	4,922,834

			$31,736,202

SWAPS: CREDIT DEFAULT (WRITTEN)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.	08/25/37	4,115	(3,263,812)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	3,915	(3,105,182)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	3,930	(3,117,080)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: CS First Boston	08/25/37	9,795	(7,768,904)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.	08/25/37	17,835	(14,145,830)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.	08/25/37	1,385	(604,705)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston	08/25/37	25,470	(11,120,457)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.	08/25/37	3,500	(1,528,135)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	3,910	(3,101,216)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	3,805	(3,018,430)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	5,830	(4,624,822)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	11,110	(9,365,841)

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: CS First Boston	01/25/38	$4,110	$(3,464,771)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	4,110	(3,464,771)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	5,940	(5,007,479)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	4,445	(3,747,179)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	1,900	(1,601,719)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	7,500	(6,322,575)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	7,340	(5,822,675)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	5,875	(4,660,520)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	35,690	(28,312,163)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	3,970	(3,149,322)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	12,795	(10,150,018)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	1,185	(940,037)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	3,145	(2,494,866)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	3,145	(2,494,866)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	3,145	(2,494,866)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	7,500	(5,949,600)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	12,520	(9,931,866)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 08/25/37. Counterparty: Citigroup, Inc.	01/25/38	4,390	(3,482,499)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	5,170	(4,101,258)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.	01/25/38	5,270	(2,539,824)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.	01/25/38	4,330	(2,089,543)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	5,180	(2,499,730)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	12,000	(5,783,280)

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Deutsche Bank AG	01/25/38	$7,550	$(6,637,960)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	390	(342,888)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	6,655	(5,807,818)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	14,020	(12,235,254)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	8,565	(7,530,348)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	6,835	(6,009,332)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	1,660	(1,459,472)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	3,915	(3,105,691)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	3,145	(2,494,866)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	28,310	(16,414,987)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	13,140	(7,618,966)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	$10,500	$(6,088,215)

			$(261,015,638)

Notes:

[1]	Cost for Federal income tax purposes is $6,313,648,202 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$85,302,555
Gross unrealized depreciation	(170,505,693)

Net unrealized depreciation	$(85,203,138)

[2]	Illiquid security.
[3]	Floating rate security. The rate disclosed is that in effect at March 31, 2008.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2008 was $229,533,691 representing 3.98% of total net assets.

[5]	Expected maturity date.
[6]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
07/03/07	Asurion Corp. Term Loan, 6.10%, 07/13/14	$743,271	$638,750	0.01%
08/07/03	Calpine CCFC I Term Loan, 0.00%, 08/26/09	10,537,167	10,446,311	0.18%
06/01/07	Carestream Health, Inc. Term Loan, 9.40%, 10/30/13	1,012,017	720,000	0.01%
06/30/06	Cebridge 2nd Lien (PIK), 9.24%, 05/05/14	15,292,353	12,165,886	0.21%
06/27/07	Cengage Learning Term Loan B, 5.21%, 07/09/14	1,972,101	1,716,375	0.03%
06/04/07	Charter Communications, Inc. Term Loan 3rd Lien, 5.17%, 09/06/14	1,005,503	768,333	0.01%
08/09/07	Community Health Systems, Inc. 1st Lien, 5.34%, 07/25/14	1,161,358	1,101,140	0.02%
11/02/07	Delphi Dip 2nd Lien, 6.75%, 07/01/08	7,504,490	7,382,145	0.12%
09/11/07	Delta Air Lines, Inc. Term Loan 1st Lien, 6.46%, 05/01/12	475,185	403,920	0.01%
06/13/06	General Motors Corp. Strip II, 0.50%, 07/20/11	6,856,750	6,236,475	0.11%
09/17/07	HCA Term Loan A, 4.70%, 11/18/12	25,033,690	23,917,475	0.42%
03/07/07	Kelson 1st Lien, 5.95%, 03/16/13	4,000,000	3,768,332	0.07%

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Date of Purchase	Security	Amortized Cost	Value	% of TNA
08/21/06	Northwest Air Dip, 4.87%, 05/21/12	6,930,000	5,585,580	0.10%
06/14/07	Swift Transportation Co., Inc. Term Loan, 3.71%, 05/06/14	441,860	333,289	0.01%
11/06/07	TPF Generation Holdings LLC 2nd Lien, 0.00%, 12/15/14	959,752	810,000	0.01%
05/24/07	Tribune - Bridge Unsecured Delayed Drawing Term Loan, 7.04%, 12/31/08	1,523,810	1,370,612	0.02%
06/12/07	Univision Communications, Inc. 1st Lien Strip, 5.48%, 03/15/14	1,096,904	890,156	0.02%

		$86,546,211	$78,254,779	1.36%

[7]	Security is currently in default with regards to scheduled interest or principal payments.
[8]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2008.
[9]	Represents annualized yield at date of purchase.
[10]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $115,117,658 which is 2.00% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AMBAC): American Municipal Bond Insurance

(CBT): Chicago Board of Trade

(DIP): Defaulted interest payment

(FGIC): Financial Guaranty Insurance Corp.

(FSA): Financial Security Assuance

(G.O.): General Obligation

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MBIA): Municipal Bond Insurance Association

(MTN): Medium term note

(OID): Original Issue Discount

(PIK): Paid in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
BONDS — 94.26%
ASSET-BACKED SECURITIES — 1.59%**
Home Equity Asset Trust 2007-1 2A1
2.66%	05/25/37	[2]	$532,788	$509,635
Morgan Stanley Home Equity Loans 2007-2 A1
2.70%	04/25/37	[2]	1,070,293	1,021,660
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	3,4,†	306,597	128,680
Terwin Mortgage Trust 2007-3SL AX (IO)
0.00%	05/25/38	2,3,4,5,†	1,593,750	7,171
Terwin Mortgage Trust 2007-3SL CE2
0.00%	05/25/38	3,4,†	17,160,000	1,710

Total Asset-Backed Securities (Cost $2,002,309)				1,668,856

CORPORATES — 64.64%*
Automotive — 1.41%
Metaldyne Corp.
10.00%	11/01/13		800,000	484,000
Tenneco, Inc.
8.13%	11/15/15	[4]	500,000	498,750
8.63%	11/15/14		500,000	495,625

				1,478,375

Banking — 0.86%
Bank of America Corp.
8.00%	12/29/49	[2]	500,000	501,445
HBOS Capital Funding LP
6.07%	06/24/49	[2,4]	300,000	229,500
JPMorgan Chase Bank NA
7.59%	03/28/22	[2]	175,000	170,327

				901,272

Basic Industry — 3.71%
Arco Chemical Co.
10.25%	11/01/10		265,000	270,300
Freeport-McMoRan Copper & Gold, Inc.
8.38%	04/01/17		400,000	425,500
Massey Energy Co.
6.88%	12/15/13		1,000,000	972,500
Mosaic Co. (The)
7.38%	12/01/14	[4]	1,375,000	1,478,125
Noranda Aluminium Holding Corp. (PIK)
10.49%	11/15/14	[4]	1,000,000	740,000

				3,886,425

Communications — 18.70%
CCH I Holdings LLC/CCH I Holdings Capital Corp.
11.00%	10/01/15		750,000	528,750
Cincinnati Bell, Inc.
7.25%	07/15/13		1,100,000	1,086,250
Citizens Communications Co.
6.63%	03/15/15		1,175,000	1,057,500
CSC Holdings, Inc. B
7.63%	04/01/11		2,050,000	2,024,375
Dex Media West LLC/Dex Media Finance Co. B
8.50%	08/15/10		1,000,000	977,500
9.88%	08/15/13		1,450,000	1,265,125
Hawaiian Telcom Communications, Inc. B
9.75%	05/01/13		700,000	525,000
Idearc, Inc.
8.00%	11/15/16		3,100,000	2,022,750
Intelsat Subsidiary Holding Co. Ltd.
8.63%	01/15/15		1,400,000	1,417,500
Level 3 Financing, Inc.
8.75%	02/15/17		900,000	688,500
9.25%	11/01/14		500,000	411,250
Mediacom LLC/Mediacom Capital Corp.
9.50%	01/15/13		1,750,000	1,618,750
Qwest Communications International, Inc.
6.57%	02/15/09	[2]	100,000	99,500
Qwest Communications International, Inc. B
7.50%	02/15/14		2,500,000	2,362,500
Sprint Capital Corp.
6.13%	11/15/08		500,000	496,324
Sprint Nextel Corp.
6.00%	12/01/16		1,100,000	856,596
Windstream Corp.
8.63%	08/01/16		2,200,000	2,172,500

				19,610,670

Consumer Products — 1.43%
Steinway Musical Instruments
7.00%	03/01/14	[4]	785,000	675,100
Visant Corp.
7.63%	10/01/12		325,000	317,688
Visant Holding Corp.
8.75%	12/01/13		250,000	235,000
Visant Holding Corp. (STEP)
0.00%	12/01/13		290,000	272,600

				1,500,388

Electric — 4.67%
Aquila, Inc.
14.88%	07/01/12		1,700,000	2,103,750
Edison Mission Energy
7.50%	06/15/13		1,000,000	1,015,000
Ipalco Enterprises, Inc.
8.63%	11/14/11		420,000	444,150
Reliant Energy, Inc.
6.75%	12/15/14		1,300,000	1,329,250

				4,892,150

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy — 12.23%
AES Corp. (The)
8.75%	05/15/13	[4]	$775,000	$809,875
Allis-Chalmers Energy, Inc.
9.00%	01/15/14		800,000	732,000
Chesapeake Energy Corp.
7.00%	08/15/14		630,000	634,725
7.50%	06/15/14		225,000	231,750
7.75%	01/15/15		75,000	77,625
Corral Finans AB (PIK)
5.76%	04/15/10	[4]	1,027,270	785,862
Griffin Coal Mining Co. Ltd. (The)
9.50%	12/01/16	[4]	925,000	670,625
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[4]	625,000	589,062
Mirant Americas Generation LLC
8.30%	05/01/11		2,200,000	2,255,000
NRG Energy, Inc.
7.25%	02/01/14		1,000,000	990,000
7.38%	01/15/17		1,975,000	1,925,625
OPTI Canada, Inc.
7.88%	12/15/14		1,000,000	982,500
Parker Drilling Co.
9.63%	10/01/13		25,000	26,438
Pride International, Inc.
7.38%	07/15/14		325,000	339,625
Sabine Pass LNG LP
7.25%	11/30/13		1,825,000	1,770,250

				12,820,962

Finance — 14.05%
Bear Stearns Cos., Inc. (The)
3.46%	04/29/08	[2]	500,000	498,229
CDX North America High Yield 9 T1
8.75%	12/29/12	[4]	6,980,000	6,674,625
Citigroup Capital XXI
8.30%	12/21/57	[2]	275,000	271,715
Countrywide Financial Corp. (MTN)
2.82%	03/24/09	[2]	575,000	528,332
4.79%	01/05/09	[2]	350,000	325,259
Countrywide Financial Corp. A (MTN)
3.35%	05/05/08	[2]	500,000	496,767
Countrywide Home Loans, Inc. L (MTN)
3.25%	05/21/08		275,000	269,701
Ford Motor Credit Co. LLC
5.80%	01/12/09		1,000,000	952,859
6.75%	08/15/08		500,000	492,993
8.71%	04/15/12	[2]	550,000	516,935
GMAC LLC
5.28%	12/01/14	[2]	1,840,000	1,177,034
6.63%	05/15/12		750,000	567,836
Lehman Brothers Holdings, Inc. (MTN)
11.00%	11/07/16	[2]	383,000	370,055
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[2]	294,000	316,991
Nuveen Investments, Inc.
10.50%	11/15/15	[4]	1,250,000	1,078,125
Residential Capital LLC
3.49%	06/09/08	[2]	250,000	198,750

				14,736,206

Gaming — 0.10%
Herbst Gaming, Inc.
8.13%	06/01/12		575,000	107,812

Health Care — 1.45%
Community Health Systems, Inc.
8.88%	07/15/15		1,250,000	1,260,938
HCA, Inc.
9.13%	11/15/14		250,000	258,125

				1,519,063

Services — 2.91%
ARAMARK Corp.
8.50%	02/01/15		600,000	604,500
Corrections Corp. of America
6.25%	03/15/13		350,000	344,750
Mobile Mini, Inc.
6.88%	05/01/15		1,500,000	1,252,500
United Rentals North America, Inc.
6.50%	02/15/12		500,000	451,250
7.00%	02/15/14		500,000	395,000

				3,048,000

Transportation — 3.12%
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15	[6]	815,566	758,476
Continental Airlines, Inc. 2007-1 B
6.90%	04/19/22		2,400,000	2,064,000
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		250,000	245,000
Saint Acquisition Co., Inc.
12.50%	05/15/17	[4]	500,000	206,250

				3,273,726

Total Corporates (Cost $72,626,891)				67,775,049

BANK LOANS — 25.84%*
Automotive — 3.32%
Cooper Standard Term Loan D
5.25%	12/23/11	[7]	733,125	667,144
Delphi Dip 2nd Lien
6.75%	07/01/08	[7]	2,000,000	1,968,572

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Automotive (continued)
General Motors Corp. Strip II
7.75%	07/20/11	[7]	$1,000,000	$848,500

				3,484,216

Banking — 0.44%
HBOS PLC
5.92%	09/29/49	[2,4]	640,000	457,600

Communications — 5.74%
Alltell Corp. 1st Lien Senior Security Term Loan B3
0.00%	11/27/14		995,000	900,060
Cebridge 2nd Lien (PIK)
9.24%	05/05/14	[7]	2,382,422	1,801,111
Charter Communications, Inc. Term Loan 3rd Lien
5.17%	09/06/14	[7]	1,500,000	1,152,500
Quebecor Media, Inc.
7.75%	03/15/16	[4]	1,500,000	1,376,250
Univision Communications, Inc. 1st Lien Strip
5.48%	03/15/14	[7]	1,000,000	791,250

				6,021,171

Consumer Discretionary — 1.93%
Tribune - Bridge Unsecured Delayed Drawing Term Loan
7.04%	12/31/08	[7]	761,905	685,306
Tribune 1st Lien Term Loan B
5.54%	05/24/14	[7]	1,989,987	1,338,623

				2,023,929

Electric — 3.38%
Boston Generating LLC 1st Lien
4.89%	12/19/13	[7]	247,565	217,503
Calpine CCFC I Term Loan
0.00%	08/26/09	[7]	489,101	493,992
TPF Generation Holdings LLC 2nd Lien
6.95%	12/15/14	[7]	1,250,000	1,012,500
TXU Energy Term Loan B2
6.59%	10/10/14		995,000	908,502
TXU Energy Term Loan B3
6.59%	10/10/14		996,247	907,083

				3,539,580

Finance — 2.91%
First Data Corp. Term Loan B1
4.98%	09/27/14	[7]	497,500	449,270
First Data Corp. Term Loan B2
5.36%	09/27/14	[7]	497,500	448,881
Kelson 1st Lien
5.95%	03/16/13	[7]	1,125,000	1,059,843
Kelson 2nd Lien (PIK)
9.20%	03/01/14	[7]	1,238,440	1,089,828

				3,047,822

Health Care — 4.62%
Carestream Health, Inc. Term Loan
9.40%	10/30/13	[7]	1,500,000	1,080,000
Community Health Systems, Inc. 1st Lien
5.34%	07/25/14	[7]	1,430,141	1,321,368
HCA Term Loan A
4.70%	11/18/12	[7]	2,684,304	2,445,685

				4,847,053

Insurance — 0.81%
Asurion Corp. Term Loan
6.10%	07/13/14	[7]	1,000,000	851,667

Services — 1.02%
Cengage Learning Term Loan B
5.21%	07/09/14	[7]	1,243,750	1,072,734

Transportation — 1.67%
Delta Air Lines, Inc. Term Loan 1st Lien
6.46%	05/01/12	[7]	495,000	403,920
Northwest Air Dip
4.87%	05/21/12	[7]	995,000	801,970
Swift Transportation Co., Inc. Term Loan
3.71%	05/06/14	[7]	720,930	543,788

				1,749,678

Total Bank Loans (Cost $30,740,558)				27,095,450

MORTGAGE-BACKED — 2.19%**
Non-Agency Mortgage-Backed — 2.07%
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	[3,4]	301,423	81,384
Countrywide Alternative Loan Trust 2005-14 4X (IO)
3.85%	05/25/35	3,8,†	796,241	17,922
Countrywide Alternative Loan Trust 2006-OA9 X1P (IO)
2.89%	07/20/46	[3,8]	9,692,904	473,120
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.45%	03/19/35	[3,8]	1,061,609	22,227
Harborview Mortgage Loan Trust 2005-12 X2A (IO)
0.58%	10/19/35	[2,3]	7,399,246	71,680
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
4.24%	05/19/47	[2,3]	4,976,087	199,044
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
0.68%	12/25/34	[3,8]	437,525	6,153

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Mortgage Pass-Through Certificates 2006-AR5 X
0.00%	06/25/46	[3,8]	$16,484,471	$113,331
Washington Mutual Mortgage Pass-Through Certificates 2006-AR9 1XPP (IO)
0.00%	08/25/46	[3,8]	34,661,345	249,128
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
0.00%	02/25/47	[3,8]	32,990,259	402,069
Washington Mutual Mortgage Pass-Through Certificates 2007-OA2 1XPP (IO)
0.00%	03/25/47	[3,8]	16,687,742	203,382
Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 CXPP (IO)
0.00%	04/25/47	[3,8]	30,585,965	334,534

				2,173,974

U.S. Agency Mortgage-Backed — 0.12%
Fannie Mae 1993-225 SG
16.41%	12/25/13	[2]	95,162	114,105
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		72,716	7,948

				122,053

Total Mortgage-Backed (Cost $2,301,847)				2,296,027

Total Bonds – 94.26% (Cost $107,671,605)				98,835,382

			Shares
PREFERRED STOCK — 1.41%
Banking — 0.69%
Bank of America Corp.
7.25%			7,000	722,617

Finance — 0.72%
Citigroup, Inc.
6.50%			16,000	759,680

Total Preferred Stock (Cost $1,500,000)				1,482,297

			Contracts
PUT OPTIONS PURCHASED — 0.27%
Banking — 0.05%
Bank of America Corp., Put Strike $30, expires 01/16/10			105	48,300

Finance — 0.08%
Citigroup, Inc., Put Strike $15, expires 01/16/10			320	86,080

U.S. Government — 0.14%
U.S. Long Bond (CBT), Put Strike $117, expires 05/23/08			45	71,016
U.S. Long Bond (CBT), Put Strike $118, expires 05/23/08			15	29,766
U.S. Long Bond (CBT), Put Strike $120, expires 05/23/08			15	45,703

				146,485

Total Put Options Purchased (Cost $335,257)				280,865

	Maturity Date		Shares/ Principal Amount
SHORT TERM INVESTMENTS — 4.47%
Commercial Paper — 0.54%
General Electric Capital Corp.
2.32%[9]	04/25/08		$565,000	564,126

Money Market Fund — 0.19%
Goldman Sachs Group, Inc. (The), 2.77%			194,625	194,625

U.S. Agency Discount Notes — 3.74%
Fannie Mae
2.65%[9]	04/23/08		350,000	349,434
2.86%[9]	04/23/08		980,000	978,416
2.92%[9]	04/23/08		330,000	329,467
Federal Home Loan Bank
2.14%[9]	04/23/08		575,000	574,248
2.30%[9]	04/02/08		275,000	274,982
2.38%[9]	04/23/08		291,000	290,579
2.41%[9]	04/09/08		790,000	789,577
Freddie Mac
1.80%[9]	04/18/08	[10]	55,000	54,953
1.90%[9]	04/25/08	[10]	15,000	14,981
2.08%[9]	06/23/08	[10]	272,000	270,749

				3,927,386

Total Short Term Investments (Cost $4,685,924)				4,686,137

Total Investments – 100.41% (Cost $114,192,786)[1]				105,284,681

Liabilities in Excess of Other Assets – (0.41%)				(430,311)

Net Assets – 100.00%				$104,854,370

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Notional Amount (000’s)	Premiums Received	Value
WRITTEN SWAPTIONS
Option to enter into a 5-year Swaption Straddle for a 5 year Interest Rate Swap at the then-current at-the-money fixed rate for a fixed-for-floating Interest Rate Swap with an effective date of July 10, 2013; Option Expiration Date of July 7, 2008. Counterparty: Merrill Lynch & Co., Inc.	$(1,000,000)	$—	$(3,850)

	Contracts
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call Strike $123, expires 05/23/08	(45)	$(45,137)	$(40,781)
U.S. Long Bond (CBT), Call Strike $125, expires 05/23/08	(30)	(29,701)	(16,406)
U.S. Long Bond (CBT), Call Strike $126, expires 05/23/08	(15)	(14,967)	(6,094)

Total Call Options Written		$(89,805)	$(63,281)

WRITTEN PUT OPTIONS
U.S. Long Bond (CBT), Put Opt Strike $115, expires 05/23/08	(45)	$(95,528)	$(42,188)
U.S. Long Bond (CBT), Put Opt Strike $116, expires 05/23/08	(30)	(63,919)	(37,031)

Total Written Put Options		$(159,447)	$(79,219)

	Expiration Date	Notional Amount (000’s)
SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/18/17	$1,400	$32,594
The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/24/17	580	19,367
The Fund pays a fixed rate equal to 5.03% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/16/17	120	(1,488)
The Fund pays a fixed rate equal to 5.05% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	10/16/17	120	(1,000)

			$49,473

SWAPS: CREDIT DEFAULT (PURCHASED)
The Fund pays a fixed rate equal to 2.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/12	490	48,802
The Fund pays a fixed rate equal to 2.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/12	980	97,603
The Fund pays a fixed rate equal to 2.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: JPMorgan Chase & Co.	06/20/12	490	48,802
The Fund pays a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: JPMorgan Chase & Co.	09/20/12	80	13,414
The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.	09/20/12	1,000	75,342
The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Citigroup, Inc.	12/20/12	150	6,886
The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: CS First Boston	12/20/12	120	(23)
The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.	12/20/12	50	(196)
The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.	12/20/12	120	(604)

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)
The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	12/20/12	$190	$(673)
The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.	12/20/12	75	1,768
The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: CS First Boston	12/20/12	75	1,834
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc.	12/20/12	225	4,910
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.	12/20/12	125	2,728
The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG	12/20/12	450	34,812
The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG	12/20/12	100	7,455
The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley	12/20/12	250	12,984
The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series EM 8.175%, due 12/20/12. Counterparty: JPMorgan Chase & Co.	12/20/12	500	13,408
The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley	12/20/12	150	7,137
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.	12/20/12	250	11,069
The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	225	10,154
The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc.	12/20/12	150	4,351
The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Morgan Stanley	12/20/12	225	5,544
The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: UBS AG	12/20/12	150	3,565
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Deutsche Bank AG	03/20/13	100	(2,202)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Morgan Stanley	03/20/13	100	(2,202)
The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston	03/20/13	250	(12,495)
The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	03/20/13	300	(10,472)
The Fund pays a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest Airlines Co. 6.50%, due 03/01/12. Counterparty: UBS AG	03/20/14	500	33,868
The Fund pays a fixed rate equal to 0.64% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Gannett Co., Inc. 6.38%, due 04/01/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/14	1,000	85,264
The Fund pays a fixed rate equal to 0.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: UBS AG	09/20/14	1,000	37,117

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)
The Fund pays a fixed rate equal to 0.43% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston	09/20/14	$1,000	$57,730
The Fund pays a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: UBS AG	12/20/14	1,000	18,461
The Fund pays a fixed rate equal to 1.16% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lehman Brothers Holdings 6.625%, due 01/18/12. Counterparty: Barclays Capital, Inc.	12/20/14	925	78,491
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Citigroup, Inc.	03/20/15	200	(7,055)
The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	03/20/15	300	(9,324)
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-06-2, due 05/25/46. Counterparty: Citigroup, Inc.	05/25/46	315	261,060

			$939,313

SWAPS: CREDIT DEFAULT (WRITTEN)
The Fund receives a fixed rate equal to 1.75% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/12	500	(60,598)
The Fund receives a fixed rate equal to 1.75% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/12	1,000	(121,197)
The Fund receives a fixed rate equal to 1.75% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: JPMorgan Chase & Co.	06/20/12	500	(60,598)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	105	(83,281)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston	08/25/37	615	(268,515)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.	08/25/37	750	(327,458)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.	08/25/37	105	(83,281)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	105	(83,281)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	105	(83,281)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.	08/25/37	525	(416,404)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	200	(158,656)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	160	(126,925)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	105	(83,294)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	370	(293,514)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	155	(122,958)

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	$155	$(122,958)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	155	(122,958)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 08/25/37. Counterparty: Citigroup, Inc.	01/25/38	95	(75,362)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	110	(87,261)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	110	(87,261)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	155	(122,958)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	315	(265,548)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	210	(166,589)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	750	(434,873)

			$(3,859,009)

Notes:

[1]	Cost for Federal income tax purposes is $114,456,381 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$707,550
Gross unrealized depreciation	(9,879,250)

Net unrealized (depreciation)	$(9,171,700)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2008.
[3]	Illiquid security.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2008 was $16,488,694 representing 15.73% of total net assets.

[5]	Security is currently in default with regards to scheduled interest or principal payments.
[6]	Expected maturity date.
[7]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
07/03/07	Asurion Corp. Term Loan, 6.10%, 07/13/14	$991,029	$851,667	0.81%
12/19/06	Boston Generating LLC 1st Lien, 0.00%, 12/19/13	247,565	217,503	0.21%
09/17/07	Calpine CCFC I Term Loan, 0.00%, 08/26/09	499,565	493,992	0.47%
04/12/07	Carestream Health, Inc. Term Loan, 9.40%, 10/30/13	1,505,988	1,080,000	1.03%
06/30/06	Cebridge 2nd Lien (PIK), 9.24%, 05/05/14	2,277,437	1,801,111	1.72%
06/27/07	Cengage Learning Term Loan B, 5.21%, 07/09/14	1,232,563	1,072,734	1.02%
03/15/07	Charter Communications, Inc.Term Loan 3rd Lien, 5.17%, 09/06/14	1,275,643	1,152,500	1.10%
08/09/07	Community Health Systems, Inc. 1st Lien, 5.34%, 07/25/14	1,393,629	1,321,368	1.26%
03/14/06	Cooper Standard Term Loan D, 0.00%, 12/23/11	737,092	667,144	0.64%
01/08/07	Delphi Dip 2nd Lien, 6.75%, 07/01/08	2,000,748	1,968,572	1.88%
09/11/07	Delta Airlines, Inc. Term Loan 1st Lien, 6.46%, 05/01/12	475,185	403,920	0.38%
09/27/07	First Data Corp. Term Loan B1, 4.98%, 09/27/14	479,005	449,270	0.43%
09/27/07	First Data Corp. Term Loan B2, 5.36%, 09/27/14	479,005	448,881	0.43%
09/26/07	General Motors Corp. Strip II, 0.50%, 07/20/11	922,500	848,500	0.81%
09/17/07	HCA Term Loan A, 4.70%, 11/18/12	2,603,111	2,445,686	2.33%
03/07/07	Kelson 1st Lien, 5.95%, 03/16/13	1,121,810	1,059,843	1.01%
03/07/07	Kelson 2nd Lien (PIK), 9.20%, 03/01/14	1,234,950	1,089,828	1.04%
08/21/06	Northwest Air Dip, 4.87%, 05/21/12	985,592	801,970	0.76%
06/14/07	Swift Transportation Co., Inc. Term Loan, 3.71%, 05/06/14	611,171	543,788	0.52%
12/21/06	TPF Generation Holdings LLC 2nd Lien, 0.00%, 12/15/14	1,219,814	1,012,500	0.97%

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2008

Date of Purchase	Security	Amortized Cost	Value	% of TNA

05/24/07	Tribune - Bridge Unsecured Delayed Drawing Term Loan, 7.04%, 12/31/08	761,905	685,306	0.65%
05/17/07	Tribune 1st Lien Term Loan B, 5.54%, 05/24/14	1,838,477	1,338,623	1.28%
03/16/07	Univision Communications, Inc. 1st Lien Strip, 5.48%, 03/15/14	963,079	791,250	0.75%

		$25,856,863	$22,545,956	21.50%

[8]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2008.
[9]	Represents annualized yield at date of purchase.
[10]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
†

Fair valued security. The aggregate value of fair valued securities is $155,483 which is 0.15% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(CBT): Chicago Board of Trade

(DIP): Defaulted interest payment

(IO): Interest only

(MTN): Medium term note

(PIK): Paid in kind

(STEP): Step coupon bond

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
BONDS – 102.98%
ASSET-BACKED SECURITIES — 39.61%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		$5,562	$5,590
Aerco Ltd. 2A A3
3.28%	07/15/25	[2,3]	8,603,289	7,054,694
Asset Backed Securities Corp. Home Equity 2007-HE1 A2
2.65%	12/25/36	[2]	210,961	202,938
Aviation Capital Group Trust 2003-2A B1
5.54%	09/20/33	[2,3]	2,795,534	2,348,248
Bayview Financial Acquisition Trust 2004-B A1
3.18%	05/28/39	[2,3]	5,996,459	5,576,704
Citigroup Mortgage Loan Trust, Inc. 2007-AMC3 A2A
2.71%	03/25/37	[2]	319,614	299,206
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
2.78%	03/25/37	[2]	5,000,000	3,970,920
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 M1
3.00%	03/25/37	[2]	6,500,000	2,417,700
Conseco Finance 2002-C BF1
8.00%	06/15/32	[2]	3,763,000	3,360,144
Conseco Finance 2002-C BF2
8.00%	06/15/32	[2,3]	1,200,030	1,092,028
Conseco Finance Securitizations Corp. 2002-1 A
6.68%	12/01/33	[2]	204,067	210,770
Conseco Finance Securitizations Corp. 2002-2 AIO (IO)
8.50%	03/01/33	2,4,†	200,977	29,053
Countrywide Asset-Backed NIM Certificates 2006-12N
7.25%	07/25/37	[3,4]	253,658	15,219
Countrywide Asset-Backed NIM Certificates 2006-26 Note
3.03%	01/25/12	[2,3]	6,886,252	4,493,276
Countrywide Asset-Backed NIM Certificates 2007-1 Note
3.03%	01/25/12	[2,3]	9,874,458	6,467,765
Credit-Based Asset Servicing and Securitization LLC 2006-CB4 AV3
2.75%	05/25/36	[2]	6,900,000	6,281,970
Crystal River 2005-1A A
3.44%	03/02/46	[2,3]	1,890,301	1,857,220
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		120,528	124,898
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFH3 2A4
3.14%	10/25/34	[2]	236,020	205,972
First Franklin Mortgage Loan Asset Backed Certificates 2006-FF17 A6
2.91%	12/25/36	[2]	6,900,000	3,885,536
First Franklin Mortgage Loan Asset Backed Certificates 2007-FF1 A2D
2.82%	01/25/38	[2,4]	6,900,000	3,355,125
Fremont Home Loan Trust 2006-3 2A1
2.67%	02/25/37	[2]	103,057	100,769
Green Tree Financial Corp. 1996-10 M1
7.24%	11/15/28	[2]	2,700,000	2,293,678
Green Tree Financial Corp. 1996-8 A6
7.60%	10/15/27	[2]	74,320	78,748
Green Tree Financial Corp. 1998-4 A7
6.87%	04/01/30	[2]	952,660	939,561
Green Tree Financial Corp. 1999-1 A5
6.11%	09/01/23		31,664	32,338
Green Tree Financial Corp. 1999-5 A5
7.86%	03/01/30	[2]	182,209	158,959
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		111,335	77,103
Green Tree Home Improvement Loan Trust 1995-D B2
7.45%	09/15/25		247,103	194,167
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		36,138	28,272
Green Tree Recreational Equipment & Consumer Trust 1996-C Certificates
7.65%	10/15/17		25,408	24,384
HFC Home Equity Loan Asset Backed Certificates 2004-1 A
2.89%	09/20/33	[2]	881,888	788,019
HSI Asset Securitization Corp. Trust 2006-HE2 2A1
2.65%	12/25/36	[2]	267,552	248,747
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		1,092,441	1,134,901
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		539,417	562,342
IndyMac Manufactured Housing Contract 1998-1 A4
6.49%	09/25/28		271,344	274,494
IndyMac Manufactured Housing Contract 1998-1 A5
6.96%	09/25/28	[2]	969,087	833,415
IndyMac Manufactured Housing Contract 1998-2 A2
6.17%	12/25/11		241,833	244,053
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27	[2]	514,794	523,488
Inman Square Funding Ltd. 2004-1A I
4.49%	10/20/34	[2,3]	1,900,536	1,748,493
Inman Square Funding Ltd. 2005-2A I
5.10%	10/06/40	[2,3]	15,331,298	9,505,402

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Ivy Lane CDO Ltd. 2006-1A A1
3.43%	02/05/46	[2,3]	$14,824,124	$8,746,230
Lehman ABS Mortgage Loan Trust 2007-1 2A1
2.69%	06/25/37	[2,3]	339,776	326,662
Long Beach Asset Holdings Corp. 2006-11 N1
6.75%	01/25/47	[3,4]	763,709	29,479
Long Beach Asset Holdings Corp. 2006-9 N1
6.25%	10/25/46	[3,4]	971,205	52,348
Merrill Lynch Mortgage Investors, Inc. 2004-HE2 A2C
3.18%	08/25/35	[2]	1,389,210	1,203,128
Mid-State Trust 11 B
8.22%	07/15/38		20,724	18,486
Mid-State Trust 2004-1 B
8.90%	08/15/37		1,613,643	1,608,500
Mid-State Trust 6 A4
7.79%	07/01/35		65,791	66,336
Morgan Stanley ABS Capital I 2007-HE1 A2D
2.83%	11/25/36	[2]	6,900,000	4,312,500
Nationstar Home Equity Loan Trust 2007-A AV4
2.83%	03/25/37	2,†	5,000,000	3,075,070
Nationstar NIM Trust 2007-B A
8.75%	05/25/37	[3]	1,416,974	708,487
Nationstar NIM Trust 2007-C A
8.00%	06/25/37	[3,4]	933,110	559,866
Nomura Asset Acceptance Corp. 2006-S1 AIO (IO)
10.00%	01/25/36	[2,3,4]	2,400,000	51,120
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		5,226	5,297
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		304,425	314,097
Oakwood Mortgage Investors, Inc. 1999-A A2
5.89%	04/15/29		286,626	278,861
Oakwood Mortgage Investors, Inc. 2001-D A2
5.26%	01/15/19	[2]	211,082	173,126
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[2]	12,575	10,816
Oakwood Mortgage Investors, Inc. 2001-D A4
6.93%	09/15/31	[2]	760,288	666,377
Oakwood Mortgage Investors, Inc. 2002-A AIO (IO)
6.00%	02/15/10	[4]	227,969	20,517
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19	[2]	256,072	236,063
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	[4]	2,334,062	224,748
PAMCO CLO 1998-1A B2
4.59%	05/01/10	[2,3]	1,298,547	1,168,700
RAAC 2007-RP1 M4
4.60%	05/25/46	[2,3,4]	25,761	7,728
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	3,4,†	1,406,741	590,414
Residential Asset Mortgage Products, Inc. 2007-RZ1 A1
2.67%	02/25/37	[2]	237,603	229,658
Residential Asset Securities Corp. 2007-KS2 AI1
2.67%	02/25/37	[2]	279,289	261,264
Securitized Asset Backed Receivables LLC Trust 2005-FR3 M1
3.07%	04/25/35	[2]	7,000,000	4,969,779
Soundview NIM Trust 2007-OPT1 N
9.00%	06/25/37	[3]	2,917,886	1,167,155
Specialty Underwriting & Residential Finance 2004-BC4 A2C
3.09%	10/25/35	[2]	2,360,738	2,068,738
Structured Asset Receivables Trust 2003-1
4.43%	01/21/10	[3]	509,274	501,635
Structured Asset Receivables Trust 2003-2
4.33%	01/21/09	[3]	585,303	576,524
Structured Asset Receivables Trust 2005-1
4.43%	01/21/15	[3]	14,289,024	13,717,461
Terwin Mortgage Trust 2004-7HE A1
3.15%	07/25/34	[2,3]	122,539	107,691
Terwin Mortgage Trust 2005-11 1M2 (STEP)
4.50%	11/25/36	3,4,†	3,500,000	1,154,316
Terwin Mortgage Trust 2005-5SL B4
6.00%	05/25/35	3,4,†	273,458	2,598
Terwin Mortgage Trust 2006-8 1A2
5.00%	08/25/37	[2,3,4]	2,000,000	424,744
Terwin Mortgage Trust 2007-3SL AX (IO)
0.00%	05/25/38	2,3,4,5,†	18,996,000	85,474
Terwin Mortgage Trust 2007-3SL CE2
0.00%	05/25/38	3,4,†	111,560,000	11,118
Terwin Mortgage Trust 2007-9SL M1
5.10%	06/25/38	[2,3,4]	1,000,000	451,100
Terwin Mortgage Trust NIM 2007-4 N1
10.00%	05/25/38	[3,4]	1,157,719	174,907
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[2]	585	392
Vertical CDO Ltd. 2007-1A A1J
3.81%	04/10/47	[2,3,4]	3,300,000	32,999

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Wells Fargo Home Equity Trust 2007-2 M1
2.97%	04/25/37	[2]	$5,000,000	$1,501,562

Total Asset-Backed Securities (Cost $180,149,077)				124,940,380

CORPORATES — 19.60%*
Automotive — 0.50%
General Motors Corp.
7.38%	05/23/48		2,600,000	1,599,000

Banking — 1.69%
Bank of America Corp.
8.00%	12/29/49	[2]	1,000,000	1,002,890
Chase Capital II B
3.74%	02/01/27	[2]	1,605,000	1,280,547
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	1,000,000	866,747
JPMorgan Chase Bank NA
8.75%	11/28/21	[2]	2,201,000	2,189,555

				5,339,739

Basic Industry — 0.78%
Barrick Gold Finance Co.
5.80%	11/15/34		667,000	608,104
Noranda Aluminium Holding Corp. (PIK)
10.49%	11/15/14	[3]	2,500,000	1,850,000

				2,458,104

Communications — 0.56%
Dex Media West LLC/Dex Media Finance Co. B
8.50%	08/15/10		1,000,000	977,500
Level 3 Financing, Inc.
8.75%	02/15/17		750,000	573,750
9.25%	11/01/14		250,000	205,625

				1,756,875

Electric — 0.73%
Power Contract Financing LLC
6.26%	02/01/10	[3]	2,245,095	2,304,053

Energy — 0.54%
Southern Union Co.
7.20%	11/01/66	[2]	2,005,000	1,694,225

Finance — 6.35%
Bear Stearns Cos., Inc. (The) (MTN)
3.18%	02/23/10	[2]	3,575,000	3,402,714
Capital One Capital III
7.69%	08/15/36		800,000	627,816
Citigroup Capital XXI
8.30%	12/21/57	[2]	930,000	918,892
Countrywide Financial Corp. (MTN)
2.82%	03/24/09	[2]	4,823,000	4,431,556
4.79%	01/05/09	[2]	575,000	534,353
Countrywide Home Loans, Inc. L (MTN)
3.25%	05/21/08		700,000	686,512
4.00%	03/22/11		1,300,000	1,160,187
Ford Motor Credit Co. LLC
7.13%	01/13/12	[2]	4,000,000	2,961,372
GMAC LLC
5.28%	12/01/14	[2]	4,356,000	2,786,500
7.25%	03/02/11		2,000,000	1,575,690
Residential Capital LLC
3.49%	06/09/08	[2]	1,200,000	954,000

				20,039,592

Insurance — 0.69%
Fairfax Financial Holdings Ltd.
6.88%	04/15/08		1,250,000	1,246,875
Farmers Exchange Capital
7.05%	07/15/28	[3]	1,000,000	920,555

				2,167,430

Real Estate Investment Trust (REIT) — 0.73%
HCP, Inc.
7.07%	06/08/15		500,000	479,534
HRPT Properties Trust
3.40%	03/16/11	[2]	750,000	725,729
Shurgard Storage Centers LLC
7.75%	02/22/11		1,000,000	1,099,897

				2,305,160

Secured Assets — 0.28%
Ingress I Ltd. B-A
7.38%	03/30/40	[3]	1,000,000	875,004

Transportation — 6.75%
American Airlines, Inc. 1999-1 A1
6.86%	10/15/10	[2]	19,821	19,796
American Airlines, Inc. 2001-2 A1
6.98%	04/01/11	[2,6]	65,495	64,758
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15	[6]	7,354,914	6,840,070
Continental Airlines, Inc. 2007-1 B
6.90%	04/19/22		2,650,000	2,279,000
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11	[6,7]	11,070,000	10,921,381
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		1,200,000	1,176,000
United Air Lines, Inc. 2001-1 A1
6.07%	03/01/13	[6]	2,434	2,443

				21,303,448

Total Corporates (Cost $66,131,520)				61,842,630

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
BANK LOANS — 9.88%*
Automotive — 0.67%
General Motors Corp. Strip II
7.75%	07/20/11	[8]	$2,500,000	$2,121,250

Basic Industry — 0.31%
Murray Bank Loan 3rd Lien
17.40%	07/28/11	[4,8]	1,064,794	984,935

Communications — 1.89%
Cebridge 2nd Lien (PIK)
9.24%	05/05/14	[8]	4,849,723	3,666,390
Charter Communications, Inc. Term Loan 3rd Lien
5.17%	09/06/14	[8]	3,000,000	2,304,999

				5,971,389

Consumer Discretionary — 0.96%
Tribune - Bridge Unsecured Delayed Drawing Term Loan
7.04%	12/31/08	[8]	1,523,810	1,370,612
Tribune 1st Lien Term Loan B
5.54%	05/24/14	[8]	2,482,494	1,669,921

				3,040,533

Electric — 1.09%
Boston Generating LLC 1st Lien
4.89%	12/19/13	[8]	2,970,776	2,610,037
TPF Generation Holdings LLC 2nd Lien
6.95%	12/15/14	[8]	1,000,000	810,000

				3,420,037

Finance — 0.69%
Kelson 2nd Lien (PIK)
9.20%	03/01/14	[8]	2,455,229	2,160,602

Health Care — 1.65%
Carestream Health, Inc. Term Loan
9.40%	10/30/13	[8]	2,250,000	1,620,000
HCA Term Loan A
4.70%	11/18/12	[8]	3,915,592	3,567,519

				5,187,519

Insurance — 0.27%
Asurion Corp. Term Loan
6.10%	07/13/14	[8]	1,000,000	851,667

Transportation — 2.35%
Northwest Air Dip
4.87%	05/21/12	[8]	4,960,000	3,997,760
Swift Transportation Co., Inc. Term Loan
3.71%	05/06/14	[8]	3,267,442	2,464,586
United Air Lines, Inc.
4.67%	02/01/14	[8]	1,218,943	955,346

				7,417,692

Total Bank Loans (Cost $37,860,059)				31,155,624

MORTGAGE-BACKED — 33.89%**
Commercial Mortgage-Backed — 7.29%
Bayview Commercial Asset Trust 2007-1 A1
2.82%	03/25/37	[2,3]	5,266,883	4,397,849
Bear Stearns Commercial Mortgage Securities 2006-PW14 AM
5.24%	12/11/38	[7]	10,000,000	8,941,202
CS First Boston Mortgage Securities Corp. 2005-C5 AM
5.10%	08/15/38	[2,7]	9,655,000	9,192,663
FMAC Loan Receivables Trust 1998-CA A2
6.66%	01/15/12	[3,6]	35,896	34,079
Structured Asset Securities Corp. 1996-CFL H
7.75%	02/25/28	[3]	421,062	421,742

				22,987,535

Non-Agency Mortgage-Backed — 17.79%
Banco de Credito Y Securitizacion SA 2001-1 AF
8.00%	05/31/10	[3,4]	1,044,967	282,141
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	[3,4]	11,473	3,098
Citigroup Commercial Mortgage Trust 2006-C4 AM
5.72%	03/15/49	[2,7]	5,400,000	5,048,624
Countrywide Alternative Loan Trust 2005-14 4X (IO)
3.85%	05/25/35	4,9,†	2,915,468	65,621
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.79%	05/20/46	[4]	42,029,401	1,993,412
Countrywide Alternative Loan Trust 2006-OA9 X1P (IO)
2.89%	07/20/46	[4]	80,257,247	3,917,436
Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A
5.27%	04/19/47	[2]	1,836,045	1,377,033
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.45%	03/19/35	[4,9]	6,705,548	140,397
Harborview Mortgage Loan Trust 2005-12 X2A (IO)
0.58%	10/19/35	[2,4]	28,778,962	278,796
Harborview Mortgage Loan Trust 2006-1 X1 (IO)
3.88%	03/19/37	[2,4]	26,617,395	1,106,285
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
4.24%	05/19/47	[2,4]	53,846,921	2,153,877
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
0.68%	12/25/34	[4,9]	1,686,267	23,713
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
3.00%	08/25/34	[2]	434,473	384,764

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
LB-UBS Commercial Mortgage Trust 2006-C3 AM
5.71%	03/15/39	[2,7]	$5,145,000	$4,813,853
Lehman XS Net Interest Margin Notes 2006-2N A1
7.00%	02/27/46	[3]	82,122	81,712
Lehman XS Trust 2007-12N 1A3A
2.80%	07/25/47	[2]	10,120,000	6,143,359
Morgan Stanley Capital I 2006-HQ9 AM
5.77%	07/12/44	[2]	10,000,000	9,297,440
Morgan Stanley Capital I 2006-IQ12 AM
5.37%	12/15/43		11,000,000	9,870,127
Terwin Mortgage Trust NIM 2007-2 N1
7.50%	04/25/38	[3,4]	2,849,942	357,272
Washington Mutual Mortgage Pass-Through Certificates 2006-AR9 1XPP (IO)
0.00%	08/25/46	[4]	256,561,919	1,844,039
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
0.00%	02/25/47	[4]	216,111,600	2,633,860
Washington Mutual Mortgage Pass-Through Certificates 2007-OA2 1XPP (IO)
0.00%	03/25/47	[4]	216,025,065	2,632,806
Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 CXPP (IO)
0.00%	04/25/47	[4]	135,452,131	1,481,508
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		161,128	167,162

				56,098,335

U.S. Agency Mortgage-Backed — 8.81%
Fannie Mae 1993-80 S
7.67%	05/25/23	[2]	23,905	25,021
Fannie Mae 1997-44 SB (IO)
3.03%	06/25/08	[2]	27,858	63
Fannie Mae 2000-45 SA (IO)
5.18%	12/18/30	[2,7]	3,850,713	374,170
Fannie Mae 2001-42 SB
8.50%	09/25/31	[2]	2,779	2,950
Fannie Mae 2003-107 SQ (IO)
5.05%	05/25/33	[2]	598,099	35,527
Fannie Mae 2003-124 (IO)
5.25%	03/25/31		271,358	29,953
Fannie Mae 2003-124 TS
9.80%	01/25/34	[2]	54,776	59,014
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32	[7]	2,524,549	312,354
Fannie Mae 2003-67 IH (IO)
5.00%	01/25/25		614,012	8,717
Fannie Mae 2003-85 IP (IO)
5.50%	12/25/28		131,573	8,402
Fannie Mae 2005-47 SL
7.50%	06/25/35	[2,7]	1,635,597	1,592,962
Fannie Mae 2007-34 SB (IO)
3.51%	04/25/37	2,4,7,†	56,689,824	4,047,122
Fannie Mae Pool 555312
6.61%	01/01/33	[2,7]	454,901	461,750
Freddie Mac 1602 SN
10.09%	10/15/23	[2]	14,590	18,513
Freddie Mac 2451 SP
10.74%	05/15/09	[2]	9,054	9,558
Freddie Mac 2527 TI (IO)
6.00%	02/15/32	[7]	799,922	90,264
Freddie Mac 2561 BX (IO)
5.00%	05/15/17	[7]	1,822,536	155,187
Freddie Mac 2587 IH (IO)
5.00%	08/15/25		1,245,907	17,830
Freddie Mac 2596 IJ (IO)
5.00%	01/15/17		704,892	45,077
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		194,376	34,039
Freddie Mac 2657 LX (IO)
6.00%	05/15/18	[7]	1,074,436	95,635
Freddie Mac 2692 EI (IO)
5.50%	08/15/33		261,436	30,553
Freddie Mac 2764 CT
7.50%	03/15/34	[2,7]	484,270	462,986
Freddie Mac 2764 SH
7.50%	03/15/34	[2,7]	300,955	296,533
Freddie Mac 2827 JT
8.50%	12/15/32	[2,7]	169,585	172,622
Freddie Mac 2856 ST
7.00%	09/15/23	[2,7]	737,961	750,285
Freddie Mac 3242 SA (IO)
3.53%	11/15/36	2,7,†	62,416,844	4,787,411
Freddie Mac 3260 AS (IO)
3.56%	01/15/37	[2,7]	74,675,774	5,361,407
Freddie Mac 3280 SI (IO)
3.62%	02/15/37	[2,7]	46,720,231	4,211,310
Freddie Mac 3289 SD (IO)
3.30%	03/15/37	[2,7]	25,414,775	1,629,911
Freddie Mac 3430 IA
0.82%	07/15/12	†	111,094,932	1,959,437
Ginnie Mae 2001-31 SJ
19.13%	02/20/31	[2,7]	121,031	145,878
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		201,787	22,057
Ginnie Mae 2003-58 IG (IO)
5.50%	05/17/29		174,155	3,613
Ginnie Mae 2004-34 IA (IO)
5.50%	12/20/31		241,977	3,320

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae 2004-8 SE
9.09%	11/26/23	[2,7]	$526,672	$543,069

				27,804,500

Total Mortgage-Backed (Cost $100,222,067)				106,890,370

Total Bonds – 102.98% (Cost $384,362,723)				324,829,004

			Shares
PREFERRED STOCK — 1.75%
Automotive — 0.04%
Corts Trust for Ford Motor Co.
8.00%	07/16/31		700	10,024
Preferred Plus Trust Ford Motor Co.
8.25%	07/16/31		8,100	127,494

				137,518

Banking — 0.54%
Bank of America Corp.
7.25%			16,500	1,703,312

Communications — 0.37%
Corts Trust for US West Communications
7.50%	11/15/43		7,118	154,816
Preferred Plus Trust Citizens Communications Co.
8.38%			12,100	286,891
Preferred Plus Trust Qwest Capital Funding
7.75%	02/15/31		9,650	189,430
8.00%	02/15/31		19,500	381,030
Preferred Plus Trust Verizon Global Funding Corp.
7.63%	12/01/30		6,100	153,537

				1,165,704

Finance — 0.80%
Citigroup, Inc.
6.50%			52,000	2,468,960
Terwin Mortgage Trust 2005-13SL P
0.00%[3,4,10]			1,000	13,500
Terwin Mortgage Trust 2005-P1 A
0.00%[4,8]			570	256
Terwin Mortgage Trust 2006-1 2P
0.00%[3,4,10]			1,000	8,000
Terwin Mortgage Trust 2006-4SL P
0.00%			410	13,120

				2,503,836

Total Preferred Stock (Cost $9,248,050)				5,510,370

			Contracts
PUT OPTIONS PURCHASED — 0.26%
Banking — 0.04%
Bank of America Corp., Put Strike $30, expires 01/16/10			248	$114,080

Finance — 0.09%
Citigroup, Inc., Put Strike $15, expires 01/16/10			1,040	279,760

U.S. Government — 0.13%
U.S. Long Bond (CBT), Put Strike $117, expires 05/23/08			135	213,047
U.S. Long Bond (CBT), Put Strike $118, expires 05/23/08			45	89,297
U.S. Long Bond (CBT), Put Strike $120, expires 05/23/08			40	121,875
				424,219

Total Put Options Purchased (Cost $972,525)				818,059

CALL OPTIONS PURCHASED — 0.06%
Futures — 0.06%
90 Day Euro Futures, Call Strike $97.375, expires 09/15/08			130	190,125

Total Call Options Purchased (Cost $118,950)				190,125

			Notional Amount (000’s)
PURCHASED SWAPTIONS — 0.53%
Option to enter into a 2-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.00% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.			$40,261,000	1,072,195
Option to enter into a 30-year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.32% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.			5,312,000	606,257

Total Purchased Swaptions (Cost $435,830)				1,678,452

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 21.85%
Commercial Paper — 2.40%
BNP Paribas Finance, Inc.
2.59%[11]	04/25/08	$3,055,000	$3,049,735
General Electric Capital Corp.
2.32%[11]	04/25/08	1,520,000	1,517,649
Rabobank USA Finance Corp.
2.63%[11]	04/28/08	3,020,000	3,014,066

			7,581,450

Money Market Fund — 0.36%
Goldman Sachs Group, Inc. (The), 2.77%		1,147,500	1,147,500

U.S. Agency Discount Notes — 16.02%
Fannie Mae
2.65%[11]	04/23/08	560,000	559,095
2.69%[11]	04/23/08 [7]	1,900,000	1,896,929
2.70%[11]	04/21/08	625,000	624,078
2.70%[11]	04/23/08	535,000	534,135
2.76%[11]	04/23/08	445,000	444,281
2.81%[11]	04/23/08	2,625,000	2,620,757
2.86%[11]	04/23/08	4,205,000	4,198,204
2.86%[11]	04/23/08	520,000	519,160
2.90%[11]	04/23/08	1,800,000	1,797,091
2.92%[11]	04/23/08 [7]	95,000	94,846
2.95%[11]	04/23/08	9,090,000	9,075,308
Federal Home Loan Bank
2.08%[11]	04/18/08	1,795,000	1,793,237
2.12%[11]	04/18/08	380,000	379,620
2.13%[11]	04/23/08	9,085,000	9,073,202
2.14%[11]	04/23/08	2,003,000	2,000,380
2.16%[11]	04/25/08	9,805,000	9,790,881
2.18%[11]	04/28/08	348,000	347,434
2.65%[11]	04/23/08	305,000	304,508
2.71%[11]	04/25/08	550,000	549,010
2.75%[11]	04/23/08	940,000	938,426
2.77%[11]	04/23/08	345,000	344,442
2.77%[11]	04/23/08	450,000	449,241
2.78%[11]	04/23/08	870,000	868,594
Freddie Mac
1.80%[11]	04/25/08 [7]	12,000	11,986
1.83%[11]	04/25/08 [7]	57,000	56,930
2.08%[11]	06/23/08 [7]	1,212,000	1,206,425
2.09%[11]	06/23/08 [7]	44,000	43,798

			50,521,998

U.S. Treasury Bills — 3.07%
0.69%[11]	05/22/08	1,300,000	1,298,723
0.91%[11]	05/22/08	700,000	699,691
1.21%[11]	05/22/08	7,690,000	7,676,818

			9,675,232

Total Short Term Investments (Cost $68,922,551)			68,926,180

Total Investments – 127.43% (Cost $464,060,629)[1]			$401,952,190

Liabilities in Excess of Other Assets – (27.43)%			(86,528,728)

NET ASSETS – 100.00%			$315,423,462

Issues	Shares	Proceeds	Value
SECURITIES SOLD SHORT
AMR Corp.	(3,565)	$(28,671)	$(32,156)
Continental Airlines, Inc., Cl. B	(33,041)	(403,761)	(635,379)

Total Securities Sold Short		$(432,432)	$(667,535)

Counterparty	Maturity Date	Principal Amount	Net Closing Amount
REVERSE REPURCHASE AGREEMENTS — 0.00%
Barclays Bank PLC, 2.55%	04/23/08	$(9,469,000)	$(9,469,000)
Barclays Bank PLC, 2.80%	04/17/08	(6,490,000)	(6,490,000)
Credit Suisse (USA), Inc., 3.75%	04/17/08	(6,488,000)	(6,488,000)
JPMorgan & Co., 2.95%	04/29/08	(15,294,000)	(15,294,000)
Morgan Stanley & Co., Inc., 3.04%	04/23/08	(5,000,000)	(5,000,000)

Total Reverse Repurchase Agreements		$(42,741,000)	$(42,741,000)

Issues	Contracts	Premiums Received	Value
CALL OPTIONS WRITTEN
1 Year Euro Dollar Futures, Call Strike $98.375, expires 09/12/08	(130)	$(59,800)	$(35,750)
90 Day Euro Dollar Futures, Call Strike $97.875, expires 09/15/08	(130)	(54,925)	(83,688)
U.S. Long Bond (CBT), Call Strike $123, expires 05/23/08	(135)	(135,410)	(122,344)
U.S. Long Bond (CBT), Call Strike $125, expires 05/23/08	(85)	(83,722)	(46,484)
U.S. Long Bond (CBT), Call Strike $126, expires 05/23/08	(40)	(39,913)	(16,250)

Total Call Options Written		$(373,770)	$(304,516)

WRITTEN PUT OPTIONS
90 Day Euro Dollar Futures, Written Strike $96.75, expires 09/15/08	(130)	$(41,925)	$(2,438)
U.S. Long Bond (CBT), Put Opt Strike $115, expires 05/23/08	(135)	(286,582)	(126,562)

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Contracts	Premiums Received	Value
WRITTEN PUT OPTIONS (continued)
U.S. Long Bond (CBT), Put Opt Strike $116, expires 05/23/08	(85)	$(180,988)	$(104,922)

Total Written Put Options		$(509,495)	$(233,922)

	Notional Amount (000’s)
WRITTEN SWAPTIONS
Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.25% annually; Option Expiration Date of 05/24/10. Counterparty: Merrill Lynch & Co., Inc.	$(20,000,000)	$(435,815)	$(1,410,086)
Option to enter into a 5-year Swaption Straddle for a 5 year Interest Rate Swap at the then-current at-the-money fixed rate for a fixed-for-floating Interest Rate Swap with an effective date of July 10, 2013; Option Expiration Date of July 7, 2008. Counterparty: Merrill Lynch & Co., Inc.	(4,040,000)	—	(15,554)

Total Written Swaptions		$(435,815)	$(1,425,640)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
105	Euro Dollar Ninety Day, June 2008	$(652,800)
105	Euro Dollar Ninety Day, September 2008	(686,475)
105	Euro Dollar Ninety Day, December 2008	(668,600)
105	Euro Dollar Ninety Day, March 2009	(665,313)
129	Euro Dollar Ninety Day, June 2009	(611,039)
130	Euro Dollar Ninety Day, September 2009	(567,300)
130	Euro Dollar Ninety Day, December 2009	(505,813)
31	Euro Dollar Ninety Day, March 2010	(124,885)
62	U.S. Treasury Two Year Note, June 2008	14,335
95	U.S. Treasury Five Year Note, June 2008	(188,057)
118	U.S. Treasury Ten Year Note, June 2008	(514,133)
41	U.S. Treasury Thirty Year Note, June 2008	(147,694)

	Net unrealized depreciation	$(5,317,774)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.75% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.	03/09/17	$8,000	$1,453,132
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.35% semi-annually. Counterparty: Merrill Lynch & Co., Inc.	04/19/17	7,000	1,342,039
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 8.52% annually. Counterparty: Merrill Lynch & Co., Inc.	05/09/17	2,000	426,844
The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/18/17	16,000	372,502
The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/24/17	3,330	111,194
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 9.15% annually. Counterparty: Merrill Lynch & Co., Inc.	05/25/17	5,000	1,067,697
The Fund pays a fixed rate equal to 5.42% semi-annually and the Fund receives a floating rate based on 3-month USD LIBOR. Counterparty: CS First Boston	05/25/17	49,440	(6,246,416)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 9.28% annually. Counterparty: Lehman Brothers Holdings, Inc.	06/05/17	5,000	1,280,363
The Fund pays a fixed rate equal to 5.03% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/16/17	1,670	(20,710)
The Fund pays a fixed rate equal to 5.05% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	10/16/17	1,660	(13,838)

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a fixed rate equal to 5.00% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/18/17	$1,670	$(16,577)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.	01/31/22	3,000	13,028
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan Chase & Co.	03/26/22	5,930	(116,614)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.16% quarterly. Counterparty: Lehman Brothers Holdings, Inc.	05/25/22	5,000	23,812
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.88% quarterly. Counterparty: Lehman Brothers Holdings, Inc.	06/04/22	2,000	(22,597)

			$(346,141)

SWAPS: CREDIT DEFAULT (PURCHASED)
The Fund pays a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: CS First Boston	06/20/12	7,500	736,172
The Fund pays a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Bank of America Corp.	06/20/12	1,000	98,151
The Fund pays a fixed rate equal to 2.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/12	2,449	244,008
The Fund pays a fixed rate equal to 2.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/12	8,816	878,430
The Fund pays a fixed rate equal to 2.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: JPMorgan Chase & Co.	06/20/12	2,449	244,008
The Fund pays a fixed rate equal to 1.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 7, due 06/20/12. Counterparty: JPMorgan Chase & Co.	06/20/12	2,000	69,468
The Fund pays a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: JPMorgan Chase & Co.	09/20/12	750	125,752
The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Morgan Stanley	09/20/12	2,500	123,667
The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.	09/20/12	2,500	188,355
The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Citigroup, Inc.	12/20/12	500	22,954
The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: CS First Boston	12/20/12	400	(76)
The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.	12/20/12	45	(176)
The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.	12/20/12	100	(503)
The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	12/20/12	155	(549)
The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc.	12/20/12	700	20,305
The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: Morgan Stanley	12/20/12	1,050	25,872

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)
The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc. 6.95%, due 03/15/28. Counterparty: UBS AG	12/20/12	$700	$16,637
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.	12/20/12	1,025	45,382
The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	1,250	56,410
The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX EM, 8.175%, due 12/20/12. Counterparty: Barclays Capital, Inc.	12/20/12	2,500	66,278
The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series EM 8.175%, due 12/20/12. Counterparty: Barclays Capital, Inc.	12/20/12	3,000	80,447
The Fund pays a fixed rate equal to 3.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Dow Jones CDX Series 9, due 12/20/12. Counterparty: Lehman Brothers Holdings, Inc.	12/20/12	3,960	421,915
The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	700	29,485
The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	475	18,483
The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.	12/20/12	300	7,073
The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: CS First Boston	12/20/12	375	9,170
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc.	12/20/12	1,000	21,822
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc. 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.	12/20/12	750	16,366
The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG	12/20/12	1,000	77,361
The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc. 6.125%, due 12/01/12. Counterparty: UBS AG	12/20/12	1,300	96,916
The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley	12/20/12	1,100	57,128
The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc. 6.625%, due 04/01/11. Counterparty: Morgan Stanley	12/20/12	750	35,683
The Fund pays a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 7.88%, due 08/01/11. Counterparty: UBS AG	12/20/12	2,000	188,821
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Deutsche Bank AG	03/20/13	300	(6,603)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Morgan Stanley	03/20/13	300	(6,605)
The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston	03/20/13	825	(41,233)
The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	03/20/13	800	(27,925)
The Fund pays a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest Airlines Co. 6.50%, due 03/01/12. Counterparty: UBS AG	03/20/14	3,000	203,209

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)
The Fund pays a fixed rate equal to 0.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Gannett Co., Inc. 6.38%, due 04/01/12. Counterparty: CS First Boston	06/20/14	$5,000	$417,239
The Fund pays a fixed rate equal to 1.67% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc. 5.38%, due 06/15/12. Counterparty: CS First Boston	06/20/14	4,000	335,898
The Fund pays a fixed rate equal to 0.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: UBS AG	09/20/14	5,000	185,586
The Fund pays a fixed rate equal to 0.43% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston	09/20/14	2,500	144,324
The Fund pays a fixed rate equal to 1.16% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lehman Brothers Holdings 6.625%, due 01/18/12. Counterparty: Barclays Capital, Inc.	12/20/14	4,560	386,937
The Fund pays a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.88%, due 11/15/12. Counterparty: UBS AG	12/20/14	2,500	46,153
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Gannett Co., Inc. 6.38%, due 04/01/12. Counterparty: Bear Stearns Cos., Inc.	12/20/14	2,500	205,275
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Citigroup, Inc.	03/20/15	600	(21,164)
The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	03/20/15	800	(24,864)
Pay a fixed rate equal to 2.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the SABR 2005-EC1 B3, 7.22%, due 01/25/35. Counterparty: Bear Stearns Cos., Inc.	01/25/35	223	77,291
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-06-2, due 05/25/46. Counterparty: Citigroup, Inc.	05/25/46	3,000	2,486,280
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-A 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	750	621,570

			$9,002,583

SWAPS: CREDIT DEFAULT (WRITTEN)
The Fund receives a fixed rate equal to 1.70% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Ford Motor Credit Co. LLC 7.00%, due 10/01/13. Counterparty: UBS AG	06/20/08	5,000	(58,769)
The Fund receives a fixed rate equal to 1.60% and the Fund will pay to the counterparty at par including interest accrued in the event of default of Wachovia Corp. 3.625%, due 02/17/09. Counterparty: CS First Boston	03/20/09	1,200	7
The Fund receives a fixed rate equal to 1.75% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/12	2,500	(302,992)
The Fund receives a fixed rate equal to 1.75% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/12	9,000	(1,090,772)
The Fund receives a fixed rate equal to 1.75% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 8, due 06/20/12. Counterparty: JPMorgan Chase & Co.	06/20/12	2,500	(302,992)
The Fund receives a fixed rate equal to 0.50% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the AMSI 2004-R7 A4, 5.84%, due 08/25/34. Counterparty: Deutsche Bank AG	07/25/34	1,666	79,266
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	505	(400,541)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston	08/25/37	5,890	(2,571,633)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.	08/25/37	595	(471,924)

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	$495	$(392,609)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	495	(392,609)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	2,395	(1,899,594)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.	08/25/37	5,000	(3,965,750)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	1,860	(1,475,501)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	745	(590,994)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	495	(392,674)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	3,400	(2,697,152)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 08/25/37. Counterparty: Citigroup, Inc.	01/25/38	1,285	(1,019,365)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	2,165	(1,717,451)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	3,070	(1,481,500)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	13,000	(6,265,220)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Deutsche Bank AG	01/25/38	1,320	(1,160,544)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	180	(158,256)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	1,685	(1,470,500)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	165	(143,996)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	1,065	(844,843)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	3,000	(2,529,030)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: CS First Boston	01/25/38	3,350	(2,824,084)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	3,350	(2,824,083)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	750	(632,258)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	3,015	(2,541,675)

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	$1,250	$(1,053,762)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	130	(103,126)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	1,740	(1,008,904)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	870	(504,452)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	12,500	(7,247,875)
The Fund receives a fixed rate equal to 1.47% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the CMBX-NA-AJ-3, due 12/13/39. Counterparty: Lehman Brothers Holdings, Inc.	12/13/49	2,650	(481,915)

			$(52,940,072)

Notes:

[1]	Cost for Federal income tax purposes is $464,526,723 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$12,864,757
Gross unrealized depreciation	(75,439,290)

Net unrealized (depreciation)	$(62,574,533)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2008.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2008 was $83,223,557 representing 26.38% of total net assets.

[4]	Illiquid security.
[5]	Security is currently in default with regards to scheduled interest or principal payments.
[6]	Expected maturity date.
[7]	Securities, or a portion there of, pledged as collateral for futures, written options and reverse repurchase agreements.
[8]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
07/03/07	Asurion Corp. Term Loan, 6.10%, 07/13/14	$991,029	$851,667	0.27%
12/19/06	Boston Generating LLC 1st Lien, 0.00%, 12/19/13	2,970,776	2,610,038	0.83%
04/12/07	Carestream Health, Inc. Term Loan, 9.40%, 10/30/13	2,267,963	1,620,000	0.51%
06/30/06	Cebridge 2nd Lien (PIK), 9.24%, 05/05/14	4,999,873	3,666,390	1.16%
03/05/07	Charter Communications, Inc. Term Loan 3rd Lien, 5.17%, 09/06/14	3,001,100	2,304,999	0.73%
09/26/07	General Motors Corp. Strip II, 0.50%, 07/20/11	2,306,250	2,121,250	0.67%
10/10/07	HCA Term Loan A, 4.70%, 11/18/12	3,807,641	3,567,519	1.13%
03/07/07	Kelson - 2nd Lien (PIK), 9.20%, 03/01/14	2,428,347	2,160,601	0.69%
08/09/06	Murray Bank Loan 3rd Lien, 24.24%, 07/28/11	1,064,794	984,935	0.31%
08/21/06	Northwest Air Dip, 4.87%, 05/21/12	4,941,184	3,997,760	1.27%
05/14/07	Swift Transportation Co., Inc. Term Loan, 3.71%, 05/06/14	2,938,163	2,464,586	0.78%
12/21/06	TPF Generation Holdings LLC - 2nd Lien, 0.00%, 12/15/14	1,000,000	810,000	0.26%
05/24/07	Tribune - Bridge Unsecured Delayed Drawing Term Loan, 7.04%, 12/31/08	1,523,810	1,370,612	0.44%
05/17/07	Tribune 1st Lien Term Loan B, 5.54%, 05/24/14	2,400,187	1,669,921	0.53%
02/01/07	United Air Lines, Inc., 4.69%, 02/01/14	1,218,943	955,346	0.30%

		$37,860,060	$31,155,624	9.88%

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2008.
[10]	Non-income producing security.
[11]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $15,778,581 which is 5.00% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(CBT): Chicago Board of Trade

(DIP): Defaulted interest payment

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium term note

(PIK): Paid in kind

(STEP): Step coupon bond

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
BONDS – 87.85%
ASSET-BACKED SECURITIES — 28.47%**
ACE Securities Corp. 2004-FM1 B1A
7.85%	09/25/33	[2]	$17,188	$3,709
ACE Securities Corp. 2006-SL1 A
2.76%	09/25/35	[2]	409,110	271,252
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
3.18%	12/28/40	[2,3]	2,400,000	2,111,999
Bear Stearns Asset Backed Securities Trust 2000-2 M1 (STEP)
8.04%	08/25/30		100,723	100,648
Carrington Mortgage Loan Trust 2006-NC1 A2
2.76%	01/25/36	[2]	2,200,000	2,160,822
Carrington Mortgage Loan Trust 2007-FRE1 A1
2.72%	02/25/37	[2]	557,753	525,881
Castle Trust 2003-1AW A1
3.57%	05/15/27	[2,3]	680,151	680,070
Citigroup Mortgage Loan Trust, Inc. 2006-WFH2 A2A
2.75%	08/25/36	[2]	2,483,000	2,077,186
Conseco Finance 2002-C BF2
8.00%	06/15/32	[2,3]	581,911	529,539
Contimortgage Home Equity Trust 1999-3 A6 (STEP)
8.18%	12/25/29		1,063,199	1,059,900
Countrywide Asset-Backed Certificates 2004-1 M2
3.15%	03/25/34	[2]	2,250,000	1,740,086
Countrywide Asset-Backed Certificates 2005-13 AF1
2.73%	04/25/36	[2]	10,056	10,041
Countrywide Asset-Backed Certificates 2006-25 2A1
2.67%	06/25/37	[2]	1,704,355	1,652,517
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2A (STEP)
5.89%	02/25/37		1,208,042	1,197,471
Embarcadero Aircraft Securitization Trust 2000-A A1
3.30%	08/15/25	[2,3]	815,599	685,103
First Franklin Mortgage Loan Asset Backed Certificates 2005-FF2 M1
3.00%	03/25/35	[2]	1,450,000	1,354,813
First Franklin Mortgage Loan Asset Backed Certificates 2007-FF2 A2A
2.65%	03/25/37	[2]	1,084,027	1,040,154
Genesis Funding Ltd. 2006-1A G1
2.80%	12/19/32	[2,3]	1,750,000	1,400,000
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
3.04%	06/25/30	[2]	595,134	525,225
GMAC Mortgage Corp. Loan Trust 2001-HLT2 AII (STEP)
6.05%	04/25/27		102,113	101,797
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		74,094	51,312
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		158,351	123,883
Green Tree Home Improvement Loan Trust 1996-B A
6.45%	10/15/15		3,671	3,668
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		89,753	75,549
Greenpoint Mortgage Funding Trust 2005-HE2 A1
3.02%	04/15/30	[2]	7,868	7,865
GSAMP Trust 2004-FM1 M2
4.70%	11/25/33	[2]	748,016	613,965
GSAMP Trust 2006-HE8 A2A
2.67%	01/25/37	[2]	572,428	549,889
GSAMP Trust 2007-FM1 A2A
2.67%	12/25/36	[2]	1,261,779	1,211,323
GSAMP Trust 2007-HE2 A2A
3.26%	03/25/47	[2]	918,367	854,473
Home Equity Asset Trust 2005-6 1A2
2.88%	12/25/35	[2]	1,631,675	1,481,517
Home Equity Asset Trust 2007-3 2A2
2.78%	08/25/37	[2]	2,400,000	2,114,749
IndyMac Home Equity Loan Asset-Backed Trust 2002-A M1
3.72%	05/25/33	[2]	750,433	653,954
IndyMac Residential Asset Backed Trust 2006-A A2
2.75%	03/25/36	[2]	1,687,753	1,647,963
Inman Square Funding Ltd. 2005-2A I
5.10%	10/06/40	[2,3]	2,395,515	1,485,219
Mego Mortgage Home Loan Trust 1997-4 M1 (STEP)
8.00%	09/25/23		46,408	46,261
Merrill Lynch First Franklin Mortgage Loan Trust 2007-1 A2A
2.72%	04/25/37	[2]	1,500,783	1,455,291
Morgan Stanley ABS Capital I 2007-NC3 A2A
2.66%	05/25/37	[2]	1,929,007	1,865,409
Oakwood Mortgage Investors, Inc. 2002-B A1
3.05%	05/15/13	[2]	138,972	117,464
Option One Mortgage Loan Trust 2003-2 A2
2.90%	04/25/33	[2]	126,593	115,708
Renaissance Home Equity Loan Trust 2006-4 AV1
2.67%	01/25/37	[2]	2,343,346	2,260,230
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	3,4,†	335,454	140,791

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Residential Asset Mortgage Products, Inc. 2006-RZ5 A1B
2.70%	08/25/46	[2]	$1,776,445	$1,693,379
Residential Funding Mortgage Securities II, Inc. 2006-HSA2 AI1
2.71%	03/25/36	[2]	573,097	532,026
Resmae Mortgage Loan Trust 2006-1 A1B
2.87%	02/25/36	[2,3]	423,059	373,493
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
2.73%	05/25/37	2,†	2,275,146	2,132,449
SG Mortgage Securities Trust 2006-FRE1 A1B
2.87%	02/25/36	[2]	328,230	294,818
Structured Asset Receivables Trust 2003-1
4.43%	01/21/10	[3]	669,696	659,650
Structured Asset Receivables Trust 2003-2
4.33%	01/21/09	[3]	243,243	239,594
Structured Asset Receivables Trust 2005-1
4.43%	01/21/15	[3]	2,342,303	2,248,611
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	3,4,†	15,392,178	169,304
Terwin Mortgage Trust 2005-7SL A1
2.87%	07/25/35	[2,3]	118,460	114,666
UCFC Home Equity Loan 1998-D MF1
6.91%	04/15/30		319,749	309,866

Total Asset-Backed Securities (Cost $49,254,654)				44,872,552

CORPORATES — 23.91%*
Banking — 1.34%
BAC Capital Trust XV
3.88%	06/01/56	[2]	275,000	205,155
Banponce Trust I A
8.33%	02/01/27		900,000	882,932
Chase Capital II B
3.74%	02/01/27	[2]	750,000	598,387
JPMorgan Chase Bank NA
7.59%	03/28/22	[2]	445,000	433,118

				2,119,592

Communications — 0.50%
Sprint Capital Corp.
6.13%	11/15/08		800,000	794,117

Consumer Products — 0.64%
SABMiller PLC
3.00%	07/01/09	[2,3]	1,000,000	1,003,200

Electric — 5.41%
Centerpoint Energy, Inc. B
5.88%	06/01/08		850,000	846,813
Dominion Resources, Inc./Virginia
3.25%	11/14/08	[2]	1,750,000	1,741,226
Entergy Gulf States, Inc.
3.74%	12/08/08	[2,3]	1,500,000	1,504,130
Florida Power Corp.
3.47%	11/14/08	[2]	1,430,000	1,429,133
Midwest Generation LLC
8.30%	07/02/09		1,052,174	1,073,217
Power Contract Financing LLC
6.26%	02/01/10	[3]	399,627	410,121
Reliant Energy, Inc.
6.75%	12/15/14		700,000	715,750
TECO Energy, Inc.
5.24%	05/01/10	[2]	800,000	808,000

				8,528,390

Finance — 8.30%
Bear Stearns Cos., Inc. (The)
3.46%	04/29/08	[2]	850,000	846,989
Bear Stearns Cos., Inc. (The) (MTN)
3.16%	08/21/09	[2]	800,000	733,613
3.18%	02/23/10	[2]	275,000	261,747
Countrywide Financial Corp. (MTN)
2.82%	03/24/09	[2]	1,400,000	1,286,373
4.79%	01/05/09	[2]	600,000	557,586
Ford Motor Credit Co. LLC
5.83%	01/15/10	[2]	2,060,000	1,723,670
7.13%	01/13/12	[2]	766,000	567,103
GMAC LLC
5.28%	12/01/14	[2]	2,228,000	1,425,234
Lehman Brothers Holdings, Inc. (MTN)
3.17%	11/16/09	[2]	1,200,000	1,145,596
4.17%	07/18/11	[2]	620,000	551,351
MBNA Capital A
8.28%	12/01/26		800,000	832,563
MBNA Capital B
4.04%	02/01/27	[2]	761,000	636,934
Merrill Lynch & Co., Inc. C (MTN)
3.40%	02/06/09	[2]	900,000	878,042
Residential Capital LLC
3.49%	06/09/08	[2]	248,000	197,160
Toyota Motor Credit Corp. (MTN)
8.00%	10/24/13	[2]	1,458,000	1,446,628

				13,090,589

Health Care — 0.77%
Cardinal Health, Inc.
2.96%	10/02/09	[2]	1,245,000	1,212,523

Real Estate Investment Trust (REIT) — 4.46%
BRE Properties, Inc.
5.75%	09/01/09		325,000	325,873
Developers Diversified Realty Corp.
3.88%	01/30/09		1,300,000	1,280,802

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
First Industrial LP
5.25%	06/15/09		$405,000	$403,934
HCP, Inc. (MTN)
3.25%	09/15/08	[2]	2,650,000	2,598,034
HRPT Properties Trust
3.40%	03/16/11	[2]	604,000	584,453
Mack-Cali Realty LP
7.25%	03/15/09		500,000	506,236
Simon Property Group LP
4.88%	08/15/10		1,000,000	998,617
7.13%	02/09/09		320,000	326,325

				7,024,274

Transportation — 2.49%
Air 2 US A
8.03%	10/01/19	[3,5]	242,317	220,509
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15	[5]	912,692	848,803
Continental Airlines, Inc. 1998-3
6.32%	11/01/08		454,000	449,460
Delta Air Lines, Inc. 2001-1 A1
6.62%	03/18/11	[5]	1,680,547	1,648,593
United Air Lines, Inc. 2000-2 A1
7.03%	10/01/10	[5]	422,036	417,815
United Air Lines, Inc. 2001-1
6.20%	09/01/08	[5]	340,218	339,368

				3,924,548

Total Corporates (Cost $39,359,775)				37,697,233

BANK LOANS — 4.11%*
Automotive — 0.62%
Delphi Dip 2nd Lien
6.75%	07/01/08	[6]	1,000,000	984,286

Communications — 0.48%
Cebridge 2nd Lien
7.74%	05/05/14		1,000,000	763,125

Consumer Discretionary — 0.42%
Tribune 1st Lien Term Loan B
5.54%	05/24/14	[6]	992,500	667,634

Finance — 0.60%
Kelson 1st Lien
5.95%	03/16/13	[6]	1,000,000	942,083

Health Care — 1.13%
Community Health Systems, Inc. 1st Lien
5.34%	07/25/14	[6]	953,428	880,912
HCA Term Loan A
4.70%	11/18/12	[6]	978,898	891,880

				1,772,792

Transportation — 0.86%
Northwest Air Dip
4.87%	05/21/12	[6]	990,000	797,940
United Air Lines, Inc.
4.67%	02/01/14	[6]	712,222	558,204

				1,356,144

Total Bank Loans
(Cost $7,591,905)				6,486,064

MORTGAGE-BACKED — 31.36%**
Commercial Mortgage-Backed — 7.44%
Bayview Commercial Asset Trust 2004-1 A
2.96%	04/25/34	[2,3]	1,673,469	1,422,448
Bayview Commercial Asset Trust 2004-2 A
3.03%	08/25/34	[2,3]	1,543,666	1,385,805
Bayview Commercial Asset Trust 2005-2A A1
2.91%	08/25/35	[2,3]	828,427	772,780
Bayview Commercial Asset Trust 2007-1 A1
2.82%	03/25/37	[2,3]	2,809,004	2,345,520
Bayview Commercial Asset Trust 2007-3 A1
2.84%	07/25/37	2,3,†	3,084,253	2,832,576
Commercial Mortgage Asset Trust 1999-C1 A3
6.64%	01/17/32		1,783,112	1,802,392
CS First Boston Mortgage Securities Corp. 2000-C1 A2
7.55%	04/15/62		1,137,641	1,173,243

				11,734,764

Non-Agency Mortgage-Backed — 17.21%
Alliance Bancorp Trust 2007-OA1 A1
2.84%	07/25/37	[2]	3,028,436	2,315,662
American Home Mortgage Assets 2006-2 2A1
2.79%	09/25/46	[2]	1,971,160	1,548,954
Chase Mortgage Finance Corp. 2007-A2 2A3
4.24%	07/25/37	2,†	2,387,686	2,377,423
Chevy Chase Mortgage Funding Corp. 2004-1A A1
2.88%	01/25/35	[2,3]	890,564	789,847
Chevy Chase Mortgage Funding Corp. 2005-2A A1
2.78%	05/25/36	[2,3]	997,647	801,260
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.13%	02/25/34	[2]	774,473	706,093
Countrywide Alternative Loan Trust 2005-14 4X (IO)
3.85%	05/25/35	4,7,†	1,900,261	42,771
Countrywide Alternative Loan Trust 2005-27 2A1
5.59%	08/25/35	[2]	1,152,987	807,091

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust 2005-59 1A1
3.45%	11/20/35	[2]	$1,258,457	$997,987
Countrywide Alternative Loan Trust 2005-61 2A1
2.88%	12/25/35	[2]	603,561	495,507
Countrywide Alternative Loan Trust 2005-72 A1
2.87%	01/25/36	[2]	990,903	772,757
Countrywide Alternative Loan Trust 2006-OA12 A2
2.75%	09/20/46	[2]	2,276,099	1,638,373
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.79%	05/20/46	[4]	6,067,255	287,764
Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A
5.27%	04/19/47	[2]	2,448,060	1,836,045
Harborview Mortgage Loan Trust 2005-1 X (IO)
1.45%	03/19/35	[4,7]	2,429,837	50,875
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
2.99%	12/25/34	[2]	312,409	282,213
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
0.68%	12/25/34	[4,7]	1,067,562	15,013
IndyMac Index Mortgage Loan Trust 2004-AR7 A2
3.03%	09/25/34	[2]	220,926	203,381
Lehman XS Trust 2007-12N 1A3A
2.80%	07/25/47	[2]	4,000,000	2,428,205
MASTR Seasoned Securities Trust 2004-1 4A1
7.03%	10/25/32	[2]	326,646	307,852
MASTR Seasoned Securities Trust 2005-1 4A1
5.97%	10/25/32	[2]	739,747	705,860
Residential Accredit Loans, Inc. 2002-QS17 NB1
6.00%	11/25/32		74,700	74,727
Residential Accredit Loans, Inc. 2005-QO3 A1
3.00%	10/25/45	[2]	2,470,627	1,929,443
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.13%	03/25/16		354,894	362,457
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
6.89%	12/27/35	[2]	2,217,216	1,835,619
Structured Asset Securities Corp. 2002-5A 6A
6.29%	04/25/32	[2]	25,452	25,298
Summit Mortgage Trust 2000-1 B5
6.67%	12/28/12	[2,3]	164	167
Terwin Mortgage Trust NIM 2007-2 N1
7.50%	04/25/38	[3,4]	1,481,970	185,781
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
5.10%	04/25/47	[2]	1,803,355	1,217,181
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
6.57%	01/25/33	[2]	116,006	112,923
Washington Mutual Mortgage Pass-Through Certificates 2006-AR4 1A1A
5.27%	05/25/46	[2]	2,126,238	1,594,679
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		370,594	384,473

				27,133,681

U.S. Agency Mortgage-Backed — 6.71%
Fannie Mae 1993-95 SB
15.05%	06/25/08	[2]	159	162
Fannie Mae 1997-91 SL (IO)
7.50%	11/25/23	[2]	415,057	76,652
Fannie Mae 2001-60 JZ
6.00%	03/25/31		8,562	8,561
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		615,744	76,184
Fannie Mae 2003-62 IG (IO)
5.00%	10/25/31		1,000,000	238,827
Fannie Mae 2003-91 IQ (IO)
5.50%	06/25/26		387,900	12,967
Fannie Mae 2006-B2 AB
5.50%	05/25/14		2,521,376	2,568,305
Fannie Mae 2007-83 PA
6.00%	03/25/29		1,909,515	1,947,684
Fannie Mae G-36 ZB
7.00%	11/25/21		4,477	4,800
Fannie Mae Pool 646884
5.50%	05/01/32	[2]	376,564	385,815
Fannie Mae Pool 887714
6.07%	08/01/36	[2]	2,121,052	2,171,967
Freddie Mac 2 L
8.00%	11/25/22		37,892	40,297
Freddie Mac 2080 PJ
6.50%	08/15/28		577,252	606,020
Freddie Mac 2535 LI (IO)
5.50%	08/15/26		53,437	346
Freddie Mac Non Gold Pool 1L0113
7.24%	05/01/35	[2]	607,244	622,808
Freddie Mac Non Gold Pool 788498
6.65%	02/01/30	[2]	542,336	553,443
Freddie Mac Non Gold Pool 847288
5.08%	05/01/34	[2]	871,899	890,986
Ginnie Mae 2004-34 IA (IO)
5.50%	12/20/31		289,103	3,966

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80968
5.63%	07/20/34	[2]	$359,513	$361,402

				10,571,192

Total Mortgage-Backed (Cost $56,897,768)
				49,439,637

Total Bonds – 87.85% (Cost $153,104,102)
				138,495,486

			Shares
PREFERRED STOCK — 0.27%
Finance — 0.27%
Woodbourne Pass-Through Trust
4.16%	12/31/49	[2,3]	6	423,750

Total Preferred Stock (Cost $600,000)
				423,750

			Shares/ Principal Amount
SHORT TERM INVESTMENTS — 17.36%
Commercial Paper — 1.31%
BNP Paribas Finance, Inc.
2.59%[8]	04/25/08		$1,545,000	1,542,337
National Rural Utilities Co.
2.32%[8]	04/23/08		530,000	529,249

				2,071,586

Money Market Fund — 0.07%
Goldman Sachs Group, Inc. (The), 2.77%			106,000	106,000

U.S. Agency Discount Notes — 15.34%
Fannie Mae
2.76%[8]	04/23/08		65,000	64,895
2.83%[8]	04/23/08		2,140,000	2,136,541
2.86%[8]	04/23/08		3,870,000	3,863,745
2.92%[8]	04/23/08		45,000	44,927
2.92%[8]	04/23/08		12,505,000	12,484,789
Federal Home Loan Bank
1.88%[8]	04/16/08		995,000	994,221
2.08%[8]	04/18/08		1,970,000	1,968,065
2.13%[8]	04/23/08		1,980,000	1,977,429
2.41%[8]	04/09/08		645,000	644,655

				24,179,267

U.S. Treasury Bills — 0.64%
1.21%[8]	05/22/08		1,005,000	1,003,277

Total Short Term Investments (Cost $27,357,486)
				27,360,130

Total Investments – 105.48% (Cost $181,061,588)[1]
				166,279,366

Liabilities in Excess of Other Assets – (5.48)%				(8,635,855)

Net Assets – 100.00%				$157,643,511

Issues	Notional Amount (000’s)		Premiums Received	Value
WRITTEN SWAPTIONS
Option to enter into a 5-year Swaption Straddle for a 5 year Interest Rate Swap at the then-current at-the-money fixed rate for a fixed-for-floating Interest Rate Swap with an effective date of July 10, 2013; Option Expiration Date of July 7, 2008. Counterparty: Merrill Lynch & Co., Inc.	$(1,960,000)		$—	$(7,546)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
3	S&P 500 Index E-Mini, June 2008	$2,694
358	S&P 500 Index, June 2008	(1,349,773)

	Net unrealized depreciation	$(1,347,079)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: TOTAL RETURN
The Fund pays a floating rate based on 1-month USD LIBOR minus 4 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: JPMorgan Chase & Co.	10/03/08	$46,576	$(270,373)
SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 4.65% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/18/17	2,000	46,563
The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	05/24/17	1,130	37,732

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a fixed rate equal to 5.03% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/16/17	$310	$(3,844)
The Fund pays a fixed rate equal to 5.05% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Lehman Brothers Holdings, Inc.	10/16/17	310	(2,584)
The Fund pays a fixed rate equal to 5.00% semi-annually and the Fund receives from the counterparty semi-annually a floating rate equal to the premium on an at-the-money 5-year forward on a 5-year European Swaption Straddle. Counterparty: Merrill Lynch & Co., Inc.	10/18/17	310	(3,077)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.	01/31/22	900	3,908
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.16% quarterly. Counterparty: Lehman Brothers Holdings, Inc.	05/25/22	2,000	9,525
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 7.88% quarterly. Counterparty: Lehman Brothers Holdings, Inc.	06/04/22	690	(7,796)

			$80,427

SWAPS: CREDIT DEFAULT (PURCHASED)
The Fund pays a fixed rate equal to 1.80% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 09/20/12. Counterparty: JPMorgan Chase & Co.	09/20/12	200	33,534
The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	300	12,636
The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp. 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	200	7,782
The Fund pays a fixed rate equal to 0.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMBAC Monoline AAA, due 12/20/12. Counterparty: JPMorgan Chase & Co.	12/20/12	875	172,995
The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.	12/20/12	550	21,898
The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: CS First Boston	12/20/12	325	(62)
The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.	12/20/12	100	(391)
The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.	12/20/12	240	(1,208)
The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	12/20/12	390	(1,381)
The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Citigroup, Inc.	12/20/12	220	1,663
The Fund pays a fixed rate equal to 2.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	500	4,749
The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp. 6.875%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.	12/20/12	310	2,344
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.	12/20/12	550	16,247
The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	03/20/13	80	(2,792)
The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Goldman Sachs Group, Inc. 6.60%, due 01/15/12. Counterparty: CS First Boston	03/20/13	425	(21,241)

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Morgan Stanley	03/20/13	$75	$(1,651)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Deutsche Bank AG	03/20/13	75	(1,651)
The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc.	06/20/13	100	(216)
The Fund pays a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest Airlines Co. 6.50%, due 03/01/12. Counterparty: UBS AG	03/20/14	450	30,481
The Fund pays a fixed rate equal to 0.64% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Gannett Co., Inc. 6.38%, due 04/01/12. Counterparty: Lehman Brothers Holdings, Inc.	06/20/14	750	63,948
The Fund pays a fixed rate equal to 1.16% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lehman Brothers Holdings 6.625%, due 01/18/12. Counterparty: Barclays Capital, Inc.	12/20/14	525	44,549
The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG	03/20/15	80	(2,486)
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc. 7.125%, due 02/01/16. Counterparty: Citigroup, Inc.	03/20/15	150	(5,291)
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-06-2, due 05/25/46. Counterparty: Citigroup, Inc.	05/25/46	675	559,413
The Fund pays a fixed rate equal to 0.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ABX-HE-A 06-2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	340	281,778

			$1,215,647

SWAPS: CREDIT DEFAULT (WRITTEN)
The Fund receives a fixed rate equal to 1.60% and the Fund will pay to the counterparty at par including interest accrued in the event of default of Wachovia Corp. 3.625%, due 02/17/09. Counterparty: CS First Boston	03/20/09	$550	$3
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	225	(178,459)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston	08/25/37	1,245	(543,579)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.	08/25/37	250	(198,288)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	225	(178,459)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	225	(178,459)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Citigroup, Inc.	08/25/37	385	(305,363)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: CS First Boston	08/25/37	175	(138,801)
The Fund receives a fixed rate equal to 0.15% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-1, due 08/25/37. Counterparty: Lehman Brothers Holdings, Inc.	08/25/37	1,125	(892,294)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	420	(333,178)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	335	(265,749)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	965	(765,515)

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	$225	$(178,488)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	785	(622,725)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	155	(122,958)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	155	(122,958)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	155	(122,958)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	770	(610,826)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 08/25/37. Counterparty: Citigroup, Inc.	01/25/38	290	(230,051)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	290	(230,051)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Deutsche Bank AG	01/25/38	150	(131,880)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	55	(48,356)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	380	(331,626)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	120	(104,724)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	90	(79,128)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	485	(426,412)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-BBB 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	220	(193,424)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	230	(182,454)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	155	(122,958)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	675	(569,032)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: CS First Boston	01/25/38	200	(168,602)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	200	(168,602)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	340	(286,623)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	200	(168,602)
The Fund receives a fixed rate equal to 3.69% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-A 07-2, due 01/25/38. Counterparty: Lehman Brothers Holdings, Inc.	01/25/38	90	(75,871)

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2008

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07- 2, due 01/25/38. Counterparty: Citigroup, Inc.	01/25/38	$225	$(178,488)
The Fund receives a fixed rate equal to 1.92% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 07- 2, due 01/25/38. Counterparty: JPMorgan Chase & Co.	01/25/38	450	(356,976)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06- 2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	865	(501,553)
The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06- 2, due 05/25/46. Counterparty: Lehman Brothers Holdings, Inc.	05/25/46	435	(252,226)

			$(10,566,693)

Notes:

[1]	Cost for Federal income tax purposes is $181,063,520 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,166,994
Gross unrealized depreciation	(15,951,148)

Net unrealized (depreciation)	$(14,784,154)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2008.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2008 was $24,935,933 representing 15.82% of total net assets.

[4]	Illiquid security.
[5]	Expected maturity date.
[6]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
06/28/07	Community Health Systems, Inc. 1st Lien, 5.34%, 07/25/14	$953,428	$880,911	0.56%
01/08/07	Delphi Dip 2nd Lien, 6.75%, 07/01/08	1,000,000	984,286	0.62%
10/22/07	HCA Term Loan A, 4.70%, 11/18/12	950,321	891,880	0.57%
03/07/07	Kelson 1st Lien, 5.95%, 03/16/13	1,000,000	942,083	0.60%
08/21/06	Northwest Air Dip, 4.87%, 05/21/12	990,000	797,940	0.51%
05/17/07	Tribune 1st Lien Term Loan B, 5.54%, 05/24/14	985,934	667,634	0.42%
02/01/07	United Air Lines, Inc., 4.69%, 02/01/14	712,222	558,204	0.35%

		$6,591,905	$5,722,938	3.63%

[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2008.
[8]	Represents annualized yield at date of purchase.
†	Fair valued security. The aggregate value of fair valued securities is $7,695,314 which is 4.88% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(DIP): Defaulted interest payment

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2008

	Ultra Short Bond Fund	Low Duration Bond Fund
Assets:
Investments, at value (Cost $276,497,791, $2,155,696,960, $163,262,550, $6,311,392,046, $114,192,786, $464,060,629, and $181,061,588, respectively) (Note 2)	$258,159,664	$2,014,726,336
Cash and cash equivalents (Note 2)	26,152	349,131
Cash on deposit with brokers for securities sold short and written option contracts (Note 3)	—	—
Dividends and interest receivable	1,163,609	13,025,740
Due from Adviser (Note 6)	10,991	131,158
Receivable for securities sold	1,309,949	2,407,256
Receivable for capital stock sold	105,671	8,989,815
Receivable for daily variation margin on futures contracts (Note 3)	—	48,120
Other assets	29,207	43,953

Total Assets	260,805,243	2,039,721,509

Liabilities:
Securities sold short (Proceeds $0, $0, $0, $0, $0, $432,432, and $0, respectively) (Note 3)	—	—
Swap contracts, at value (Premiums received $4,600,760, $53,837,692, $3,384,670, $136,907,914, $1,657,506, $33,394,473, and $4,416,806, respectively) (Note 3)	4,763,638	76,258,252
Written option contracts, at value (Premiums received $0, $1,394,624, $87,163, $13,356,350, $249,252, $1,319,080, and $0, respectively) (Note 3)	12,320	4,589,121
Reverse repurchase agreements (Proceeds $0, $0, $0, $0, $0, $42,741,000, and $0, respectively) (Note 3)	—	—
Payable for securities purchased	—	36,590,503
Payable for capital stock redeemed	2,362,499	11,837,984
Payable for daily variation margin on futures contracts (Note 3)	13,865	—
Distributions payable	21,978	355,436
Interest payable (Note 3)	—	—
Due to Adviser (Note 6)	74,923	494,732
Accrued trustees fees	14,679	80,915
Accrued 12b-1 expenses	21,301	215,363
Accrued other expenses	88,990	443,594

Total liabilities	7,374,193	130,865,900

Net assets	$253,431,050	$1,908,855,609

Class M Shares:
Net assets (Applicable to 28,656,966, 148,991,161, 1,498,025, 359,790,611, 4,249,866, 4,948,984, and 23,491,720, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$133,050,650	$1,313,260,773

Net asset value, offering and redemption price per Class M share	$4.64	$8.81

Class I Shares:
Net assets (Applicable to 25,920,710, 67,542,055, 13,639,813, 226,886,418, 6,547,588, 30,705,222, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$120,380,400	$595,594,836

Net asset value, offering and redemption price per Class I share	$4.64	$8.82

Net Assets Consist of:
Capital paid-in (Note 8)	$283,987,942	$2,085,511,859
Accumulated undistributed net investment income/(loss)	(1,262)	1
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, securities sold short, swap contracts and written options	(11,556,877)	(10,143,514)
Net unrealized appreciation/(depreciation) on investments	(18,338,127)	(140,970,624)
Net unrealized depreciation on futures contracts, securities sold short, swap contracts and written options	(660,626)	(25,542,113)

	$253,431,050	$1,908,855,609

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2008

Intermediate Bond Fund	Total Return Bond Fund	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
$163,747,721	$6,228,445,064	$105,284,681	$401,952,190	$166,279,366
32,968	1,571,635	1,307,088	500,366	83,800
—	—	3,767	1,465,859	—
1,116,129	37,719,688	2,282,827	4,202,402	772,374
7,891	434,511	8,900	—	2,262
2,033	3,062,201	678,437	3,629,505	53,021
6,500	31,872,392	831,253	49,769	172,621
12,567	890,888	—	—	280,675
20,827	92,177	21,799	21,909	15,988

164,946,636	6,304,088,556	110,418,752	411,822,000	167,660,107

—	—	—	667,535	—
5,455,050	204,422,202	2,870,223	44,283,630	9,540,992
287,715	13,446,883	146,350	1,964,078	7,546
—	—	—	42,741,000	—
5,067,813	303,011,260	2,338,438	5,954,530	374,322
15,926	16,145,102	42,138	294,355	46,073
—	—	—	231,198	—
99,348	3,290,348	23,878	16,796	—
—	—	—	34,140	—
45,226	1,630,785	63,921	85,257	—
6,172	185,888	1,903	15,014	—
2,642	589,155	8,453	9,555	—
67,088	997,940	69,078	101,450	47,663

11,046,980	543,719,563	5,564,382	96,398,538	10,016,596

$153,899,656	$5,760,368,993	$104,854,370	$315,423,462	$157,643,511

$15,231,298	$3,533,010,149	$41,265,720	$43,784,685	$157,643,511

$10.17	$9.82	$9.71	$8.85	$6.71

$138,668,358	$2,227,358,844	$63,588,650	$271,638,777	N/A

$10.17	$9.82	$9.71	$8.85	N/A

$153,692,053	$5,820,919,413	$117,006,434	$408,746,172	$200,666,866
(99,348)	99	(23,878)	2,738,619	(1,836)
2,044,688	87,951,233	(2,110,266)	(16,865,858)	(21,760,485)
485,171	(82,946,982)	(8,908,105)	(62,108,439)	(14,782,222)
(2,222,908)	(65,554,770)	(1,109,815)	(17,087,032)	(6,478,812)

$153,899,656	$5,760,368,993	$104,854,370	$315,423,462	$157,643,511

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2008

	Ultra Short Bond Fund	Low Duration Bond Fund
Investment Income:
Interest	$17,297,582	$106,605,069
Dividends	193,623	1,371,007

Total investment income	17,491,205	107,976,076

Expenses:
Investment advisory fees (Note 6)	762,668	5,599,975
Administration Fees	153,551	697,234
Custodian fees	33,892	81,650
Distribution (12b-1) fees	248,595	2,301,060
Interest expense	345	2,008
Insurance expense	8,542	59,116
Miscellaneous expenses	53,146	315,352
Professional fees	25,491	62,467
Registration and filing fees	44,645	59,421
Reports to shareholders	22,922	157,254
Transfer agent fees	40,460	374,944
Trustees’ fees and expenses	7,341	46,301

Total operating expenses	1,401,598	9,756,782
Expenses waived and reimbursed (Note 6)	(115,430)	(173,746)

Net expenses	1,286,168	9,583,036

Net investment income	16,205,037	98,393,040

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Securities Sold Short, Swap Contracts and Written Options:
Net realized gain/(loss) on:
Investments	(10,624,965)	11,582,131
Futures contracts	(770,680)	3,946,695
Swap contracts	1,020,084	8,406,625
Written options	(830,532)	(6,809,527)
Net change in unrealized appreciation/depreciation on:
Investments	(17,662,091)	(129,940,260)
Futures contracts	(477,119)	(695,391)
Securities sold short	—	—
Swap contracts	(135,442)	(22,861,840)
Written options	(12,320)	(3,390,909)

Net change in realized and unrealized gain/(loss) on investments, futures contracts, securities sold short, swap contracts and written options	(29,493,065)	(139,762,476)

Net Increase/(Decrease) in Net Assets from Operations	$(13,288,028)	$(41,369,436)

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2008

Intermediate Bond Fund	Total Return Bond Fund	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
$6,591,022	$211,692,056	$8,867,981	$42,345,443	$10,978,512
61,380	2,192,172	187,851	609,513	165,083

6,652,402	213,884,228	9,055,832	42,954,956	11,143,595

430,250	13,494,172	506,017	3,116,813	11,259
88,493	1,368,926	81,562	212,109	96,634
19,443	141,370	14,513	35,675	21,160
28,373	4,459,754	100,352	201,751	—
135	47,680	274	2,547,951	1,206
3,822	86,490	3,101	14,089	6,547
28,119	505,825	18,449	45,666	26,518
29,931	100,065	39,906	40,197	28,184
23,214	222,486	25,095	27,875	10,909
8,546	324,538	8,135	43,539	14,805
36,457	759,379	37,867	39,254	19,553
3,483	116,368	2,587	9,527	4,507

700,266	21,627,053	837,858	6,334,446	241,282
(130,872)	(155,516)	(180,613)	—	—

569,394	21,471,537	657,245	6,334,446	241,282

6,083,008	192,412,691	8,398,587	36,620,510	10,902,313

2,705,433	151,198,687	(3,683,652)	(12,329,646)	347,264
657,662	25,993,678	82,196	(5,857,340)	(14,023,890)
268,458	17,508,462	1,487,945	6,957,869	(3,547,863)
(385,419)	(8,395,901)	57,604	(2,264,209)	(663,412)
85,956	(92,109,230)	(8,850,671)	(62,280,904)	(14,181,076)
(3,123)	411,546	(910)	(5,064,342)	(631,143)
—	—	—	643,381	—
(2,106,303)	(68,634,429)	(1,263,815)	(10,951,269)	(4,955,941)
(214,315)	(415,632)	102,902	(808,688)	(7,546)

1,008,349	25,557,181	(12,068,401)	(91,955,148)	(37,663,607)

$7,091,357	$217,969,872	$(3,669,814)	$(55,334,638)	$(26,761,294)

See accompanying notes to financial statements.

Metropolitan West Funds

Statement of Cash Flows

For the Year Ended March 31, 2008

Strategic Income Fund
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(55,334,638)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of securities	(434,867,169)
Proceeds from securities sold	312,503,599
Proceeds from paydowns	68,157,706
Proceeds from maturities	9,976,871
Net realized loss on investments in securities, swaps, futures, securities sold short and options	13,493,326
Net change in unrealized depreciation on investments in securities, swaps, futures, securities sold short and options	78,461,822
Amortization on investment securities	18,500,422
Decrease in interest and dividends receivable	546,254
Increase in cash on deposit with brokers	(45,767)
Decrease in variation margin for futures	277,786
Decrease in receivable for securities sold	2,394,695
Decrease in receivable for capital stock sold	72,797,486
Increase in other assets	(21,909)
Decrease in payable for securities purchased	(16,261,250)
Increase in payable for capital stock redeemed	104,066
Decrease in due from advisor	(298,177)
Increase in accrued expenses payble	6,988
Increase in accrued trustees fees payble	3,226
Decrease in accrued 12b-1 expenses payable	(11,196)
Increase in distributions payable	4,283
Decrease in interest payable	(28,775)

Net cash provided by operating activities	70,359,649

Cash flows from financing activities
Issuance of shares	139,206,889
Redemptions of shares	(236,748,999)
Net increase in reverse repurchase agreements	23,637,000

Net cash used by financing activities	(73,905,110)

Net decrease in cash	(3,545,461)
Cash at beginning of year	4,045,827

Cash at end of year	$500,366

Supplemental disclosure of cash flow information:
Cash paid during the year for interest expense	$2,576,726

See accompanying notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Statements of Changes in Net Assets

	Ultra Short Bond Fund
	Year Ended March 31, 2008	Year Ended March 31, 2007
Operations:
Net investment income	$16,205,037	$13,079,601
Net realized gain/(loss) on investments	(10,624,965)	(255,421)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	(581,128)	211,482
Net change in unrealized appreciation/depreciation on investments	(17,662,091)	1,930,102
Net change in unrealized appreciation/depreciation on futures contracts, securities sold short, swap contracts and written options	(624,881)	(135,761)

Net increase/(decrease) in net assets resulting from operations	(13,288,028)	14,830,003

Distributions to Shareholders from:
Net investment income:
Class M	(8,187,325)	(8,013,326)
Class I	(8,144,065)	(5,133,732)
Net realized gains:
Class M	—	(2,514)
Class I	—	(1,894)

Net decrease in net assets resulting from distributions	(16,331,390)	(13,151,466)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	168,017,534	139,557,671
Shares issued in reinvestment of distributions	8,046,926	7,836,998
Cost of shares redeemed	(147,129,009)	(229,131,090)

Total Class M capital share transactions	28,935,451	(81,736,421)

Class I:
Proceeds from sale of shares	136,486,559	250,394,394
Shares issued in reinvestment of distributions	6,828,930	2,691,730
Cost of shares redeemed	(134,285,273)	(195,001,485)

Total Class I capital share transactions	9,030,216	58,084,639

Net increase/(decrease) in net assets resulting from capital share transactions	37,965,667	(23,651,782)

Net increase/(decrease) in net assets	8,346,249	(21,973,245)
Redemption fees (Note 8)	150	1,271
Net assets at beginning of year	245,084,651	267,056,625

Net assets at end of year (including undistributed net investment income of $(1,262), $(52,727), $1, $188,538, $(99,348), $15,129, $99 and $365,598, respectively)	$253,431,050	$245,084,651

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

Low Duration Bond Fund		Intermediate Bond Fund		Total Return Bond Fund
Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
$98,393,040	$60,169,304	$6,083,008	$4,713,025	$192,412,691	$98,484,262
11,582,131	13,761,197	2,705,433	(409,581)	151,198,687	14,059,156
5,543,793	(888,042)	540,701	53,922	35,106,239	(1,738,756)
(129,940,260)	9,960,866	85,956	1,947,494	(92,109,230)	52,008,483
(26,948,140)	1,867,501	(2,323,741)	108,590	(68,638,515)	4,541,229

(41,369,436)	84,870,826	7,091,357	6,413,450	217,969,872	167,354,374

(64,286,549)	(28,572,632)	(684,080)	(488,851)	(105,872,657)	(38,441,959)
(35,942,182)	(31,430,762)	(5,769,630)	(4,212,020)	(90,097,721)	(59,564,011)

—	—	—	—	—	—
—	—	—	—	—	—

(100,228,731)	(60,003,394)	(6,453,710)	(4,700,871)	(195,970,378)	(98,005,970)

1,032,515,319	730,491,687	3,478,316	3,563,673	2,825,655,165	758,624,178
62,713,569	27,893,511	676,439	484,612	90,804,858	35,446,156
(631,930,289)	(160,335,787)	(1,477,532)	(844,840)	(601,511,509)	(171,644,135)

463,298,599	598,049,411	2,677,223	3,203,445	2,314,948,514	622,426,199

290,410,058	530,077,633	57,195,447	41,164,393	1,135,607,294	392,824,386
32,670,111	26,033,747	4,617,661	3,495,245	81,458,888	54,625,411
(392,389,475)	(342,044,272)	(18,521,649)	(7,782,954)	(294,396,413)	(159,923,588)

(69,309,306)	214,067,108	43,291,459	36,876,684	922,669,769	287,526,209

393,989,293	812,116,519	45,968,682	40,080,129	3,237,618,283	909,952,408

252,391,126	836,983,951	46,606,329	41,792,708	3,259,617,777	979,300,812
98	—	(287)	—	303	—
1,656,464,385	819,480,434	107,293,614	65,500,906	2,500,750,913	1,521,450,101

$1,908,855,609	$1,656,464,385	$153,899,656	$107,293,614	$5,760,368,993	$2,500,750,913

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	High Yield Bond Fund
	Year Ended March 31, 2008	Year Ended March 31, 2007
Operations:
Net investment income	$8,398,587	$6,067,687
Net realized gain/(loss) on investments	(3,683,652)	456,338
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	1,627,745	(339,836)
Net change in unrealized appreciation/depreciation on investments	(8,850,671)	117,412
Net change in unrealized appreciation/depreciation on futures contracts, securities sold short, swap contracts and written options	(1,161,823)	180,540

Net increase/(decrease) in net assets resulting from operations	(3,669,814)	6,482,141

Distributions to Shareholders from:
Net investment income:
Class M	(3,256,924)	(2,957,830)
Class I	(5,113,040)	(3,033,213)
Net realized gains:
Class M	—	—
Class I	—	—
Return of capital:
Class M	(399,476)	—
Class I	(627,139)	—

Net decrease in net assets resulting from distributions	(9,396,579)	(5,991,043)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	21,218,659	10,673,831
Shares issued in reinvestment of distributions	3,426,678	2,765,311
Cost of shares redeemed	(16,374,281)	(16,597,207)

Total Class M capital share transactions	8,271,056	(3,158,065)

Class I:
Proceeds from sale of shares	37,358,010	19,037,818
Shares issued in reinvestment of distributions	5,447,678	3,032,053
Cost of shares redeemed	(21,994,552)	(3,720,472)

Total Class I capital share transactions	20,811,136	18,349,399

Net increase in net assets resulting from capital share transactions	29,082,192	15,191,334

Net increase in net assets	16,015,799	15,682,432
Redemption fees (Note 8)	40,370	19,997
Net assets at beginning of year	88,798,201	73,095,772

Net assets at end of year (including undistributed net investment income of $(23,878), $11,872, $2,738,619, $(136,219), $(1,836) and $1,226,124, respectively)	$104,854,370	$88,798,201

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

Strategic Income Fund		AlphaTrak 500 Fund
Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
$36,620,510	$13,070,399	$10,902,313	$8,695,607
(12,329,646)	461,893	347,264	1,389,732
(1,163,680)	(1,591,433)	(18,235,165)	11,896,478
(62,280,904)	1,153,360	(14,181,076)	768,870
(16,180,918)	366,080	(5,594,630)	(1,749,046)

(55,334,638)	13,460,299	(26,761,294)	21,001,641

(6,007,595)	(4,800,234)	(10,314,613)	(12,434,156)
(29,937,163)	(8,075,594)	—	—
—	—	(5,349,411)	—
—	—	—	—
—	—	(2,180,831)	—
—	—	—	—

(35,944,758)	(12,875,828)	(17,844,855)	(12,434,156)

26,935,440	34,961,152	43,103,283	43,700,278
5,872,231	4,710,230	16,366,233	10,812,966
(73,246,028)	(27,105,378)	(40,915,845)	(35,802,772)

(40,438,357)	12,566,004	18,553,671	18,710,472

112,271,449	285,787,217	—	—
29,886,741	8,016,247	—	—
(163,502,971)	(45,864,562)	—	—

(21,344,781)	247,938,902	—	—

(61,783,138)	260,504,906	18,553,671	18,710,472

(153,062,534)	261,089,377	(26,052,478)	27,277,957
188	189	—	—
468,485,808	207,396,242	183,695,989	156,418,032

$315,423,462	$468,485,808	$157,643,511	$183,695,989

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Ultra Short Bond Fund*
	Class M	Class M	Class M	Class M	Class M
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Period Ended March 31, 2004
Net Asset Value, Beginning of Period	$5.12	$5.09	$5.11	$5.16	$5.00

Income from Investment Operations:
Net investment income	0.26 #	0.24 #	0.20 #	0.17 #	0.16 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.48)	0.03	(0.02)	(0.05)	0.16

Total from Investment Operations	(0.22)	0.27	0.18	0.12	0.32

Less Distributions:
From net investment income	(0.26)	(0.24)	(0.20)	(0.17)	(0.16)
From net capital gains	—	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total Distributions	(0.26)	(0.24)	(0.20)	(0.17)	(0.16)

Net Asset Value, End of Period	$4.64	$5.12	$5.09	$5.11	$5.16

Total Return	(4.48)%	5.52%	3.62%	2.31%	6.48%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$133,051	$119,957	$200,563	$175,983	$145,581
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.54%	0.57%	0.57%	0.62%	0.76%[3]
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.23%	4.74%	3.93%	3.25%[4]	3.62%[3]
Portfolio Turnover Rate	30%	81%	20%	25%	6%[2]

*	The Ultra Short Bond Fund Class M Shares commenced operations on June 30, 2003.
[1]	Distributions were less than $0.005.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.14%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.26%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Ultra Short Bond Fund*
	Class I	Class I	Class I	Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Period Ended March 31, 2005
Net Asset Value, Beginning of Period	$5.12	$5.09	$5.11	$5.15

Income from Investment Operations:
Net investment income	0.27 #	0.25 #	0.21 #	0.12 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.48)	0.03	(0.02)	(0.04)

Total from Investment Operations	(0.21)	0.28	0.19	0.08

Less Distributions:
From net investment income	(0.27)	(0.25)	(0.21)	(0.12)
From net capital gains	—	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total Distributions	(0.27)	(0.25)	(0.21)	(0.12)

Net Asset Value, End of Period	$4.64	$5.12	$5.09	$5.11

Total Return	(4.32)%	5.69%	3.79%	1.52%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$120,380	$125,128	$66,493	$49,851
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.38%	0.40%	0.41%	0.49%[3]
After expense waivers and reimbursements	0.34%	0.34%	0.34%	0.34%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.40%	4.94%	4.10%	3.43%[3,4]
Portfolio Turnover Rate	30%	81%	20%	25%[2]

*	The Ultra Short Bond Fund Class I Shares commenced operations on July 31, 2004.
[1]	Distributions were less than $0.005.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.29%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.44%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Low Duration Bond Fund
	Class M	Class M	Class M	Class M	Class M
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004
Net Asset Value, Beginning of Year	$9.49	$9.32	$9.39	$9.55	$9.36

Income from Investment Operations:
Net investment income	0.48 #	0.45 #	0.38 #	0.35 #	0.42 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.67)	0.16	(0.07)	(0.16)	0.20

Total from Investment Operations	(0.19)	0.61	0.31	0.19	0.62

Less Distributions:
From net investment income	(0.49)	(0.44)	(0.38)	(0.35)	(0.43)

Total Distributions	(0.49)	(0.44)	(0.38)	(0.35)	(0.43)

Net Asset Value, End of Year	$8.81	$9.49	$9.32	$9.39	$9.55

Total Return	(2.11)%	6.74%	3.38%	2.02%	6.81%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,313,261	$944,867	$334,038	$325,137	$335,686
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.59%	0.60%	0.60%	0.62%	0.64%
After expense waivers and reimbursements	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.21%	4.78%	4.01%	3.75%	4.47%
Portfolio Turnover Rate	95%	80%	96%	108%	94%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Low Duration Bond Fund
	Class I	Class I	Class I	Class I	Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004
Net Asset Value, Beginning of Year	$9.49	$9.32	$9.39	$9.55	$9.36

Income from Investment Operations:
Net investment income	0.50 #	0.47 #	0.40 #	0.37 #	0.43 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.66)	0.16	(0.07)	(0.17)	0.21

Total from Investment Operations	(0.16)	0.63	0.33	0.20	0.64

Less Distributions:
From net investment income	(0.51)	(0.46)	(0.40)	(0.36)	(0.45)

Total Distributions	(0.51)	(0.46)	(0.40)	(0.36)	(0.45)

Net Asset Value, End of Year	$8.82	$9.49	$9.32	$9.39	$9.55

Total Return	(1.82)%	6.94%	3.57%	2.22%	7.01%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$595,595	$711,598	$485,442	$320,192	$222,808
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.40%	0.41%	0.41%	0.43%	0.45%
After expense waivers and reimbursements	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.39%	4.96%	4.23%	3.93%	4.58%
Portfolio Turnover Rate	95%	80%	96%	108%	94%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Intermediate Bond Fund*
	Class M	Class M	Class M	Class M	Class M
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Period Ended March 31, 2004
Net Asset Value, Beginning of Period	$10.14	$9.99	$10.28	$10.72	$10.88

Income from Investment Operations:
Net investment income	0.48 #	0.48 #	0.45 #	0.49 #	0.32 #
Net realized and unrealized gain/(loss) on investments, swap contracts and written options	0.06	0.15	(0.24)	(0.31)	0.22

Total from Investment Operations	0.54	0.63	0.21	0.18	0.54

Less Distributions:
From net investment income	(0.51)	(0.48)	(0.47)	(0.49)	(0.40)
From net capital gains	—	—	(0.03)	(0.13)	(0.30)

Total Distributions	(0.51)	(0.48)	(0.50)	(0.62)	(0.70)

Net Asset Value, End of Period	$10.17	$10.14	$9.99	$10.28	$10.72

Total Return	5.48%	6.47%	2.08%	1.74%	5.12%[1]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$15,231	$12,503	$9,147	$154	$75
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.76%	0.82%	0.89%	0.98%	1.05%[2]
After expense waivers and reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%[2]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursement	4.79%	4.82%	4.46%	4.65%	3.93%[2]
Portfolio Turnover Rate	94%	76%	113%	183%	165%[1]

*	The Intermediate Bond Fund Class M Shares commenced operations on June 30, 2003.
[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Intermediate Bond Fund
	Class I	Class I	Class I	Class I	Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004
Net Asset Value, Beginning of Year	$10.14	$9.99	$10.27	$10.71	$10.49

Income from Investment Operations:
Net investment income	0.50 #	0.51 #	0.49 #	0.51 #	0.56 #
Net realized and unrealized gain/(loss) on investments, swap contracts and written options	0.06	0.14	(0.25)	(0.31)	0.54

Total from Investment Operations	0.56	0.65	0.24	0.20	1.10

Less Distributions:
From net investment income	(0.53)	(0.50)	(0.49)	(0.51)	(0.59)
From net capital gains	—	—	(0.03)	(0.13)	(0.29)

Total Distributions	(0.53)	(0.50)	(0.52)	(0.64)	(0.88)

Net Asset Value, End of Year	$10.17	$10.14	$9.99	$10.27	$10.71

Total Return	5.70%	6.70%	2.39%	1.95%	10.86%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$138,668	$94,791	$56,353	$45,821	$39,727
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.55%	0.61%	0.70%	0.77%	0.79%
After expense waivers reimbursements	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.97%	5.03%	4.77%	4.86%	5.23%
Portfolio Turnover Rate	94%	76%	113%	183%	165%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Total Return Bond Fund
	Class M	Class M	Class M	Class M	Class M
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004
Net Asset Value, Beginning of Year	$9.79	$9.46	$9.71	$10.06	$9.28

Income from Investment Operations:
Net investment income	0.48 #	0.48 #	0.53 #	0.59 #	0.55 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.04	0.33	(0.24)	(0.36)	0.82

Total from Investment Operations	0.52	0.81	0.29	0.23	1.37

Less Distributions:
From net investment income	(0.49)	(0.48)	(0.54)	(0.58)	(0.59)

Total Distributions	(0.49)	(0.48)	(0.54)	(0.58)	(0.59)

Net Asset Value, End of Year	$9.82	$9.79	$9.46	$9.71	$10.06

Total Return	5.44%	8.80%	3.04%	2.42%	15.15%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$3,533,010	$1,206,825	$555,873	$463,895	$498,299
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.66%	0.66%	0.67%	0.67%	0.67%
After expense waivers reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.89%	5.01%	5.49%	6.02%	5.62%
Portfolio Turnover Rate	124%	101%	174%	180%	165%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Total Return Bond Fund
	Class I	Class I	Class I	Class I	Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004
Net Asset Value, Beginning of Year	$9.79	$9.46	$9.71	$10.06	$9.27

Income from Investment Operations:
Net investment income	0.50 #	0.50 #	0.55 #	0.61 #	0.57 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.04	0.33	(0.24)	(0.36)	0.83

Total from Investment Operations	0.54	0.83	0.31	0.25	1.40

Less Distributions:
From net investment income	(0.51)	(0.50)	(0.56)	(0.60)	(0.61)

Total Distributions	(0.51)	(0.50)	(0.56)	(0.60)	(0.61)

Net Asset Value, End of Year	$9.82	$9.79	$9.46	$9.71	$10.06

Total Return	5.65%	9.03%	3.25%	2.64%	15.51%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,227,359	$1,293,926	$965,577	$839,828	$899,263
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.44%	0.45%	0.46%	0.46%	0.46%
After expense waivers and reimbursements	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.11%	5.25%	5.71%	6.24%	5.83%
Portfolio Turnover Rate	124%	101%	174%	180%	165%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	High Yield Bond Fund
	Class M	Class M	Class M	Class M	Class M
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004
Net Asset Value, Beginning of Year	$10.97	$10.89	$11.42	$12.50	$11.38

Income from Investment Operations:
Net investment income	0.86 #	0.87 #	0.81 #	0.99 #	0.93 #
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, written options and securities sold short	(1.16)	0.07	(0.20)	(0.06)	1.50

Total from Investment Operations	(0.30)	0.94	0.61	0.93	2.43

Less Distributions:
From net investment income	(0.92)	(0.86)	(0.82)	(0.98)	(0.92)
From net capital gains	—	—	(0.32)	(1.04)	(0.39)
From return of capital	(0.04)	—	—	—	—

Total Distributions	(0.96)	(0.86)	(1.14)	(2.02)	(1.31)

Redemption fees added to paid in capital (Note 7)	0.00 [1]	0.00 [1]	0.00 [1]	0.01	0.00 [1]

Net Asset Value, End of Year	$9.71	$10.97	$10.89	$11.42	$12.50

Total Return	(3.13)%	9.00%	5.59%	7.84%	21.99%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$41,266	$38,022	$41,037	$25,094	$49,917
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.98%	1.05%	1.10%	1.15%	1.09%
After expense waivers reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.15%	8.01%	7.25%	8.14%[2]	7.51%[2]
Portfolio Turnover Rate	120%	97%	111%	167%	268%

[1]	Amount is less than $0.01.
[2]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.19% and 7.78%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.48% and 8.13%, respectively.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	High Yield Bond Fund
	Class I	Class I	Class I	Class I	Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004
Net Asset Value, Beginning of Year	$10.97	$10.90	$11.43	$12.51	$11.38

Income from Investment Operations:
Net investment income	0.88 #	0.90 #	0.84 #	1.02 #	0.98 #
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, written options and securities sold short	(1.16)	0.06	(0.21)	(0.06)	1.49

Total from Investment Operations	(0.28)	0.96	0.63	0.96	2.47

Less Distributions:
From net investment income	(0.91)	(0.89)	(0.84)	(1.01)	(0.95)
From net capital gains	—	—	(0.32)	(1.04)	(0.39)
From return of capital	(0.07)	—	—	—	—

Total Distributions	(0.98)	(0.89)	(1.16)	(2.05)	(1.34)

Redemption fees added to paid in capital (Note 7)	0.00 [1]	0.00 [1]	0.00 [1]	0.01	0.00 [1]

Net Asset Value, End of Year	$9.71	$10.97	$10.90	$11.43	$12.51

Total Return	(2.88)%	9.18%	5.86%	8.12%	22.35%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$63,589	$50,776	$32,058	$29,735	$19,129
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%	0.81%	0.85%	0.90%	0.84%
After expense waivers and reimbursements	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.40%	8.31%	7.49%	8.44%[2]	7.87%[2]
Portfolio Turnover Rate	120%	97%	111%	167%	268%

[1]	Amount is less than $0.01.
[2]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.57% and 8.08%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.86% and 8.43%, respectively.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Strategic Income Fund*
	Class M	Class M	Class M	Class M		Class M
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005		Period Ended March 31, 2004
Net Asset Value, Beginning of Period	$11.09	$11.07	$11.22	$11.27		$10.00

Income from Investment Operations:
Net investment income	0.79 #	0.59 #	0.55 #	0.38	#[1]	0.29	#[1]
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	(2.21)	0.01	(0.11)	0.07		1.32

Total from Investment Operations	(1.42)	0.60	0.44	0.45		1.61

Less Distributions:
From net investment income	(0.82)	(0.58)	(0.57)	(0.39)		(0.33)
From net capital gains	—	—	(0.02)	(0.11)		(0.01)

Total Distributions	(0.82)	(0.58)	(0.59)	(0.50)		(0.34)

Net Asset Value, End of Period	$8.85	$11.09	$11.07	$11.22		$11.27

Total Return	(13.44)%	5.57%	4.04%	3.81%		16.27%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$43,785	$99,001	$86,288	$102,232		$96,802
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	1.61%	1.70%	1.91%	2.22%		2.62%[4]
After expense waivers and reimbursements	1.61%	1.70%	1.91%	2.22%		2.35%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.49%	5.35%	4.94%	3.40%[1]		3.45%[1,4]
Portfolio Turnover Rate	74%	27%	44%	114%		96%[2]

*	The Strategic Income Fund Class M Shares commenced operations on June 30, 2003.
[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were $0.28 and $0.37, respectively. The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 3.10% and 3.27%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 3.37% and 3.27%, respectively.

[2]	Non-Annualized.
[3]

The Fund incurred interest expense for the fiscal years ended March 31, 2008 and March 31, 2007. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2008 and March 31, 2007 would have been 1.06% and 1.54%, respectively.

[4]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Strategic Income Fund*
	Class I	Class I	Class I	Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Year	$11.08	$11.07	$11.22	$11.27

Income from Investment Operations:
Net investment income	0.85 #	0.60 #	0.59 #	0.45	#[1]
Net realized and unrealized (loss) on investments, futures contracts, swap contracts, written options and securities sold short	(2.23)	0.02	(0.12)	(0.02)

Total from Investment Operations	(1.38)	0.62	0.47	0.43

Less Distributions:
From net investment income	(0.85)	(0.61)	(0.60)	(0.37)
From net capital gains	—	—	(0.02)	(0.11)

Total Distributions	(0.85)	(0.61)	(0.62)	(0.48)

Net Asset Value, End of Year	$8.85	$11.08	$11.07	$11.22

Total Return	(13.22)%	5.73%	4.30%	4.07%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$271,639	$369,484	$121,108	$92,667
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	1.34%	1.63%	1.62%	1.98%
After expense waivers and reimbursements	1.34%	1.63%	1.62%	1.96%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.13%	5.44%	5.27%	3.88%[1]
Portfolio Turnover Rate	74%	27%	44%	114%

*	The Strategic Income Fund Class I Shares commenced operations on March 31, 2004.
[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2005 was $0.42. The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.71%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.73%.

[2]

The Fund incurred interest expense for the fiscal years ended March 31, 2008 and March 31, 2007. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2008 and March 31, 2007 would have been 0.78% and 1.47%, respectively.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	AlphaTrak 500 Fund
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005		Year Ended March 31, 2004
Net Asset Value, Beginning of Year	$8.56	$8.14	$7.61	$7.33		$5.49

Income from Investment Operations:
Net investment income	0.48 #	0.42 #	0.36 #	0.25	#[1]	0.22 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(1.56)	0.61	0.56	0.27		1.85

Total from Investment Operations	(1.08)	1.03	0.92	0.52		2.07

Less Distributions:
From net investment income	(0.45)	(0.61)	(0.39)	(0.24)		(0.23)
From net capital gains	(0.23)	—	—	—		—
From return of capital	(0.09)	—	—	—		—

Total Distributions	(0.77)	(0.61)	(0.39)	(0.24)		(0.23)

Net Asset Value, End of Year	$6.71	$8.56	$8.14	$7.61		$7.33

Total Return	(14.03)%	12.85%	12.33%	7.15%		38.16%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$157,644	$183,696	$156,418	$133,325		$107,551
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.13%	0.73%	0.36%	0.52%		0.88%
After expense waivers and reimbursements	0.13%	0.73%	0.36%	0.52%		0.88%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.74%	5.01%	4.54%	3.41%[1]		3.25%
Portfolio Turnover Rate	89%	106%	64%	72%		67%

[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2005 was $0.24. The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.23%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.23%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Notes to Financial Statements

March 31, 2008

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of seven separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), and Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”). The Total Return Bond Fund and Low Duration Bond Fund commenced investment operations on March 31, 1997. Effective March 31, 2000, the Low Duration Bond Fund and the Total Return Bond Fund offered two classes of shares: Class M and Class I shares. The AlphaTrak 500 Fund commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The High Yield Bond Fund – Class M commenced operations on September 30, 2002. The High Yield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 30, 2004.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a portfolio of high yield fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses strategies intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include: shifts in the portfolio’s duration, yield curve anomalies, and sector and issue-specific dislocations. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. On March 31, 2007, the Fund closed to purchases by most new shareholders.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (“S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

Notes to Financial Statements (continued)

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectus and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Security Valuation:

The Funds value securities pursuant to policies and procedures approved by the Board of Trustees (the “Board’). Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors. The Funds receive pricing information from independent pricing vendors (approved by the Board) which also use information provided by market makers or estimates of values obtained from yield data relating to investments of securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendor’s prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy comprised of a relevant security (i.e. U.S. Treasury Note) or benchmark (i.e. LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. Debt securities, which mature in less than 60 days, are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board determines that this method does not represent fair value). S&P 500 futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board. The fair valued securities at March 31, 2008 are referenced on each Fund’s schedule of portfolio investments by a footnote.

Securities Transactions and Investment Income:

Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Notes to Financial Statements (continued)

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders are recorded on the ex-dividend date. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN48”), Accounting for Uncertainty in Income Taxes, on September 29, 2007. The implementation of FIN48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the period ended March 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2000.

Cash and cash equivalents:

The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

Use of estimates:

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent accounting pronouncements:

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS 157 relate to the definition of fair value, the methods use to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements reported on the statement of changes in net assets for a fiscal period.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing

Notes to Financial Statements (continued)

through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by the Freddie Mac and similar United States Government sponsored entities such as Fannie Mae, Ginnie Mae and Federal Home Loan Banks (“FHLB”). Freddie Mac, Fannie Mae, Ginnie Mae and FHLB’s, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgaged-backed securities issued by Freddie Mac, Fannie Mae, Ginnie Mae and FHLB’s are neither guaranteed nor insured by the U.S. Government.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund my be unable to close out a positions.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Notes to Financial Statements (continued)

The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year March 31, 2008, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund, will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33  1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The Statement of Operations reflects net realized and net unrealized gains and losses on these contracts.

Notes to Financial Statements (continued)

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. The average dollar amount and average interest rate of reverse repurchase agreements in the Strategic Income Fund for the year ended March 31, 2008 was $50,684,333 and 4.82%, respectively. The maximum amount of reverse repurchase agreements opened during the year for the Strategic Income Fund was $81,452,000 which occurred in January 2008.

In addition to the securities listed above, the AlphaTrak 500 Fund may invest in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counter-party.

In addition, the Funds may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counter-party risk and credit risk.

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Funds also may enter into total return swap agreements. Total Return Swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cashflows. The Total Return Swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The Total Return Swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total Return Swaps can be designed with any underlying asset agreed between two parties.

Notes to Financial Statements (continued)

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2008, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

The WorldCom Victim Trust has been authorized by U.S. District Court to distribute the first $150 million of funds to investor victims of the fraud, payable at an initial rate of 6.25% of eligible fraud loss. For the fiscal year ended March 31, 2008, Low Duration Bond Fund, Total Return Bond Fund, and AlphaTrak 500 Fund have received and recorded as realized gains $3,666,688, $7,864,634 and $377,282, respectively.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and

Notes to Financial Statements (continued)

other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Funds have not been adversely impacted, continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (MBS) and Asset-backed securities (ABS) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance vs. purchase vs. equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Advisor applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an alt-A pool by Bloomberg were considered to be Alt-A bonds.

Notes to Financial Statements (continued)

While no single measure can account for all the risk factors, one of the most commonly referenced aggregate risk metrics is the bond’s ratings per Moody’s and S&P. As of March 31, 2008, the market value exposure of these positions are as follows:

		% of Total Net Assets by Credit Quality (Unaudited)
	Market Value	AAA	AA	A	BBB	BIG**
Ultra Short Bond Fund
Alt A*	$58,238,980	22.98%	0.00%	0.00%	0.00%	0.00%
Sub Prime*	53,110,719	17.15%	0.86%	2.86%	0.00%	0.08%
Low Duration Bond Fund
Alt A*	240,710,224	12.61%	0.00%	0.00%	0.00%	0.00%
Sub Prime*	330,922,118	15.43%	0.39%	1.14%	0.30%	0.07%
Intermediate Bond Fund
Alt A*	9,873,695	6.44%	0.00%	0.00%	0.00%	0.00%
Sub Prime*	8,837,058	4.12%	0.60%	0.84%	0.00%	0.20%
Total Return Bond Fund
Alt A*	144,917,306	2.51%	0.00%	0.00%	0.00%	0.00%
Sub Prime*	198,672,733	2.98%	0.02%	0.34%	0.09%	0.02%
High Yield Bond Fund
Alt A*	864,475	0.82%	0.00%	0.00%	0.00%	0.00%
Sub Prime*	1,699,934	1.49%	0.01%	0.13%	0.00%	0.00%
Strategic Income Fund
Alt A*	18,807,478	5.94%	0.00%	0.03%	0.00%	0.00%
Sub Prime*	67,913,550	11.74%	6.77%	1.29%	1.23%	0.49%
Alpha Trak 500 Fund
Alt A*	20,085,287	12.74%	0.00%	0.00%	0.00%	0.00%
Sub Prime*	37,641,685	19.85%	2.97%	0.55%	0.00%	0.50%

*	Unaudited
**	Below Investment Grade

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2008 excluding U.S. Government and short-term investments,

were as follows:

	Purchases	Sales
Ultra Short Bond Fund	$216,802,626	$78,895,934
Low Duration Bond Fund	1,401,014,669	526,218,192
Intermediate Bond Fund	78,136,396	15,599,039
Total Return Bond Fund	3,362,718,105	360,975,528
High Yield Bond Fund	149,982,012	113,650,306
Strategic Income Fund	414,470,856	334,478,336
AlphaTrak 500 Fund	168,485,300	141,013,427

Investment transactions in U.S. Government securities for the year ended March 31, 2008 were as follows:

	Purchases	Sales
Low Duration Bond Fund	$696,647,898	$970,180,919
Intermediate Bond Fund	80,745,581	90,935,903
Total Return Bond Fund	3,708,316,924	3,960,654,547
Strategic Income Fund	2,168,006	2,169,978
AlphaTrak 500 Fund	814,014	814,439

Notes to Financial Statements (continued)

Transactions in option contracts written for the year ended March 31, 2008 were as follows:

	Ultra Short Bond Fund		Low Duration Bond Fund
	Contracts	Premiums	Contracts	Premiums
Outstanding at March 31, 2007	—	—	—	—
Option written during period	4,625	$1,283,438	57,935	$16,394,788
Option exercised during period	—	—	—	—
Options expired during period	—	—	(11,700)	(3,087,000)
Options closed during period	(4,625)	(1,283,438)	(46,235)	(13,307,788)

Outstanding at March 31, 2008	—	$—	—	$—

	Intermediate Bond Fund		Total Return Bond Fund
	Contracts	Premiums	Contracts	Premiums
Outstanding at March 31, 2007	—	—	—	—
Option written during period	3,235	$923,663	112,890	$43,347,263
Option exercised during period	—	—	—	—
Options expired during period	(660)	(173,475)	(21,900)	(5,739,070)
Options closed during period	(2,575)	(750,188)	(83,540)	(26,365,609)

Outstanding at March 31, 2008	—	$—	7,450	$11,242,584

	High Yield Bond Fund		Strategic Income Fund
	Contracts	Premiums	Contracts	Premiums
Outstanding at March 31, 2007	—	—	1,255	$364,232
Option written during period	285	$333,366	23,090	7,398,269
Option exercised during period	—	—	—	—
Options expired during period	—	—	(8,725)	(1,948,288)
Options closed during period	(120)	(84,114)	(14,750)	(4,930,948)

Outstanding at March 31, 2008	165	$249,252	870	$883,265

	AlphaTrak 500 Fund
	Contracts	Premiums
Outstanding at March 31, 2007	—	—
Option written during period	4,310	$1,233,225
Option exercised during period	—	—
Options expired during period	(600)	(204,750)
Options closed during period	(3,710)	(1,028,475)

Outstanding at March 31, 2008	—	$—

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, and the High Yield Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, and 0.50%, respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three month performance period), depending on whether, and to what

Notes to Financial Statements (continued)

extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was decreased by 0.34% resulting in $11,259 of total management fees for the year ended March 31, 2008. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant twelve month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch 3 Month U.S. Treasury Bill Index plus 2.00% over the same period. Under this agreement, the basic fee was decreased by 0.52% resulting in $3,116,813 of total management fees for the year ended March 31, 2008.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap (excluding the AlphaTrak 500 Fund and the Strategic Income Fund, which shall reimburse the Adviser to the extent that the Fund’s other expenses as described in the Prospectus, are below an agreed-upon cap). The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of the Fund are at or above the expense cap. However, if the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year. Investment advisory fees and related voluntary expense limitations for the period ended March 31, 2008, were as follows:

	Investment Advisory Fee Rate		Voluntary Expense Limitation
	Class M	Class I	Class M	Class I
Ultra Short Bond Fund	0.25%	0.25%	0.50%	0.34%
Low Duration Bond Fund	0.30	0.30	0.58	0.39
Intermediate Bond Fund	0.35	0.35	0.65	0.44
Total Return Bond Fund	0.35	0.35	0.65	0.44
High Yield Bond Fund	0.50	0.50	0.80	0.55
Strategic Income Fund	0.50 -1.90	0.50 -1.90	0.95 -2.35	0.70 -2.10
AlphaTrak 500 Fund	0.00 -0.70	N/A	0.20 -0.90	N/A

At March 31, 2008, the balance of recoupable expenses with expiration dates for the Funds were as follows:

	2009	2010	2011	Total
Ultra Short Bond Fund	$206,505	$178,062	$115,430	$499,997
Low Duration Bond Fund	177,911	224,360	173,746	576,017
Intermediate Bond Fund	147,159	158,391	130,872	436,422
Total Return Bond Fund	256,059	225,766	155,516	637,341
High Yield Bond Fund	182,919	191,390	180,613	554,922

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $12,000 and $3,000 for each meeting of the Board attended. The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

Notes to Financial Statements (continued)

7.	SHARE MARKETING (12b-1) Plan

The Trust has a Share Marketing Plan (or “the Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to AlphaTrak 500 Fund, and Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, and the Strategic Income Fund. The Total Return Bond Fund and Low Duration Bond Fund began accruing for Rule 12b-1 expenses on April 1, 2000. The High Yield Bond Fund began accruing for Rule 12b-1 expenses on October 2, 2002. The Ultra Short Bond Fund, the Intermediate Bond Fund, and the Strategic Income Fund began accruing for Rule 12b-1 expenses on July 2, 2003. Under the Plan, the Trust pays PFPC Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of each Fund’s aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2008. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	Ultra Short Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of year	23,436,843	39,389,338	24,434,344	13,069,365
Shares sold	33,240,406	27,338,328	26,819,882	48,994,647
Shares issued through reinvestment of distributions	1,612,220	1,533,441	1,366,444	526,509
Shares redeemed	(29,632,503)	(44,824,264)	(26,699,960)	(38,156,177)

Net increase/(decrease) in fund shares	5,220,123	(15,952,495)	1,486,366	11,364,979

Shares outstanding at end of year	28,656,966	23,436,843	25,920,710	24,434,344

	Low Duration Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of year	99,580,067	35,839,564	74,964,837	52,066,250
Shares sold	110,779,507	77,837,258	31,144,327	56,485,764
Shares issued through reinvestment of distributions	6,768,452	2,964,493	3,517,600	2,770,103
Shares redeemed	(68,136,865)	(17,061,248)	(42,084,709)	(36,357,280)

Net increase in fund shares	49,411,094	63,740,503	(7,422,782)	22,898,587

Shares outstanding at end of year	148,991,161	99,580,067	67,542,055	74,964,837

Notes to Financial Statements (continued)

	Intermediate Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of year	1,232,679	915,337	9,346,203	5,639,107
Shares sold	344,713	353,423	5,685,279	4,135,014
Shares issued through reinvestment of distributions	67,013	48,175	457,023	347,667
Shares redeemed	(146,380)	(84,256)	(1,848,692)	(775,585)

Net increase in fund shares	265,346	317,342	4,293,610	3,707,096

Shares outstanding at end of year	1,498,025	1,232,679	13,639,813	9,346,203

	Total Return Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of year	123,292,094	58,748,380	132,222,930	102,076,133
Shares sold	288,640,412	78,743,672	116,343,673	41,036,687
Shares issued through reinvestment of distributions	9,270,142	3,686,907	8,321,343	5,695,087
Shares redeemed	(61,412,037)	(17,886,865)	(30,001,528)	(16,584,977)

Net increase in fund shares	236,498,517	64,543,714	94,663,488	30,146,797

Shares outstanding at end of year	359,790,611	123,292,094	226,886,418	132,222,930

	High Yield Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of year	3,466,192	3,767,351	4,627,097	2,941,884
Shares sold	2,034,170	982,764	3,530,901	1,747,656
Shares issued through reinvestment of distributions	328,696	254,774	523,204	278,800
Shares redeemed	(1,579,192)	(1,538,697)	(2,133,614)	(341,243)

Net increase/(decrease) in fund shares	783,674	(301,159)	1,920,491	1,685,213

Shares outstanding at end of year	4,249,866	3,466,192	6,547,588	4,627,097

Notes to Financial Statements (continued)

	Strategic Income Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of year	8,928,918	7,793,703	33,341,918	10,939,240
Shares sold	2,532,688	3,160,897	10,299,709	25,826,388
Shares issued through reinvestment of distributions	569,585	426,174	2,924,258	725,110
Shares redeemed	(7,082,207)	(2,451,856)	(15,860,663)	(4,148,820)

Net increase/(decrease) in fund shares	(3,979,934)	1,135,215	(2,636,696)	22,402,678

Shares outstanding at end of year	4,948,984	8,928,918	30,705,222	33,341,918

			AlphaTrak 500 Fund
			Year Ended March 31, 2008	Year Ended March 31, 2007
Change in Fund shares:
Shares outstanding at beginning of year			21,454,339	19,223,312
Shares sold			5,098,987	5,203,453
Shares issued through reinvestment of distributions			1,974,277	1,277,757
Shares redeemed			(5,035,883)	(4,250,183)

Net increase in fund shares			2,037,381	2,231,027

Shares outstanding at end of year			23,491,720	21,454,339

Redemption Fee:

The High Yield Bond Fund will charge a 1.00% redemption fee when shares are redeemed (either by selling or by exchanging into another fund) within 6 months of purchase. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged, will be withheld from the redemption proceeds and paid directly to the Fund.

9.	LINE OF CREDIT:

The High Yield Bond Fund and Strategic Income Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, these Funds may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. These Funds may also borrow for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets. The Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund each may borrow for temporary, emergency or investment purposes up to 5% of its total assets. This borrowing may be unsecured. The Funds have access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. There were no borrowings from the line of credit during the fiscal year ended March 31, 2008.

Notes to Financial Statements (continued)

10.	FEDERAL TAX INFORMATION:

Capital Loss Carryforwards:

At March 31, 2008, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016
Ultra Short Bond Fund	—	$171,312	$1,489,244
Low Duration Bond Fund	$5,831,064	—	—
High Yield Bond Fund	112,035	—	161,051
Strategic Income Fund	61,791	1,235,093	9,036,932

For the year ended March 31, 2008, the Low Duration Bond Fund, Intermediate Bond Fund, Total Return Bond Fund and AlphaTrak 500 Fund utilized net federal tax capital loss carryforwards of $18,873,533, $386,765, $90,624,360 and $1,056,073, respectively.

Tax Basis of Distributable Income:

As of March 31, 2008, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	Ultra Short Bond Fund	Low Duration Bond Fund	Intermediate Bond Fund	Total Return Bond Fund
Undistributed ordinary income/(loss) (inclusive of short-term gains)	$20,716	$364,546	$1,614,910	$84,478,934
Undistributed long-term gains	—	—	861,109	17,387,853
Other temporary differences	33,095	(4,116,903)	(104,119)	(5,233,339)
Accumulated capital loss carryforwards and Post-October losses	(12,065,116)	(5,831,064)	—	—
Net unrealized (depreciation)/appreciation	(18,523,609)	(166,717,393)	(2,064,949)	(153,893,520)
Distributions payable	(21,978)	(355,436)	(99,348)	(3,290,348)

Total accumulated earnings/(losses)	$(30,556,892)	$(176,656,250)	$207,603	$(60,550,420)

	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
Undistributed ordinary income/(loss) (inclusive of short-term capital gains)	—	$2,755,415	—
Other temporary differences	$(20,476)	124,331	$233,212
Accumulated capital loss carryforwards and Post-October losses	(1,826,195)	(21,674,625)	(23,340,680)
Net unrealized (depreciation)/appreciation	(10,281,515)	(74,511,035)	(19,915,887)
Distributions payable	(23,878)	(16,796)	—

Total accumulated earnings/(losses)	$(12,152,064)	$(93,322,710)	$(43,023,355)

Permanent differences incurred during the fiscal year ended March 31, 2008 resulting from differences in book and tax accounting have been reclassified at year end as follows:

Fund	Decrease Paid-in-Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Ultra Short Bond Fund	—	$177,818	$(177,818)
Low Duration Bond Fund	—	1,647,153	(1,647,153)
Intermediate Bond Fund	—	256,225	(256,225)
Total Return Bond Fund	—	3,192,188	(3,192,188)
High Yield Bond Fund	$(1,026,615)	962,242	64,373
Strategic Income Fund	—	2,199,087	(2,199,087)
AlphaTrak 500 Fund	(2,180,831)	(2,035,044)	4,215,875

Notes to Financial Statements (continued)

Tax Basis of Distributions to Shareholders:

	Ultra Short Bond Fund		Low Duration Bond Fund
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$16,331,390	$13,150,532	$100,228,731	$60,003,394
Net long-term capital gains	—	934	—	—

Total taxable distributions	$16,331,390	$13,151,466	$100,228,731	$60,003,394

	Intermediate Bond Fund		Total Return Bond Fund
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$6,453,710	$4,700,871	$195,970,378	$98,005,970
Net long-term capital gains	—	—	—	—

Total taxable distributions	$6,453,710	$4,700,871	$195,970,378	$98,005,970

	High Yield Bond Fund		Strategic Income Fund
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$8,369,964	$5,991,043	$35,944,758	$12,875,828
Return of Capital	1,026,615	—	—	—

Total taxable distributions	$9,396,579	$5,991,043	$35,944,758	$12,875,828

	AlphaTrak 500 Fund
	March 31, 2008	March 31, 2007
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$10,314,613	$12,434,156
Net long-term capital gains	5,349,411	—
Return of Capital	2,180,831	—

Total taxable distributions	$17,844,855	$12,434,156

11.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of the Metropolitan West Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Metropolitan West Funds (the “Trust”) comprising the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Strategic Income Fund, and the AlphaTrak 500 Fund (collectively, the “Funds”) as of March 31, 2008, and the related statements of operations and statement of cash flows for the Strategic Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Metropolitan West Funds as of March 31, 2008, the results of their operations and the cash flows where applicable for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

May 29, 2008

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have an March 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2008, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2008, each portfolio is designating the following items with regard to distributions paid during the year.

	Ultra Short Bond Fund	Low Duration Bond Fund	Intermediate Bond Fund	Total Return Bond Fund	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
Net Investment Income Distributions	100.00%	100.00%	97.43%	100.00%	89.06%	100.00%	44.53%
Short Term Capital Gain Distributions	0.00%	0.00%	2.57%	0.00%	0.00%	0.00%	13.87%
Long Term Capital Gain Distributions	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	29.55%
Return of Capital	0.00%	0.00%	0.00%	0.00%	10.94%	0.00%	12.05%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Distributions	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.21%	0.00%	0.00%	1.58%	0.00%	0.05%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	1.57%	0.43%	0.03%
U.S. Government Interest (3)	0.00%	3.91%	24.01%	0.00%	0.01%	0.17%	0.13%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	98.93%	97.96%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Short Term Capital Gain (6)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.
(4)	Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short term capital gain and net investment income).
(5)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(6)	The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

Metropolitan West Funds

Privacy Notice

The Fund collects nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails; and

•	Information about any bank account you use for transfers between your bank account and any custodial account, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities. We shall limit access to your personal account information to those agents of the Fund who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain safeguards to guard your nonpublic personal information.

If, at any time in the future, it is necessary to disclose any of your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure.

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 241-4671.

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee

Independent Trustees of the Trust*

Ronald J. Consiglio (1943)	Trustee	Indefinite term served since 2003	Mr. Consiglio has served as the Managing Partner of Synergy Trading, a securities trading partnership, since June 2001. From February 1998 to 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm.	7	Mannkind Corp. (Pharmaceutical Preparations).

David H. Edington (1957)	Trustee	Indefinite term served since 2001	Mr. Edington is the founder and Managing Director of Rimrock Capital Management (previously known as Rimrock Enterprises, Inc.), an investment advisory firm which acts as investment adviser to Rimrock High Income Plus Fund and Rimrock Low Volatility Fund.	7	None

Martin Luther King III (1957)	Trustee	Indefinite term since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	7	None

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee

Andrew W. Tarica (1959)	Trustee	Indefinite term since 2002	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund since February of 2001. Since 2005, Mr Tarica also has served as an employee of Sanders Morris Harris, a Houston-based broker-dealer, for purposes of managing a fixed-income portfolio.	7	None

Daniel D. Villanueva (1937)	Trustee	Indefinite term since 1997	Mr. Villanueva has been a partner of RC Fontis Partners (a private equity fund) since January of 2006. Prior to this, he served as the Chairman and Managing Director of Bastion Capital Corporation (investments) from 1990 to 2005. He has served as the Chairman of Integrated Water Resources since 1999.	7	Citibank- Banamex (USA); Fleetwood Enterprises, Inc. (Recreational Vehicles).

Scott Sale, MD (1950)	Trustee	Indefinite term since 2004	Dr. Sale has had his own private medical practice as a physician since April 2004. Prior to this, he was a Locum Tenens physician from May 2002 to February 2003 and the Cancer Detection Center from March 2001 to December 2002.	7	None

Interested Trustees**

Scott B. Dubchansky (1960)	Chairman of the Board of Trustees, President and Chief Executive Officer	Indefinite term served since 1997	Mr. Dubchansky has served as the Chief Executive Officer (CEO) of the Adviser since August 1996. Since June 2004, he has been the CEO and Chief Compliance Officer of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser. Mr. Dubchansky began serving as CEO of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser, in June 2004.	7	West Gate Strategic Income Fund I Master Fund, Ltd., West Gate Leveraged Loan Master Fund, L.P. and West Gate Advisors, LLC.

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee

Keith T. Holmes, JD (1952)	Trustee	Indefinite term served since 1997	Mr. Holmes has been a partner of the law firm King, Holmes, Paterno & Berliner since 1992. Mr. Holmes practices corporate finance and real estate law. Mr. Holmes’ firm has performed legal services for the Adviser and its affiliates.	7	None

Officers of the Trust who are not Trustees

Joseph D. Hattesohl (1963)	Treasurer since 2001 and Principal Financial Officer since 2003	Indefinite term served since 2001 and 2003, respectively	Mr. Hattesohl has served as the Chief Financial Officer (CFO) of the Adviser since November 2000. Since June 2004, he also serves as CFO of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser, and President of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser.	N/A	N/A

Keith T. Kirk (1963)	Chief Compliance Officer since 2004, Vice President since 2007 and Secretary since 2006	Indefinite Term served since 2004, 2007 and 2006, respectively	Presently, Mr. Kirk is the Chief Compliance Officer for the Adviser and MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser. He has worked for the Adviser since 2003. From 1998 through 2002, Mr. Kirk served as Vice President of Compliance for Montgomery Asset Management, LLC. As a Naval Reservist, Mr. Kirk was recalled to active duty in 2002 and 2003.	N/A	N/A

Erik L. Cuellar (1971)	Principal Accounting Officer and Assistant Treasurer since 2006	Indefinite term served since 2006	Presently, Mr. Cuellar is the Assistant Vice President of Fund Operations for the Adviser. He has worked for the Adviser since June 2006. From 1998 through 2006, Mr. Cuellar served as Supervisor of Alternative Investments at Western Asset Management Company.	N/A	N/A

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee

Scott Tretter (1966)	Anti-Money Laundering Compliance Officer since 2006	Indefinite term served since 2006	Presently, Mr. Tretter is a Senior Compliance Officer for the Adviser and West Gate Advisers, LLC. He has worked for the Adviser since 2005. From 2003 through 2005, Mr. Tretter served as Vice President and Senior Compliance Officer for Columbia Management (formerly Banc of America Capital Management, LLC).	N/A	N/A

Bibi Khan (1953)	Vice President Since 2007	Indefinite term served since 2007	Presently, Ms. Khan is the Vice President of Operations for the Adviser. She has worked for the Adviser since 2005. From 2003 through 2005, Ms Khan served as Director, Securities Group Operations Manager for Columbia Management (formerly Banc of America Capital Management, LLC). From 1999 through 2003, she served as Vice President and Group Manager with Bank of America Trust Services. Ms. Khan is a Certified Trust and Financial Analyst (CFTA).	N/A	N/A

David Lippman (1958)	Executive Vice President since 2007	Indefinite term served since 2007	Mr. Lippman has been a Managing Director and portfolio manager with the Adviser since October 2001.	N/A	N/A

Tad Rivelle (1961)	Executive Vice President since 2007	Indefinite term served since 2007	Mr. Rivelle has been the Chief Investment Officer and a Managing Director with the Adviser since August 1996.	N/A	N/A

Laird Landmann (1964)	Executive Vice President since 2007	Indefinite term served since 2007	Mr. Landmann has been a Managing Director and portfolio manager with the Adviser since August 1996.	N/A	N/A

Steve Kane (1962)	Executive Vice President since 2007	Indefinite term served since 2007	Mr. Kane has been a portfolio manager with the Adviser since August 1996.	N/A	N/A

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee

Shang Ni (1976)	Assistant Treasurer since 2006	Indefinite term served since 2006	Mr. Ni has served as the Controller for the Adviser since 2005. From 2003 through 2005, Mr. Ni worked as Tax Supervisor for Rothstein Kass & Co. P.C. From 1998 through 2003, he served as Senior Tax Associate with PricewaterhouseCoopers, LLP.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Fund as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.
†	Denotes the Trustee is a member of the Audit committee.

Board of Trustees

Scott B. Dubchansky

David H. Edington

Keith T. Holmes

Martin Luther King III

Daniel D. Villanueva

Andrew Tarica

Ronald J. Consiglio

Scott Sale

Officers

Scott B. Dubchansky

Chairman of the Board, President, and

Chief Executive Officer

Joseph D. Hattesohl

Treasurer and Chief Financial Officer

Keith T. Kirk

Chief Compliance Officer and Secretary

Erik L. Cuellar

Assistant Treasurer and Principal Accounting Officer

Shang Ni

Assistant Treasurer

Independent Registered Public
Adviser:	Accounting Firm:
Metropolitan West Asset Management, LLC	Deloitte & Touche LLP
11766 Wilshire Boulevard, Suite 1580	1700 Market Street
Los Angeles, CA 90025	Philadelphia, PA 19103

Custodian:	Distributor:
The Bank of New York	PFPC Distributors, Inc.
One Wall Street	760 Moore Road
New York, NY 10286	King of Prussia, PA 19406

Transfer Agent:	Legal Counsel:
PFPC Inc.	Paul, Hastings, Janofsky & Walker LLP
760 Moore Road	55 Second Street, 24th Floor
King of Prussia, PA 19406	San Francisco, CA 94105-3441

For Additional Information about the

Metropolitan West Funds call:

(310) 966-8900 or

(800) 241-4671 (toll-free)

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METAR2008

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Ronald Consiglio is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $395,557 in 2008 and $192,500 in 2007.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2008 and $0 in 2007.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $26,600 in 2008 and $25,375 in 2007. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns (Form 1120-RIC and Form 100 CA) and year end Excise Tax review.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2008 and $0 in 2007.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $553,825 for 2008 and $468,975 for 2007.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ Scott B. Dubchansky
Scott B. Dubchansky, Chairman and President
(principal executive officer)

Date June 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Scott B. Dubchansky
Scott B. Dubchansky, Chairman and President
(principal executive officer)

Date June 9, 2008

By (Signature and Title)*	/s/ Joseph D. Hattesohl
Joseph D. Hattesohl, Treasurer
(principal financial officer)

Date June 9, 2008

*	Print the name and title of each signing officer under his or her signature.